 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT MAY 27, 1998

                                                    REGISTRATION NOS. 333-
                                                                       811-07755
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment
                          No.                      [ ]
                          Post-Effective Amendment
                          No.                      [ ]

                      NUVEEN FLAGSHIP MULTISTATE TRUST II
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             333 West Wacker Drive
                            Chicago, Illinois 60606
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                    Copy to:

              GIFFORD R. ZIMMERMAN                               DAVID A. STURMS
         JOHN NUVEEN & CO. INCORPORATED                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
             333 WEST WACKER DRIVE                           222 NORTH LASALLE STREET
            CHICAGO, ILLINOIS 60606                          CHICAGO, ILLINOIS 60601
    (NAME AND ADDRESS OF AGENT FOR SERVICE)

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

                                ----------------

     It is proposed that this filing will become effective on June 26, 1998 pursuant to Rule 488.

================================================================================

                      NUVEEN FLAGSHIP MULTISTATE TRUST II

                             CROSS-REFERENCE SHEET
                          (AS REQUIRED BY RULE 481(A))

         PART A INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT

                    FORM N-14
                     ITEM NO.                                         PROSPECTUS/PROXY
                    ---------                                         ----------------
Item 1.   Beginning of Registration Statement and
          Outside Front Cover Page of
          Prospectus/Proxy Statement..............  Outside front cover page of Prospectus/Proxy
                                                    Statement
Item 2.   Beginning and Outside Back Cover Page of
          Prospectus/Proxy Statement..............  Outside back cover page of Prospectus/Proxy Statement
Item 3.   Fee Table, Synopsis Information and Risk
          Factors.................................  Summary; Risk Factors
Item 4.   Information about the Transaction.......  Summary; The Proposed Reorganization
Item 5.   Information about the Registrant........  Outside front cover page of Prospectus/Proxy
                                                    Statement; Summary; The Proposed Reorganization;
                                                    Other Information; Exhibit A; Prospectus and
                                                    Statement of Additional Information of the New Jersey
                                                    Fund (incorporated by reference)
Item 6.   Information about the Company Being
          Acquired................................  Outside front cover page of Prospectus/Proxy
                                                    Statement; Summary; Exhibit A; Prospectus and
                                                    Statement of Additional Information of the New Jersey
                                                    Intermediate Fund (incorporated by reference)
Item 7.   Voting Information......................  Other Information; Voting Information and
                                                    Requirements
Item 8.   Interest of Certain Persons and
          Experts.................................  Summary; The Proposed Reorganization
Item 9.   Additional Information Required for
          Reoffering by Persons Deemed to be
          Underwriters............................  Not applicable

      PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 10.  Cover Page..............................  Cover Page
Item 11.  Table of Contents.......................  Table of Contents
Item 12.  Additional Information about the
          Registrant..............................  Additional Information about the New Jersey Fund;
                                                    Incorporation of Documents by Reference
Item 13.  Additional Information about the Company
          Being Acquired..........................  Additional Information about the New Jersey
                                                    Intermediate Fund; Incorporation of Documents by
                                                    Reference
Item 14.  Financial Statements....................  Financial Statements; Incorporation of Documents by
                                                    Reference

                            PART C OTHER INFORMATION

Items 15-17.  Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.
---------------
* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                           IMPORTANT INFORMATION FOR
             NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND

Your Nuveen Flagship Fund will host a Special Meeting of Shareholders on Thursday, August 13, 1998, at our headquarters in Chicago, Illinois. The purpose is to vote on an important proposal affecting your fund.

The first few pages of this booklet summarize Nuveen's proposal and explain the proxy process -- including how to cast your votes. Before you vote, please read the full text of the proxy statement for a complete understanding of the proposal.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL SHAREHOLDER MEETING ON AUGUST 13?

A. The Board of Trustees for the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (the "New Jersey Intermediate Fund") has called a Special Shareholder Meeting for August 13, 1998 at which you will be asked to vote on a reorganization (the "Reorganization") of your fund into the Nuveen Flagship New Jersey Municipal Bond Fund (the "New Jersey Fund").

Q. ARE THERE ANY DIFFERENCES BETWEEN THE FUNDS?

A. The New Jersey Fund is substantially the same as the New Jersey Intermediate Fund in its philosophy, investment objectives and policies and day-to-day portfolio management except that the New Jersey Intermediate Fund maintains a weighted average portfolio maturity between 5 and 10 years while the New Jersey Fund maintains a weighted average portfolio maturity between 15 and 30 years. In evaluating the Reorganization, the New Jersey Intermediate Fund shareholders should consider the impact of investing in a long-term municipal bond fund.

Q. WHAT ADVANTAGES WILL THIS PRODUCE FOR FUND SHAREHOLDERS?

A. We expect the proposed Reorganization to (i) lower gross operating expenses as a percentage of net assets due to the New Jersey Fund's larger net assets and greater economies of scale; (ii) improve portfolio diversification; (iii) lower portfolio transaction costs; and (iv) retain the exemption of dividends from the New Jersey state personal income tax. The Board believes that these potential benefits, together with the potentially higher distributions from the New Jersey Fund, should offset the risks associated with investments in a long term bond fund.

Q. HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

A. The Board of Trustees of the New Jersey Intermediate Fund unanimously agreed that this Reorganization is in your best interests and recommends that you vote in favor of it.

Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. Effective May 8, 1998, the New Jersey Intermediate Fund was closed to new investors; existing investors, however, may continue to make additional purchases and reinvest dividends. If approved by shareholders on August 13, 1998, the Reorganization is expected to take effect on August 21, 1998.

Q. WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, shareholders of the New Jersey Intermediate Fund will exchange their shares for shares of the New Jersey Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the funds. You will receive New Jersey Fund shares whose aggregate value at the time of issuance will equal the aggregate value of your New Jersey Intermediate Fund shares on that date.

Q. IF I OWN SHARES IN CERTIFICATE FORM, WILL I NEED TO EXCHANGE THEM FOR CERTIFICATES OF MY NEW FUND?

A. Certificates for New Jersey Fund shares will not be issued automatically as part of the Reorganization, although we will send you certificates upon request. If you currently own New Jersey Intermediate Fund shares in certificate form, you will need to return these certificates to Nuveen in order to receive new certificates for your New Jersey Fund shares.

   If you prefer, however, you may exchange your certificates for book entry shares. These shares are held in a convenient computerized system that enables shareholders to receive a complete and accurate record of their holdings without having to worry about the safekeeping of certificates or the expense involved with replacing a lost or stolen certificate. Just complete the appropriate section of the Letter of Transmittal requesting book entry shares. Regardless of the way you choose to hold your shares after the Reorganization, certificates should be returned to the fund's transfer agent by certified mail as soon as possible.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE
   REORGANIZATION?

A. No. All of the funds' expenses associated with the Reorganization will be borne by the New Jersey Intermediate Fund. However, since Nuveen currently reimburses any additional operating expenses for the New Jersey Intermediate Fund, Nuveen will effectively bear the full cost of the Reorganization.

Q. HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN THE TWO FUNDS?

A. Upon approval and completion of the proposed Reorganization, New Jersey Intermediate Fund shareholders will benefit from lower gross fund operating expenses (before expense waivers/reimbursements) as a percentage of net assets, reflecting the larger net assets and greater economies of scale of the New Jersey Fund. Net fund operating expenses (after expense waivers/reimbursements) of the New Jersey Fund are also lower than those of the New Jersey Intermediate Fund as a percentage of net assets. For both the New Jersey Fund and the New Jersey Intermediate Fund, Nuveen has agreed to voluntarily waive some or all of its fees or reimburse certain expenses. The waivers/reimbursements for the New Jersey Fund are subject to change in the future and there can be no assurance that Nuveen will continue the waivers/reimbursements for the New Jersey Intermediate Fund if the Reorganization is not approved.

Q. WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the New Jersey Fund shares you receive will be the same as the tax basis and holding period of your New Jersey Intermediate Fund shares.

Q. CAN I EXCHANGE OR REDEEM MY NEW JERSEY INTERMEDIATE FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A. Upon approval of the Reorganization, you may exchange your New Jersey Intermediate Fund shares for shares of any other Nuveen Mutual Fund, or redeem your shares, at any time. If you choose to do so, your request will be treated as a normal exchange or redemption of shares (subject to any applicable deferred sales charge) and will be a taxable transaction for federal income tax purposes.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial adviser or Nuveen at (800) 621-7227 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

Q. WILL NUVEEN CONTACT ME?

A. You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the proposal.

                                                                     NUVEEN LOGO

June 29, 1998

DEAR NUVEEN FUND SHAREHOLDER:

Enclosed is a proxy asking you to vote on the reorganization of your Fund into the Nuveen Flagship New Jersey Municipal Bond Fund, a mutual fund that pursues a similar investment objective. Subject to shareholder approval, you would become a shareholder of the New Jersey Fund.

The enclosed Prospectus/Proxy Statement contains information you will need to make an informed decision. For your convenience, we also have provided a brief question and answer section, which we hope you will find useful as you review your materials before voting. For more detailed information about the reorganization, please refer to the Prospectus/Proxy Statement.

The proposal has been approved by the Trustees for your Fund, who recommend you vote "FOR" the proposal. Please give this matter your prompt attention. We will need to receive your proxy card before the shareholder meeting scheduled for August 13, 1998. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Nuveen.

PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Sincerely,

Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

NOTICE OF SPECIAL MEETING                                     333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
AUGUST 13, 1998                                               60606
                                                              (800) 414-7447

June 29, 1998

NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

Notice is hereby given that a Joint Special Meeting of shareholders of the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (the "New Jersey Intermediate Fund" or a "Fund"), a series of the Nuveen Flagship Multistate Trust II (the "Multistate Trust" or the "Trust"), a Massachusetts business trust, will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, in Chicago on Thursday, August 13, 1998 at 10:00 a.m., Central Time (the "Special Meeting"), for the following purposes:

        1. To approve an Agreement and Plan of Reorganization pursuant to which the New Jersey Intermediate Fund would (i) transfer all of its assets to the Nuveen Flagship New Jersey Municipal Bond Fund (the "New Jersey Fund") in exchange solely for Class A, C and R shares of beneficial interest of the New Jersey Fund and the New Jersey Fund's assumption of the liabilities of the New Jersey Intermediate Fund,
           (ii) distribute such shares of the New Jersey Fund to the holders of shares of the New Jersey Intermediate Fund and (iii) be liquidated, dissolved and terminated as a series of the Multistate Trust in accordance with the Trust's Declaration of Trust.

        2. To ratify the selection of Arthur Andersen LLP as independent auditors for the fiscal year ending February 28, 1999.

        3. To transact such other business as may properly come before the Special Meeting.

Shareholders of record as of the close of business on June 16, 1998 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

PROSPECTUS/
PROXY STATEMENT

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

This Prospectus/Proxy Statement is being furnished to shareholders of the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (the "New Jersey Intermediate Fund" or a "Fund"), a series of the Nuveen Flagship Multistate Trust II (the "Multistate Trust" or the "Trust"), a Massachusetts business trust, and relates to the special meeting of shareholders of the New Jersey Intermediate Fund to be held in the 31st floor conference room of John Nuveen & Co., Incorporated, 333 West Wacker Drive, in Chicago on Thursday, August 13, 1998 at 10:00 a.m., Central Time and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on June 16, 1998 are entitled to vote at the Special Meeting or any adjournment thereof. The primary purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the New Jersey Intermediate Fund into the Nuveen Flagship New Jersey Municipal Bond Fund (the "New Jersey Fund," which may also sometimes be referred to as a "Fund") (the "Reorganization"). The Reorganization would result in shareholders of the New Jersey Intermediate Fund in effect exchanging their Class A, C and R shares of the New Jersey Intermediate Fund for corresponding Class A, C and R shares of the New Jersey Fund. The purpose of the Reorganization is to permit the shareholders of the New Jersey Intermediate Fund to (i) achieve certain economies of scale from the New Jersey Fund's larger net asset size and the potentially lower operating expenses associated therewith, and (ii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.

The New Jersey Fund is also a series of the Multistate Trust. The investment objective of the New Jersey Fund is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There can be no assurance that the New Jersey Fund will achieve its investment objective. The address, principal executive office and telephone number of the Funds is 333 West Wacker Drive, Chicago, Illinois 60606, (312) 917-7700 or (800) 621-7227.
The enclosed proxy and this Prospectus/Proxy Statement are first being sent to shareholders of the New Jersey Intermediate Fund on or about June 29, 1998.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the New Jersey Intermediate Fund should know before voting on the Reorganization (in effect, investing in Class A, C or R shares of the New Jersey Fund) and constitutes an offering of Class A, C or R shares of beneficial interest, par value $.01 per share, of the New Jersey Fund only. Please read it carefully and retain it for future reference. A Statement of Additional
Information dated             , 1998, relating to this Prospectus/Proxy
Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Funds' Prospectus") and Statement of Additional Information containing additional information about the New Jersey Fund and the New Jersey Intermediate Fund, each dated June 30, 1997, have been filed with the SEC and are incorporated herein by reference. A copy of the Funds' Prospectus accompanies this Prospectus/Proxy Statement. Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING (800) 621-7227 OR BY WRITING THE RESPECTIVE FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606.
                            ------------------------

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                            ------------------------

The Multistate Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith files reports and other information with the SEC. Such reports, other information and proxy statements filed by the Multistate Trust can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C.

20549, and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Trusts, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).

       THE DATE OF THIS PROSPECTUS/PROXY STATEMENT IS             , 1998.

PROSPECTUS/
PROXY STATEMENT

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

TABLE OF CONTENTS

                                                 PAGE
                                               ---------
PROPOSAL 1: THE PROPOSED REORGANIZATION......          1
A. SUMMARY...................................          1
    The Reorganization.......................          1
    Reasons for the Proposed
      Reorganization.........................          1
    Comparison of the New Jersey Fund with
      the New Jersey Intermediate Fund.......          2
B. RISK FACTORS..............................          9
    Similarity of Risks......................          9
    Differences in Risks.....................          9
C. THE PROPOSED REORGANIZATION...............         10
    Terms of the Agreement...................         10
    Description of Securities to be Issued...         11
    Continuation of Shareholder Accounts and
      Plans; Share Certificates..............         11
    Certain Federal Income Tax
      Consequences...........................         11
    Expenses.................................         12
    Legal Matters............................         12
    Financial Statements.....................         12

                                                 PAGE
                                               ---------
D. RECOMMENDATION OF THE BOARD...............         13
PROPOSAL 2: SELECTION OF INDEPENDENT
  AUDITORS...................................         13
OTHER INFORMATION............................         13
    A. SHAREHOLDERS OF THE INTERMEDIATE FUND
         AND THE NEW JERSEY INTERMEDIATE
         FUND................................         13
    B. SHAREHOLDER PROPOSALS.................         13
VOTING INFORMATION AND REQUIREMENTS..........         14
EXHIBITS
    Management's Discussion of New Jersey
      Fund and New Jersey Intermediate Fund
      Performance............................  Exhibit A
    Financial Highlights.....................  Exhibit B

                    PROPOSAL 1. THE PROPOSED REORGANIZATION

A. SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/ Proxy Statement and the information attached hereto or incorporated herein by reference (including the Agreement and Plan of Reorganization). As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the Multistate Trust (the "Board") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the New Jersey Intermediate Fund and would not result in dilution of shareholders' interest. As a result of the Reorganization, shareholders of the New Jersey Intermediate Fund would acquire an interest in the New Jersey Fund.

Shareholders should read the entire Prospectus/Proxy Statement carefully together with the Funds' Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, C and R shares of the New Jersey Fund only.

THE REORGANIZATION

This Prospectus/Proxy Statement is being furnished to shareholders of the New Jersey Intermediate Fund in connection with the proposed combination of the Fund with and into the New Jersey Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated April 25, 1998 between the New Jersey Intermediate Fund and the New Jersey Fund (the "Agreement"). The Agreement provides that the New Jersey Intermediate Fund would (i) transfer all of its assets to the New Jersey Fund in exchange solely for Class A, C and R shares of the New Jersey Fund and the New Jersey Fund's assumption of the liabilities of the New Jersey Intermediate Fund, (ii) distribute to each shareholder of the New Jersey Intermediate Fund shares of the respective class of shares of the New Jersey Fund equal in value to their existing shares of the Fund as a distribution in liquidation of the Fund and (iii) be liquidated, dissolved and terminated as a series of the Multistate Trust in accordance with the Trust's Declaration of Trust promptly following the Closing (as defined herein) (the "Reorganization").

The Board of Trustees of the Multistate Trust has determined that the Reorganization is in the best interests of the New Jersey Intermediate Fund and that the interests of existing shareholders of the New Jersey Intermediate Fund will not be diluted as a result of the Reorganization. The Board of the Multistate Trust unanimously approved the Reorganization and the Agreement on April 25, 1998.

The New Jersey Intermediate Fund will pay all of the Funds' costs associated with the Reorganization. However, since the investment adviser currently waives and/or reimburses certain operating expenses for the New Jersey Intermediate Fund, Nuveen Advisory Corp. (the "Adviser") will effectively bear the full cost of the Reorganization.

The Board is asking shareholders of the New Jersey Intermediate Fund to approve the Reorganization at the Special Meeting to be held on August 13, 1998. If shareholders of the New Jersey Intermediate Fund approve the Reorganization, it is expected that the Closing of the Reorganization will be after the close of business on August 21, 1998, but it may be at a different time as described herein.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. FOR THE NEW JERSEY INTERMEDIATE FUND, APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

The Board believes that the proposed Reorganization would be in the best interests of the New Jersey Intermediate Fund because it would permit the shareholders of the Fund to (i) achieve certain economies of scale from the New Jersey Fund's larger net asset size and the potentially lower operating expenses associated therewith, and (ii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.

In determining whether to recommend approval of the Reorganization to shareholders of the New Jersey Intermediate Fund, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the New Jersey Intermediate Fund and the New Jersey Fund before the Reorganization and the estimated expense ratios of the New Jersey Fund after the Reorganization; (ii) the investment performance of the New Jersey Intermediate Fund compared to the New Jersey Fund; (iii) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of the New Jersey Intermediate Fund's shareholder interests; (iv) the economies of scale potentially realized through the combination of the Funds;
(v) the compatibility of the Funds' investment objectives; (vi) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges;
(vii) the costs estimated to be incurred by the respective Funds as a result of the Reorganization; (viii) the future growth prospects of the New Jersey Intermediate Fund; and (ix) the anticipated federal income tax consequences of the Reorganization; and (x) the similarities in state tax treatment of the New Jersey Intermediate Fund distributions compared with the New Jersey Fund.

In this regard, the Board reviewed information provided by the Adviser relating to the anticipated impact on the shareholders of the New Jersey Intermediate Fund as a result of the Reorganization. The Board considered the probability that the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the New Jersey Intermediate Fund, although there can, of course, be no assurances in this regard:

A. Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the New Jersey Intermediate Fund with the assets of the New Jersey Fund should lead to reduced total operating expenses for shareholders of the New Jersey Intermediate Fund, respectively, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, increase portfolio net income available for distributions to shareholders of the New Jersey Intermediate Fund. For both the New Jersey Fund and the New Jersey Intermediate Fund, the Adviser has agreed to voluntarily waive some or all of its fees or reimburse certain expenses. The waivers/reimbursements for the New Jersey Fund are subject to change in the future and there can be no assurance that the Adviser will continue the waivers/reimbursements for the New Jersey Intermediate Fund if the Reorganization is not approved.

B. Benefits to the Portfolio Management Process. The larger net asset size of the New Jersey Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity. A larger more diverse fund may also be able to produce a more stable and consistent dividend rate than a smaller, less diverse fund.

Based upon these and other factors, the Board unanimously determined that the Reorganization is in the best interests of the New Jersey Intermediate Fund.

COMPARISON OF THE NEW JERSEY FUND WITH THE NEW JERSEY INTERMEDIATE FUND

INVESTMENT OBJECTIVES. The New Jersey Fund and the New Jersey Intermediate Fund have similar investment objectives. The investment objective of the Funds is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Both Funds seek income exempt from the New Jersey gross income tax.

INVESTMENT POLICIES. The New Jersey Fund and the New Jersey Intermediate Fund have similar investment policies. The Funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt for regular federal, state, and in some cases, local income taxes. Both Funds purchase only quality municipal bonds that either are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the Adviser, except that the Funds may not invest more than 20% of their net assets in unrated bonds. Bond ratings are furnished by Standard & Poor's Corporation ("S&P") and Moody's Investor Services ("Moody's"). According to published guidelines, securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. According to published guidelines, securities rated Baa by Moody's are considered by Moody's as medium grade obligations. Such securities are, in the opinion of Moody's, neither highly protected nor poorly secured. Interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the opinion of Moody's they lack outstanding investment characteristics and in fact have speculative characteristics as well.

In addition, the New Jersey Intermediate Fund and the New Jersey Fund have the same policies with respect to diversification. Both Funds are non-diversified funds. A non-diversified fund may invest a higher percentage of its assets in relatively fewer issuers than a diversified fund.

The primary difference between the Funds is that the New Jersey Intermediate Fund is an intermediate-term fund that under normal market conditions maintains an overall weighted average portfolio maturity of 5 to 10 years while the New Jersey Fund is a long-term fund that under normal market conditions maintains a weighted average portfolio maturing of 15 to 30 years. The Board, however, believes that the benefits to the New Jersey Intermediate Fund's shareholders, including potentially lower operating costs and potentially higher distributions, should offset any increased risks of investing in longer term bonds. In evaluating the Reorganization, the New Jersey Intermediate Fund shareholders should consider the impact of investing in a long-term fund. For a description of the risks involved in investing in a long-term fund, please see the section below entitled "Differences in Risks."

Credit Quality. A comparison of the credit qualities of the respective portfolios of the New Jersey Fund and the New Jersey Intermediate Fund, as of April 30, 1998, is set forth in the table below.

                                             PORTFOLIO CREDIT QUALITY
-------------------------------------------------------------------------------------------------------------------
                                                                                 NEW JERSEY
                     CREDIT RATING                         NEW JERSEY FUND    INTERMEDIATE FUND      PRO FORMA(1)
-------------------------------------------------------------------------------------------------------------------
Aaa/AAA                                                             49.20%               41.35%              48.38%
Aa/AA                                                                9.72%               21.87%              10.99%
A/A                                                                 14.71%               11.73%              14.40%
Baa/BBB                                                             10.17%               20.18%              11.22%
Unrated                                                             11.95%                4.87%              11.21%
Below Investment Grade                                               4.25%                   --               3.80%
                                                           ---------------    -----------------    ----------------
TOTAL                                                              100.00%              100.00%             100.00%
-------------------------------------------------------------------------------------------------------------------

(1) Reflects the effect of the New Jersey Intermediate Fund Reorganization.

As of April 30, 1998, the New Jersey Intermediate Fund and New Jersey Fund were invested in similarly-rated securities. Generally, on April 30, 1998, the average portfolio credit quality was AA/Aa for both the New Jersey Intermediate Fund and the New Jersey Fund.

Maturity and Duration. A comparison of the maturity and duration of the respective portfolios of the New Jersey Fund and the New Jersey Intermediate Fund as of April 30, 1998, is set forth in the table below.

                                          PORTFOLIO MATURITY INFORMATION
-------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED AVERAGE        WEIGHTED AVERAGE        WEIGHTED AVERAGE
                      FUND                            MATURITY           EFFECTIVE MATURITY       MODIFIED DURATION
-------------------------------------------------------------------------------------------------------------------
New Jersey                                                   15.42                    9.35                    6.46
New Jersey Intermediate                                       8.02                    7.22                    5.65
Pro-Forma(1)                                                 14.65                    9.13                    6.38
-------------------------------------------------------------------------------------------------------------------

(1) Reflects the effect of the New Jersey Intermediate Fund Reorganization.

Funds with longer average maturities and duration will generally be subject to greater interest rate risk.

Performance Information. A comparison of the total returns for the New Jersey Fund and the New Jersey Intermediate Fund for the periods ending April 30, 1998 is set forth in the table below.

                                                      TOTAL RETURNS(1)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED TOTAL RETURNS
                                                                CUMULATIVE      ---------------------------------------------
               FUND                  CLASS    INCEPTION DATE    YTD RETURN      1 YEAR      3 YEAR      5 YEAR      INCEPTION
-----------------------------------------------------------------------------------------------------------------------------
New Jersey                             A              9/6/94        (3.62)%      3.71%       5.63%       5.23%              6.25%
                                       C              9/6/94        (0.69)       7.64        6.47        5.42               6.25
                                       R             7/26/91         0.64        8.53        7.40        6.41               7.26
New Jersey Intermediate                A             9/16/92        (2.73)       3.83        5.04        4.91               5.69
                                       C              2/1/97        (0.92)       6.43        5.77        5.19               5.90
                                       R              2/1/97         0.32        7.24        6.24        5.62               6.33
-----------------------------------------------------------------------------------------------------------------------------

-------------------------
(1) Class R share returns are actual for New Jersey and Class A share returns are actual for New Jersey Intermediate. Class A and C share returns for New Jersey and Class C and R share returns for New Jersey Intermediate are actual for the period since class inception; returns prior to class inception are Class R share returns for New Jersey and Class A share returns for New Jersey Intermediate, adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up front sales charge for New Jersey and 3.00% for New Jersey Intermediate which are reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is reflected in the year-to-date return figures. Total returns assume reinvestment of all dividends and distributions.

The following table is a comparison of the yields of the respective portfolios of the New Jersey Fund and the New Jersey Intermediate Fund as of April 30, 1998.

                                         SEC YIELD AND DISTRIBUTION INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           SEC 30-DAY YIELD
                                                                                     --------------------------------------
                                        DISTRIBUTION          AFTER-TAX              BEFORE WAIVERS/         AFTER WAIVERS/
            FUND               CLASS       YIELD          DISTRIBUTION YIELD         REIMBURSEMENTS          REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
New Jersey                       A              4.94%                     4.94%                4.16%                   4.52%
                                 C              4.65                      4.65                 3.79                    4.17
                                 R              5.38                      5.38                 4.55                    4.93
New Jersey Intermediate          A              4.67                      4.67                 3.17                    3.78
                                 C              4.28                      4.28                 2.71                    3.34
                                 R              5.04                      5.04                 3.47                    4.09
Pro-Forma                        A              4.94                      4.94                 4.08                    4.48
                                 C              4.65                      4.65                 3.71                    4.13
                                 R              5.38                      5.38                 4.46                    4.89
---------------------------------------------------------------------------------------------------------------------------

(1) Class A shares have a 4.2% maximum up-front sales charge for New Jersey and a 3.0% maximum up-front sales charge for New Jersey Intermediate which are reflected in the yield and distribution figures. Class C and R shares yield and distribution figures are calculated on net asset value.

The total returns, yields and distribution rates are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of expense reimbursements for the New Jersey Fund and the New Jersey Intermediate Fund, the Funds' total returns and yields would have been reduced.

Management's discussion of the New Jersey and New Jersey Intermediate Funds' performance as of February 28, 1998 is attached hereto as Exhibit A.

Investment Adviser. The New Jersey Fund and the New Jersey Intermediate Fund are managed by the Adviser. The Adviser is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $37 billion in taxable and tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $36 billion in securities under management as of the date of the Prospectus/Proxy Statement. Over 1,000,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property liability insurance through subsidiaries. The Adviser's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Advisory and Other Fees. The contractual advisory fees and total operating expenses of the New Jersey Fund are the same as those of the New Jersey Intermediate Fund. Pursuant to an investment management agreement between the Adviser and the Multistate Trust, the New Jersey Fund and the New Jersey Intermediate Fund pay the Adviser an annual management fee at the rates set forth below:

---------------------------------------------------
AVERAGE DAILY NET ASSET VALUE        MANAGEMENT FEE
---------------------------------------------------
For the first $125 million              .5500 of 1%
For the next $125 million               .5375 of 1%
For the next $250 million               .5250 of 1%
For the next $500 million               .5125 of 1%
For the next $1 billion                 .5000 of 1%
For assets over $2 billion              .4750 of 1%
---------------------------------------------------

For the fiscal year ended February 28, 1998 the New Jersey Fund paid the Adviser $116,781, (after expense reimbursement) and would have paid $442,250 (assuming no expense reimbursement). For the fiscal year ended February 28, 1998 the New Jersey Intermediate Fund paid the Adviser $0 (after expense reimbursement) and would have paid $43,869 (assuming no expense reimbursement). For a complete description of the advisory services provided to the Funds, see the New Jersey Fund and the New Jersey Intermediate Fund Summaries in the Funds' Prospectus and the sections of the Funds' Prospectus and Statement of Additional Information entitled "Fund Service Providers -- Investment Adviser" and "Investment Adviser and Investment Management Agreement," respectively.

The advisory fees and other operating expenses of the New Jersey Intermediate Fund are currently less than those of the New Jersey Fund but only because of voluntary expense waivers or reimbursements from the Adviser. There can be no assurance that such waivers or reimbursements will continue for the New Jersey Intermediate Fund if the Reorganization is
 4
not completed. There also can be no assurance that the waivers or reimbursements will continue for the New Jersey Fund if the Reorganization is completed.

The New Jersey Fund and the New Jersey Intermediate Fund have adopted substantially the same distribution and service plans (the "Distribution and Service Plans") pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Service Plans authorize each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding. The plans also authorize each Fund to pay Nuveen an annual 0.75% distribution fee on the average daily net assets of Class B shares outstanding. The plans also authorize each Fund to pay Nuveen an annual 0.55% distribution fee on the average daily net assets of Class C shares outstanding. In order to help compensate Nuveen for the sales commissions paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and Class C shares, Nuveen retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of the record. The distributor of the New Jersey Intermediate Fund's shares and the New Jersey Fund's shares is Nuveen. For a complete description of these arrangements with respect to the New Jersey Fund, see the sections of the New Jersey Fund and the Funds' Prospectuses and Statements of Additional Information entitled "Fund Service Providers -- The Distributor" and "Distribution and Service Plan," respectively.

The tables below set forth (i) the fees and expenses paid by the New Jersey Fund and the New Jersey Intermediate Fund during the one-year period ended February 28, 1998 (on an annualized basis) and (ii) pro forma expenses for the combined fund for Class A, C and R shares.

                            EXPENSE COMPARISON TABLE
                                 CLASS A SHARES

-----------------------------------------------------------------------------------------------------------
                                                                              NEW JERSEY
                                                              NEW JERSEY     INTERMEDIATE
                                                                 FUND            FUND         PRO FORMA(1)
-----------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchase of a Share (as a
  percentage of Offering Price)                                 4.20%(3)        3.00%(3)          4.20%(3)
Contingent Deferred Sales Charge (CDSC) (as a percentage of
  the lower of the original purchase price or redemption
  proceeds)                                                        --(3)           --(3)             --(3)
ANNUAL FUND OPERATING EXPENSES (as a percentage of average
  net assets)
Management Fees                                                  .55%            .55%              .55%
Rule 12b-1 Fees                                                  .20%            .20%              .20%
Other Expenses                                                   .26%            .79%              .25%
                                                                -----           -----             -----
Total Fund Operating Expenses (before waivers and
  reimbursements)                                               1.01%           1.54%             1.00%
Total Fund Operating Expenses (after waivers and
  reimbursements)                                                .60%            .64%              .55%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (2)
One Year                                                          $ 48           $ 36                  $ 47
Three Years                                                      $ 60              $ 50                $ 59
Five Years                                                       $ 74              $ 65                $ 71
Ten Years                                                        $114              $107                $108
-----------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization and reflects the effect of the New Jersey Intermediate Fund Reorganization.

(2) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and reinvestment of all dividends, based on total fund operating expenses after waivers and reimbursements.

(3) The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

                            EXPENSE COMPARISON TABLE
                                 CLASS C SHARES

--------------------------------------------------------------------------------------------------------------
                                                                            NEW JERSEY
                                                             NEW JERSEY    INTERMEDIATE
                                                                FUND           FUND        PRO FORMA (1)
--------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchase of a Share (as a
  percentage of Offering Price)                                      --              --               --
Contingent Deferred Sales Charge (CDSC) (as a percentage of
  the lower of the original purchase price or redemption
  proceeds)                                                          1%(3)           1%(3)            1%(3)
ANNUAL FUND OPERATING EXPENSES (as a percentage of average
  net assets)
Management Fees                                                    .55%            .55%             .55%
Rule 12b-1 Fees                                                    .75%            .75%             .75%
Other Expenses                                                     .26%            .73%             .25%
                                                             ----------    ------------    -------------
Total Fund Operating Expenses (before waivers and
  reimbursements)                                                 1.56%           2.03%            1.55%
Total Fund Operating Expenses (after waivers and
  reimbursements)                                                 1.16%           1.19%            1.10%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (2)
One Year                                                           $ 12            $ 12             $ 11
Three Years                                                        $ 37            $ 38             $ 35
Five Years                                                         $ 64            $ 65             $ 61
Ten Years                                                          $141            $144             $134
--------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization and reflects the effect of the New Jersey Intermediate Fund Reorganization.

(2) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions, based on total fund operating expenses after waivers and reimbursements.

(3) Imposed only on redemptions within 12 months of purchase.

                             EXPENSE COMPARISON TABLE
                                  CLASS R SHARES

--------------------------------------------------------------------------------------------------------------
                                                                            NEW JERSEY
                                                             NEW JERSEY    INTERMEDIATE
                                                                FUND           FUND        PRO FORMA (1)
--------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchase of a Share (as a
  percentage of Offering Price)                                      --              --               --
Contingent Deferred Sales Charge (as a percentage of the
  lower of the original purchase price or redemption
  proceeds)                                                          --              --               --
ANNUAL FUND OPERATING EXPENSES (as a percentage of average
  net assets)
Management Fees                                                     .55%            .55%             .55%
Rule 12b-1 Fees                                                      --              --               --
Other Expenses                                                      .26%            .78%             .25%
                                                             ----------    ------------    -------------
Total Fund Operating Expenses (before waivers and
  reimbursements)                                                   .81%           1.33%             .80%
Total Fund Operating Expenses (after waivers and
  reimbursements)                                                   .40%            .46%             .35%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (2)
One Year                                                            $ 4             $ 5              $ 4
Three Years                                                         $13             $15              $11
Five Years                                                          $22             $26              $20
Ten Years                                                           $51             $58              $44
--------------------------------------------------------------------------------------------------------

Notes to Expense Comparison Table

(1) The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization and reflects the effect of the New Jersey Intermediate Fund Reorganization.

(2) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions, based on total fund operating expenses after waivers and reimbursements.

Distribution, Purchase, Valuation, Redemption and Exchange of Shares. The New Jersey Fund offers four classes of shares and the New Jersey Intermediate Fund offers three classes of shares. The Class A shares of the New Jersey Fund and the New Jersey Intermediate Fund are subject to an initial sales charge and a 0.20% annual service fee. The following Class A sales charges and commissions apply to the New Jersey Fund and the New Jersey Intermediate Fund.

                                   NEW JERSEY
                     CLASS A SALES CHARGES AND COMMISSIONS
--------------------------------------------------------------------------------

                                                                                                    AUTHORIZED
                                                                                                      DEALER
                                                                       SALES CHARGE                 COMMISSION
                                                            ----------------------------------    --------------
                                                            AS % OF PUBLIC      AS % OF YOUR      AS % OF PUBLIC
                      PURCHASE AMOUNT                       OFFERING PRICE     NET INVESTMENT     OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
Up to $50,000                                                         4.20%               4.38%             3.70%
$50,000 -- 100,000                                                    4.00                4.18              3.50
$100,000 -- 250,000                                                   3.50                3.63              3.00
$250,000 -- 500,000                                                   2.50                2.56              2.00
$500,000 -- 1,000,000                                                 2.00                2.04              1.50
$1,000,000 and over                                                     --(1)               --                --(1)
----------------------------------------------------------------------------------------------------------------

                            NEW JERSEY INTERMEDIATE
                     CLASS A SALES CHARGES AND COMMISSIONS
--------------------------------------------------------------------------------

                                                                                                    AUTHORIZED
                                                                                                      DEALER
                                                                       SALES CHARGE                 COMMISSION
                                                            ----------------------------------    --------------
                                                            AS % OF PUBLIC      AS % OF YOUR      AS % OF PUBLIC
                      PURCHASE AMOUNT                       OFFERING PRICE     NET INVESTMENT     OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
Up to $50,000                                                         3.00%               3.09%             2.50%
$50,000 -- 100,000                                                    2.50                2.56              2.00
$100,000 -- 250,000                                                   2.00                2.04              1.50
$250,000 -- 500,000                                                   1.50                1.52              1.25
$500,000 -- 1,000,000                                                 1.25                1.27              1.00
$1,000,000 and over                                                     --(1)               --                --(1)
----------------------------------------------------------------------------------------------------------------

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

The initial sales charge applicable to Class A shares of the New Jersey Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the New Jersey Fund after the Reorganization will be subject to the initial sales charge, excluding Class A shares purchased through the dividend reinvestment plan.

The Class B shares of the New Jersey Fund do not incur a sales charge when they are purchased, but generally are subject to a .20% annual service fee and a .75% annual distribution fee. Class B shares are also subject to a contingent deferred sales charge ("CDSC") if redeemed within six years after purchase. The CDSC is calculated on the lower of the purchase price or redemption proceeds.

                                                                                DURING YEAR
                                                ---------------------------------------------------------------------------
                                                 1           2           3           4           5           6          7+
---------------------------------------------------------------------------------------------------------------------------
CDSC                                             5%          4%          4%          3%          2%          1%          0%

Class B shares of the New Jersey Fund convert automatically to Class A shares eight years after purchase. Class B shares will convert only if the New Jersey Fund is assured that the conversion does not generate tax consequences for investors, based upon the opinion of outside counsel or the written assurance of the IRS.

The Class C shares of the New Jersey Fund and the New Jersey Intermediate Fund do not incur a sales charge when purchased, but are subject to a .20% annual service fee and a .55% annual distribution fee. Class C shares are also subject to a CDSC of 1.00% if redeemed within the first year after purchase.

Class R shares of the New Jersey Fund and the New Jersey Intermediate Fund have no sales charges or ongoing fees. For a complete description of the Class A, C and R shares, see the sections of the Funds' Prospectus and Statement of Additional Information entitled "Investing in the Funds -- How to Select a Purchase Option" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.

No contingent deferred sales charge will be imposed on Class C shares of the New Jersey Intermediate Fund in connection with the Reorganization. The holding period and conversion period for Class C shares of the New Jersey Fund received in connection with the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the New Jersey Intermediate Fund or (ii) the holder purchased such shares from any other Nuveen national or state fund and subsequently exchanged them for shares of the New Jersey Intermediate Fund.

Shares of the New Jersey Fund and the New Jersey Intermediate Fund may be purchased through a financial adviser, by check, by electronic transfer, and by exchange from certain other open-end mutual funds distributed by Nuveen. For a complete description regarding purchase of shares and exchange of shares of the New Jersey Fund and the New Jersey

Intermediate Fund, see the sections of the Funds' Prospectus and Statement of Additional Information entitled "Investing in the Funds" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.

Shares of the New Jersey Fund and the New Jersey Intermediate Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the New Jersey Fund or the New Jersey Intermediate Fund may be redeemed or exchanged through a financial adviser by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or by electronic transfer). If any shares of the New Jersey Fund or the New Jersey Intermediate Fund were purchased less than 15 days prior to your request, the Funds do not mail the redemption proceeds until the check for the purchase has cleared, which can take up to 15 days. In addition, the New Jersey Fund and the New Jersey Intermediate Fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the New Jersey Fund and the New Jersey Intermediate Fund Statements of Additional Information. In order to limit excessive exchange activity and in other circumstances where the Adviser believes doing so would be in the best interests of a Fund, the New Jersey Fund and the New Jersey Intermediate Fund reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders are notified in the event this happens to the extent required by law.

No further purchases of the shares of the New Jersey Intermediate Fund may be made after the date on which the shareholders of the New Jersey Intermediate Fund approve the Reorganization, and the stock transfer books of the New Jersey Intermediate Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the New Jersey Intermediate Fund. Redemption requests or transfer instructions received by the New Jersey Intermediate Fund after that date will be treated by the Fund as requests for the redemption or instructions for transfer of the shares of the New Jersey Fund credited to the accounts of the shareholders of the New Jersey Intermediate Fund. Redemption requests or transfer instructions received by the New Jersey Intermediate Fund after the close of business on the day prior to the date of Closing will be forwarded to the New Jersey Fund. For a complete description of the redemption arrangements for the Funds, see the sections of the New Jersey Fund and Funds' Prospectuses entitled "Investing in the Funds -- How to Sell Fund Shares."

Capitalization. The following table sets forth the capitalization of the New Jersey Fund and the New Jersey Intermediate Fund as of February 28, 1998, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                  CAPITALIZATION TABLE AS OF FEBRUARY 28, 1998
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                               NEW JERSEY        NEW JERSEY
                                                                  FUND        INTERMEDIATE FUND    Pro Forma(1)
---------------------------------------------------------------------------------------------------------------
NET ASSETS
    Class A shares                                            $35,781,610        $ 9,369,439       $45,106,408
    Class B shares                                              2,981,475                 --         2,981,475
    Class C shares                                              5,733,240            980,413         6,708,982
    Class R shares                                             44,817,466            198,402        45,014,922
                                                              -----------        -----------       -----------
         Total                                                $89,313,791        $10,548,254       $99,811,787
                                                              ===========        ===========       ===========
NET ASSET VALUE PER SHARE
    Class A shares                                            $     10.61        $     10.50       $     10.61
    Class B shares                                                  10.61                 --             10.61
    Class C shares                                                  10.59              10.52             10.59
    Class R shares                                                  10.62              10.51             10.62
SHARES OUTSTANDING
    Class A shares                                              3,372,763            892,572         4,251,632
    Class B shares                                                280,980                 --           280,980
    Class C shares                                                541,173             93,182           633,311
    Class R shares                                              4,220,367             18,885         4,238,960
                                                              -----------        -----------       -----------
         Total                                                  8,415,283          1,004,639         9,404,883
                                                              ===========        ===========       ===========
SHARES AUTHORIZED
    Class A shares                                              Unlimited          Unlimited         Unlimited
    Class B shares                                              Unlimited          Unlimited         Unlimited
    Class C shares                                              Unlimited          Unlimited         Unlimited
    Class R shares                                              Unlimited          Unlimited         Unlimited
---------------------------------------------------------------------------------------------------------------

(1) The pro forma figures reflect the effect of the New Jersey Intermediate Fund Reorganization.

B.  RISK FACTORS

SIMILARITY OF RISKS

The investment objectives of the New Jersey Fund and the New Jersey Intermediate Fund are substantially the same. The investment policies of the Funds are substantially the same insofar as they may purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the Adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, the Funds may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The Funds may also purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Funds may only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity. The New Jersey Fund and the New Jersey Intermediate Fund also engage in certain common investment practices such as the purchase and sale of securities on a "when-issued" and "delayed delivery" basis. In addition, the Funds may periodically engage in hedging transactions as described in the sections of the New Jersey Fund and New Jersey Intermediate Fund Statements of Additional Information entitled "Investment Policies and Investment Portfolio -- Hedging and Other Defensive Actions." To the extent that the investment objectives and investment policies and practices are substantially the same, the risks associated with an investment in the Funds are substantially the same.

Both Funds are non-diversified funds. Non-diversified funds generally are more susceptible to economic, political or regulatory events that adversely affect an issuer in which such fund invests than a diversified fund. A diversified fund, however, is less likely to benefit from economic, political or regulatory events that beneficially affect issuers in which it invests because it generally invests a smaller percentage of its assets in each issuer in which it invests. The Funds invest at least 80% of their total assets in New Jersey municipal securities. A fund, such as the Funds, that concentrates its investments in issuers located in any one state generally is more susceptible to economic, political or regulatory events that adversely affect the state in which such company has concentrated its investments than a fund that does not concentrate its investments in any one state. For a general description of the risks involved in investing in New Jersey municipal bonds, see the sections of the Funds' Statement and Additional Information entitled "Investment Policies and Portfolio -- Factors Pertaining to New Jersey."

The New Jersey Fund and the New Jersey Intermediate Fund may also invest a substantial portion of their assets in securities that are subject to the alternative minimum tax. As with the New Jersey Intermediate Fund, the New Jersey Fund may not be a suitable investment for shareholders subject to the federal alternative minimum tax.

Investment in either the New Jersey Fund or the New Jersey Intermediate Fund may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds. An investment in either Fund is intended to be a long-term investment and should not be used as a trading vehicle.

DIFFERENCES IN RISKS

The New Jersey Fund and the New Jersey Intermediate Fund engage in some dissimilar investment practices. To the extent that the investment practices of the Funds differ, the risks associated with an investment in the New Jersey Fund are different from the risks associated with an investment in the New Jersey Intermediate Fund. An investment in the New Jersey Fund may not be appropriate for all New Jersey Intermediate Fund's shareholders. For a complete description of the risks of an investment in the New Jersey Fund or the New Jersey Intermediate Fund, see the sections in the Funds' Prospectus or the Funds' Prospectus entitled "Fund Strategies."

Maturity and Duration. The New Jersey Intermediate Fund is an intermediate-term fund and normally maintains a weighted average portfolio maturity of 5 to 10 years. The New Jersey Fund is a long-term fund and normally maintain a weighted average portfolio maturity of 15 to 30 years. Both dollar-weighted average maturity and duration reflect the sensitivity of a Fund to interest rate fluctuations, whereby a Fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter maturity and duration. The average dollar-weighted maturity of a Fund is the dollar-weighted average of the stated maturities of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may more accurately measure a Fund's sensitivity to incremental changes in interest rates than average maturity. For example, a Fund with a duration of 5.0 years should have half the interest rate sensitivity of a Fund with a duration of 10.0 years, because the Fund with the shorter duration will receive payments (and can reinvest at prevailing interest rates) twice as quickly. For a comparison of the Funds' average portfolio maturity and duration, including pro-forma figures, see "Comparison of the New Jersey Fund with the New Jersey Intermediate Fund -- Maturity and Duration" above.

C. THE PROPOSED REORGANIZATION

The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Funds at (800) 621-7227 and asking for the "Reorganization SAI."

TERMS OF THE AGREEMENT

Pursuant to the Agreement, the New Jersey Fund series of the Multistate Trust would acquire all of the assets and the liabilities of the New Jersey Intermediate Fund series of the Multistate Trust on the date of the Closing in consideration for Class A, C and R shares of the New Jersey Fund.

Subject to the New Jersey Intermediate Fund's shareholders approving the Reorganization, the closing (the "Closing") will occur within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the New Jersey Fund and the New Jersey Intermediate Fund may mutually agree.

On the date of the Closing, the New Jersey Intermediate Fund will transfer to the New Jersey Fund all of its assets and liabilities. The New Jersey Fund will in turn transfer to the New Jersey Intermediate Fund a number of its Class A, C and R shares equal in value to the value of the net assets of the Fund, transferred to the New Jersey Fund as of the date of the Closing, as determined in accordance with the valuation method described in the New Jersey Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the New Jersey Fund and the New Jersey Intermediate Fund may individually distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

The New Jersey Intermediate Fund will distribute in complete liquidation the Class A, C and R shares of the New Jersey Fund to the shareholders of the respective class of the Fund promptly after the Closing and then will be liquidated, dissolved and terminated as a series of the Multistate Trust in accordance with the Trust's Declaration of Trust.

The New Jersey Intermediate Fund has made certain standard representations and warranties to the New Jersey Fund regarding its capitalization, status and conduct of business.

Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

        A. the approval of the Reorganization by shareholders of the New Jersey Intermediate Fund;

        B. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

        C. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

        D. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

        E. the effectiveness under applicable law of the registration statement of the New Jersey Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

        F. the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for federal income tax purposes.

The Agreement may be terminated or amended with respect to a Reorganization by the mutual consent of the parties either before or after approval thereof by the shareholders of the New Jersey Intermediate Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the Fund's shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the New Jersey Intermediate Fund and that the interests of existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

Shares of Beneficial Interest. Beneficial interests in the New Jersey Fund being offered hereby are represented by transferable Class A, C and R shares, par value $0.01 per share. The Declaration of Trust of the Municipal Trust permits the trustees, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further subdivide the shares of a series into one or more classes of shares for such portfolio.

Voting Rights of Shareholders. Holders of shares of the New Jersey Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series.

The New Jersey Fund operates as a series of the Multistate Trust, an open-end management investment company registered with the SEC under the 1940 Act. In addition to the specific voting rights described above, shareholders of the New Jersey Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Multistate Trust may request that the respective board of trustees call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

If the Reorganization is approved, the New Jersey Fund will establish an account for each New Jersey Intermediate Fund's shareholder containing the appropriate number of shares of the New Jersey Fund. The shareholder services and shareholder programs of the New Jersey Fund and the New Jersey Intermediate Fund are substantially identical. Shareholders of the New Jersey Intermediate Fund who are accumulating shares of the New Jersey Intermediate Fund under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to shares of the New Jersey Intermediate Fund, will retain the same rights and privileges after the Reorganization in connection with the New Jersey Fund Class A, C or R shares received in the Reorganization through substantially identical plans maintained by the New Jersey Fund. Chase Manhattan Bank, custodian for the New Jersey Intermediate Fund, serves as the custodian for the assets of the New Jersey Fund.

Upon approval of the Reorganization shareholders of the New Jersey Intermediate Fund who currently own shares in certificate form are asked to surrender these shares to the New Jersey Intermediate Fund's transfer agent, Chase Global Fund Services, P.O. Box, 5186 Bowling Green Station NY, NY 10275. New Jersey Intermediate Fund shareholders must submit a written request to Chase in order to receive certificates for their New Jersey Fund shares. No certificates for New Jersey Fund shares will be issued as part of the Reorganization except upon request.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the New Jersey Intermediate Fund and shareholders of the New Jersey Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, a foreign person or that acquired its Class A, C and R shares of the New Jersey Intermediate Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their New Jersey Intermediate Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to the Closing of the Reorganization that the Multistate Trust and the Fund receive an opinion from Vedder, Price, Kaufman & Kammholz ("Vedder Price") substantially to the effect that for federal income tax purposes:

        A. The acquisition by the New Jersey Fund of the assets of the New Jersey Intermediate Fund in exchange solely for Class A, C and R shares of the New Jersey Fund and the assumption by the New Jersey Fund of the liabilities of the New Jersey Intermediate Fund will qualify as tax-free reorganization within the meaning of Section 368(a)(1)(c) of the Code.

        B. No gain or loss will be recognized by the New Jersey Intermediate Fund or the New Jersey Fund upon the transfer to the New Jersey Fund of the assets of the New Jersey Intermediate Fund in exchange solely for the Class A, C and R shares of the New Jersey Fund and the assumption by the New Jersey Fund of the liabilities of the New Jersey Intermediate Fund.

        C. The New Jersey Fund's basis in the New Jersey Intermediate Fund's assets received in the Reorganization will equal the basis of such assets in the hands of the New Jersey Intermediate Fund immediately prior to the transfer, and the New Jersey Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the New Jersey Intermediate Fund.

        D. No gain or loss will be recognized by the shareholders of the New Jersey Intermediate Fund upon the exchange of their shares of the New Jersey Intermediate Fund for the Class A, C and R shares of the New Jersey Fund.

        E. The aggregate tax basis in the Class A, C and R shares of the New Jersey Fund received by the shareholders of the New Jersey Intermediate Fund will be the same as the aggregate tax basis of the shares of the New Jersey Intermediate Fund surrendered in exchange therefor.

        F. The holding period of the Class A, C and R shares of the New Jersey Fund received by the shareholders of the New Jersey Intermediate Fund will include the holding period of the shares of the New Jersey Intermediate Fund surrendered in exchange therefor provided such surrendered shares of the New Jersey Intermediate Fund are held as capital assets by such shareholder.

In rendering its opinions, Vedder Price will rely upon certain representations of the management of the New Jersey Fund and the New Jersey Intermediate Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the New Jersey Intermediate Fund occurring prior to the Closing and post-Closing redemption of shares of the New Jersey Fund that are received in the Reorganization will consist solely of redemptions in the ordinary course of business.

The New Jersey Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the New Jersey Intermediate Fund and its shareholders.

EXPENSES

Because the benefits of the Reorganization is anticipated to accrue primarily to shareholders of the New Jersey Intermediate Fund, the New Jersey Intermediate Fund will pay all of the costs associated with the Reorganization. However, since the Adviser currently waives and/or reimburses certain operating expenses for the New Jersey Intermediate Fund (which the Adviser intends to do at least through the date of the Closing), the Adviser will effectively bear the full costs of the Reorganization. Management of the New Jersey Intermediate Fund estimates that expenses for the Reorganization will equal approximately $50,000. In addition, separate from the Reorganization, the New Jersey Intermediate Fund will write-off the remaining unamortized organizational expenses of approximately $17,300 which will be reimbursed by the Adviser, in its capacity as the investment adviser of the New Jersey Intermediate Fund.

The Board of the Multistate Trust has determined that the foregoing arrangement with respect to expenses is fair and reasonable.

As noted above, shareholders of the New Jersey Intermediate Fund may redeem their shares or exchange their shares for shares of certain other open-end mutual funds distributed by Nuveen at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions for federal income tax purposes, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, C and R shares of the New Jersey Fund will be passed on by Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601.

FINANCIAL STATEMENTS

The unaudited updated Financial Highlights for the New Jersey Fund and the New Jersey Intermediate Fund are attached hereto as Exhibit B.

In addition, incorporated by reference in their respective entireties are (i) for the New Jersey Fund, and the New Jersey Intermediate Fund, the audited financial statements for the fiscal year ended February 28, 1998, attached as Exhibit C to the

Reorganization SAI and (ii) the pro-forma financial statements as of February 28, 1998 attached as Exhibit D to the Reorganization SAI.

D. RECOMMENDATION OF THE BOARD

The Board of the Multistate Trust has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of the New Jersey Intermediate Fund. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSED REORGANIZATION.

                 PROPOSAL 2. SELECTION OF INDEPENDENT AUDITORS

The members of the Board who are not "interested persons" of the Multistate Trust have unanimously selected Arthur Andersen LLP, independent public accountants, as independent auditors, to audit the books and records of the New Jersey Intermediate Fund for the fiscal year ending February 28, 1999. The selection of Arthur Andersen LLP as independent auditors of the New Jersey Intermediate Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of Arthur Andersen LLP is expected to be present at the Special Meeting and will be available to respond to any appropriate questions raised at the Special Meeting and to a make a statement if he or she wishes.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE INTERMEDIATE FUND AND THE NEW JERSEY INTERMEDIATE FUND

At the close of business on June 16, 1998, there were           Class A shares,
          Class B shares,           Class C shares and           Class R shares,
respectively, of the New Jersey Fund. As of such date, the trustees and officers of the New Jersey Fund as a group own less than 1% of the shares of the New Jersey Fund. The following table sets forth the percentage of each person who, as of June 16, 1998, owns of record, or is known by the Multistate Trust to own of record or beneficially own 5% or more of any class of shares of the New Jersey Fund.

------------------------------------------------------------------------------------------------
CLASS                     NAME AND ADDRESS OF OWNER                      PERCENTAGE OF OWNERSHIP
------------------------------------------------------------------------------------------------
 A
 B
 C
 R

At the close of business on June 16, 1998, the record date with respect to the
Special Meeting, there were        Class A shares,        Class C shares and
       Class R shares, respectively, of the New Jersey Intermediate Fund. As of such date, the trustees and officers of the New Jersey Intermediate Fund as a group own less than 1% of the outstanding shares of the New Jersey Intermediate Fund. The following table sets forth the percentage of each person who, as of June 16, 1998, owns of record, or is known by the Multistate Trust to own of record or beneficially own 5% or more of any class of shares of the New Jersey Intermediate Fund.

------------------------------------------------------------------------------------------------
CLASS                     NAME AND ADDRESS OF OWNER                      PERCENTAGE OF OWNERSHIP
------------------------------------------------------------------------------------------------
 A
 C
 R

B. SHAREHOLDER PROPOSALS

As a general matter, the New Jersey Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the New Jersey Intermediate Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the New Jersey Fund or the New Jersey Intermediate Fund should send such proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606. To be considered for presentation at a shareholders' meeting rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                      VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the New Jersey Intermediate Fund are entitled to one vote per share on matters as to which they are entitled to vote. The New Jersey Intermediate Fund does not utilize cumulative voting.

Each valid proxy given by a shareholder of the New Jersey Intermediate Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganization and "FOR" the selection of independent auditors. Abstentions and broker non-votes (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) do not count as votes "FOR" the proposals and are treated as votes "AGAINST." Thirty percent of the outstanding shares of the Fund entitled to vote on the proposals must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the New Jersey Intermediate Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

It is not anticipated that any action will be asked of the shareholders of the New Jersey Intermediate Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE NEW JERSEY INTERMEDIATE FUND ENTITLED TO VOTE.

In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the New Jersey Intermediate Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

Proxies of shareholders of the New Jersey Intermediate Fund are solicited by the Board. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by D. F. King, at a cost estimated to be approximately $2,000, plus reasonable expenses.

June 29, 1998

                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                                                       EXHIBIT A
                                                               February 28, 1998

MANAGEMENT'S DISCUSSION OF NEW JERSEY FUND AND
NEW JERSEY INTERMEDIATE FUND PERFORMANCE
--------------------------------------------------------------------------------

DEAR SHAREHOLDER

Over the past 12 months, the Nuveen Flagship New Jersey Municipal Bond Funds performed well, rewarding investors with attractive tax-free income and strong total returns. For the fiscal year ended February 28, 1998, the New Jersey long-term fund's Class A shares posted a total return on net asset value of 9.06%, outpacing its Lipper peer group average of 8.41%. The New Jersey intermediate-term fund also performed well, generating a total return on net asset value for Class A shares of 7.00%, surpassing its Lipper peer group average of 6.75%.

Although the funds experienced modest dividend reductions during the period, they continue to provide competitive after-tax yields. As of February 28, 1998, the long-term fund's Class A shares were generating a yield on net asset value of 4.89%, which is equivalent to an after-tax yield of 7.57% for investors in the 35.4% combined federal and state income tax bracket. Class A shares of the intermediate-term fund were providing a yield on net asset value of 3.96%, equaling an after-tax yield of 6.13% for investors in the 35.4% combined federal and state tax bracket.

THE YEAR IN REVIEW
Over the past year, the bond market enjoyed a period of solid performance, as the benign inflationary environment provided the ideal backdrop for fixed-income investments, including municipal issues. A shrinking federal deficit and the inactivity of the Federal Reserve, which has been on hold since its last interest rate increase in March 1997, also contributed to the positive environment for bonds.

Between the end of February 1997 and February 1998, the yield on 30-year Treasury bonds dropped from 6.80% to 5.92%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.76% to 5.24%. The relatively tight spread between tax-free municipal bond yields and taxable Treasury bond yields, combined with municipals' comparatively low volatility and dependable tax-free income, continue to make these investments an attractive opportunity.

                                                               February 28, 1998

MEETING INVESTOR NEEDS
The generally stable income stream and attractive returns detailed on the following pages demonstrate that the Nuveen Flagship New Jersey Municipal Bond Funds have continued to successfully pursue their investment objectives. In today's market environment, many investors are seeking conservatively managed investments that enable them to strike the proper balance between risk and reward in their portfolios. With their focus on consistent, above-market performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security.

BUILDING BETTER PORTFOLIOS
As you review the performance of your fund and discuss the results with your financial adviser, we hope that you continue to think of Nuveen when seeking quality investment solutions. Your adviser can introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments. This includes the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth. We encourage you to talk to your financial adviser about our additional products and services to determine those that can best complement your current Nuveen investments.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 1998

                                                               February 28, 1998

Nuveen Flagship New Jersey Municipal Bond Funds
Portfolio Manager Roundtable

RICK HUBER AND STEVE PETERSON, PORTFOLIO MANAGERS OF THE NEW JERSEY MUNICIPAL BOND FUNDS, REVIEW THE PAST YEAR IN THE NEW JERSEY MUNICIPAL MARKET AND TALK ABOUT FUND PERFORMANCE AND OPPORTUNITIES TO FIND VALUE.

CAN YOU DESCRIBE THE MUNICIPAL
MARKET OVER THE PAST YEAR
AND HOW THE FUNDS PERFORMED
IN THIS ENVIRONMENT?
Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. New issue and refunding activity took off, totaling $220 billion nationally in 1997 - the third largest volume ever. Although municipal supply was relatively heavy on a national level, demand continued to outstrip the limited supply of New Jersey municipal bonds. With the high state tax and great deal of investor interest given the high levels of per capita wealth in the state, New Jersey municipal bonds are commanding relatively high prices and supply continues to be limited.

This strong market contributed to the solid total return performance of the funds, as many of the bonds in the portfolios appreciated in value. The annual total return on net asset value for Class A shares of the New Jersey long-term fund was 9.06%, which is equivalent to an after-tax total return of 12.10% for investors in the 35.4% combined federal and state income tax bracket. The intermediate-term fund generated an attractive total return of 7.00%, which is equivalent to an after-tax total return of 9.74% for investors in the same tax bracket.

Both funds were well-ranked by Lipper Analytical Services based on their strong total returns. The long-term fund was ranked in the top quartile of long-term New Jersey municipal bond funds for the one-year period (13th out of 57 funds). The intermediate-term fund was ranked in the top third (25 out of 79 funds) of its peer group, the Lipper Other State Intermediate Municipal Bond Fund category, for the one-year period, and was ranked number one out of 30 funds for the five-year period.

The funds also provided very competitive yields. The intermediate fund in particular provided a very attractive yield given its shorter-term structure. With a yield on net asset value of 3.96% for Class A shares (as of February 28, 1998), it provides income that is quite competitive with longer-term funds but carries lower risk. Given its shorter average maturity and duration (compared with long-term funds), the intermediate fund should be less susceptible to interest rate fluctuations.

HOW HAS NEW JERSEY'S ECONOMY
PERFORMED DURING THE PAST
12 MONTHS?
New Jersey's high credit ratings for general obligation debt recognize the state's diverse economic base and strong financial management. With corporate restructurings and downsizings slowing, unemployment figures appear to have stabilized.

Stronger-than-anticipated corporate business and personal income tax receipts have enabled reserves to build. This larger financial cushion

                                                               February 28, 1998

should help ease the state's burden in funding the $250 million court-mandated increase in education spending. In addition, the state has set aside funds with the purpose of keeping solid waste authorities from defaulting on debt service payments, although the money has not yet been allocated.

A final decision on deregulation of electric utilities in the state is expected later this year. A phase-in of competition in this arena could begin as early as October 1998. In the wake of health care deregulation, a number of health care providers have begun the process of mergers and affiliations that has been common in other parts of the country.

HOW DID YOU ADD VALUE IN THE CURRENT MARKET?
One of our main goals during the year was to improve the call protection of the funds, which was a very successful strategy. Only about 10 percent of the long-term fund's bonds are callable by their issuers in the next three years, which should help limit the future income volatility of the fund and ensure a more stable dividend. With most of the bonds in the intermediate-term fund in the 5-15 year maturity range, none are callable in the next three years, helping ensure a stable dividend. Another key strategy over the past year was to increase the yield of the funds. We have been able to accomplish this through bond "swaps" -- selling a bond and purchasing a very similar bond with a higher yield. Nuveen's renowned research department helps us find higher-yielding bonds that we feel are undervalued by the market and that have the potential for price appreciation.

WHAT ARE YOUR KEY STRATEGIES FOR THE FUTURE?
A significant amount of the new bond issuance over the past year was in the health care sector, which explains both funds' relatively heavy weightings in that area. We plan to diversify into other sectors in the coming year, with a particular eye toward general obligation and housing bonds. Both of those sectors presently offer attractive quality bonds at favorable yields, and as the state's economy continues to improve, we foresee the potential for price appreciation of the bonds in those areas.

In addition, we will continue to look for bonds that we feel have the potential to be pre-refunded by their issuers. In an advance refunding, a bond issue is essentially repaid early and becomes secured by U. S. government or agency securities until it can be called by the issuer. When bonds in the funds are pre-refunded and become backed by Treasury bonds, the credit quality and stability of the funds can improve significantly.

                                                               February 28, 1998

                  Nuveen Flagship New Jersey Municipal Bond Fund
                  Performance Overview
                  As of February 28, 1998

12-MONTH DIVIDENDS (CLASS A SHARES)

[12-MONTH DIVIDENDS BAR GRAPH]

TOP 5 SECTORS

Tax Obligation (General)                                                     13%
 ................................................................................
U.S. Guaranteed                                                              13%
 ................................................................................
Health Care                                                                  11%
 ................................................................................

Utilities                                                                    10%
 ................................................................................

Transportation                                                               10%
--------------------------------------------------------------------------------

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.4%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers
  Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

                                   PORTFOLIO STATISTICS

                                                   --------------------------------------------------------------------
                                                   SHARE CLASS                      A         B         C          R
                                                   Inception Date                   9/94      2/97      9/94      12/91
                                                   ....................................................................

                                                   Net Asset Value                $10.61    $10.61    $10.59     $10.62
                                                   ....................................................................

                                                   Fund Net Assets ($000)                                       $89,314
                                                   ....................................................................

                                                   Average Weighted Maturity (Years)                              16.92
                                                   ....................................................................

                                                   Average Weighted Duration (Years)                               5.79
                                                   --------------------------------------------------------------------

                                   ANNUALIZED TOTAL RETURN(1)

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS               A(NAV)  A(OFFER)    B      C      R
                                                   1-Year                     9.06%     4.47%  8.25%  8.40%  9.29%
                                                   ...............................................................

                                                   5-Year                     6.23%     5.32%  5.50%  5.50%  6.50%
                                                   ...............................................................

                                                   Since Inception            7.28%     6.51%  6.54%  6.53%  7.55%
                                                   ---------------------------------------------------------------

                                   TAX-FREE YIELDS

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS               A(NAV)  A(OFFER)    B      C      R
                                                   Distribution Rate          5.09%     4.87%  4.35%  4.59%  5.31%
                                                   ...............................................................
                                                   SEC 30-Day Yield           4.89%     4.68%  4.14%  4.34%  5.09%
                                                   ...............................................................
                                                   Taxable Equivalent
                                                    Yield(2)                  7.57%     7.24%  6.41%  6.72%  7.88%
                                                   ---------------------------------------------------------------

                              INDEX COMPARISON(3)

                         [INDEX COMPARISON LINE GRAPH]

                                                               February 28, 1998

                  Nuveen Flagship New Jersey
                  Intermediate Municipal Bond Fund
                  Performance Overview
                  As of February 28, 1998

12-MONTH DIVIDENDS (CLASS A SHARES)

[12-MONTH DIVIDENDS BAR GRAPH]

TOP 5 SECTORS

Tax Obligation (Limited)                                                     24%
 ................................................................................

Health Care                                                                  21%
 ................................................................................

Tax Obligation (General)                                                     18%
 ................................................................................

Industrial Development                                                       14%
 ................................................................................

Education and Civic Organizations                                             7%
--------------------------------------------------------------------------------

1 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.4%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Lehman Brothers
  7-Year and 10-Year Municipal Bond Indexes. In the past, the fund's performance was compared against the Lehman 10- Year Municipal Bond Index. Beginning this year, we will compare the fund's performance with the Lehman 7-Year Municipal Bond Index because that index better corresponds to the fund's investment policies, which require that the fund maintain a weighted average portfolio maturity of 5-10 years. The Lehman Municipal Bond Indexes are comprised of a broad range of investment-grade municipal bonds, and do not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (3.0%) and all ongoing fund expenses.

                                   PORTFOLIO STATISTICS

                                                   -------------------------------------------------------------------
                                                   SHARE CLASS                               A         C          R
                                                   Inception Date                            9/92      3/97       3/97
                                                   ...................................................................

                                                   Net Asset Value                         $10.50    $10.52     $10.51
                                                   ...................................................................

                                                   Fund Net Assets ($000)                                      $10,548
                                                   ...................................................................

                                                   Average Weighted Maturity (Years)                              7.38
                                                   ...................................................................

                                                   Average Weighted Duration (Years)                              5.12
                                                   -------------------------------------------------------------------

                                   ANNUALIZED TOTAL RETURN(1)

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS                      A(NAV)  A(OFFER)    C      R
                                                   1-Year                            7.00%     3.78%  6.63%  7.34%
                                                   ...............................................................

                                                   5-Year                            5.53%     4.89%  5.17%  5.60%
                                                   ...............................................................

                                                   Since Inception                   6.58%     5.99%  6.21%  6.65%
                                                   ---------------------------------------------------------------

                                   TAX-FREE YIELDS

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS                      A(NAV)  A(OFFER)    C      R
                                                   Distribution Rate                 4.74%     4.60%  4.22%  4.97%
                                                   ...............................................................
                                                   SEC 30-Day Yield                  3.96%     3.84%  3.39%  4.17%
                                                   ...............................................................
                                                   Taxable Equivalent Yield(2)       6.13%     5.94%  5.25%  6.46%
                                                   ---------------------------------------------------------------

                                   INDEX COMPARISON(3)

                                   [INDEX COMPARISON LINE GRAPH]

                                                                       EXHIBIT B

                              FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                   OPERATING PERFORMANCE          LESS DISTRIBUTIONS
                                      ---------------------------   --------------------------
                                                    NET REALIZED    DIVIDENDS                                  TOTAL
NUVEEN FLAGSHIP NEW       NET ASSET                AND UNREALIZED   FROM TAX-                                 RETURN
JERSEY                      VALUE        NET        GAIN (LOSS)     EXEMPT NET   DISTRIBUTIONS   NET ASSET    ON NET
YEAR ENDED                BEGINNING   INVESTMENT        FROM        INVESTMENT   FROM CAPITAL    VALUE END     ASSET
FEBRUARY 28/29,           OF PERIOD   INCOME(A)     INVESTMENTS       INCOME         GAINS       OF PERIOD   VALUE(B)
----------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)**
 1998                      $10.26        $.55          $ .36          $(.56)         $  --        $10.61        9.06%
 1997(c)                    10.22         .05            .04           (.05)            --         10.26         .85
 1997(d)                    10.40         .48           (.15)          (.51)            --         10.22        3.31
 1996(d)                     9.73         .51            .69           (.53)            --         10.40       12.63
 1995(e)                    10.03         .21           (.21)          (.21)          (.09)         9.73         .02
CLASS B (2/97)
 1998                       10.26         .48            .35           (.48)            --         10.61        8.25
 1997(c)                    10.22         .05            .03           (.04)            --         10.26         .78
CLASS C (9/94)**
 1998                       10.25         .50            .34           (.50)            --         10.59        8.40
 1997(c)                    10.20         .04            .05           (.04)            --         10.25         .90
 1997(d)                    10.38         .41           (.16)          (.43)            --         10.20        2.53
 1996(d)                     9.71         .44            .68           (.45)            --         10.38       11.80
 1995(e)                     9.77         .16           (.05)          (.17)            --          9.71        1.16
CLASS R (12/91)**
 1998                       10.27         .58            .35           (.58)            --         10.62        9.29
 1997(c)                    10.23         .05            .04           (.05)            --         10.27         .86
 1997(d)                    10.41         .49           (.14)          (.53)            --         10.23        3.55
 1996(d)                     9.74         .55            .68           (.56)            --         10.41       12.88
 1995(d)                    10.71         .52           (.88)          (.52)          (.09)         9.74       (3.27)
 1994(d)                     9.96         .51            .81           (.51)          (.06)        10.71       13.60
 1993(d)                     9.53         .45            .42           (.44)            --          9.96        9.36
 1992(e)                     9.53          --             --             --             --          9.53          --

CLASS (INCEPTION DATE)                                         RATIOS/SUPPLEMENTAL DATA
                          --------------------------------------------------------------------------------------------------
                                         RATIO OF        RATIO OF NET                            RATIO OF NET
NUVEEN FLAGSHIP NEW       NET ASSETS    EXPENSES TO    INVESTMENT INCOME   RATIO OF EXPENSES      INVESTMENT
JERSEY                      END OF      AVERAGE NET     TO AVERAGE NET      TO AVERAGE NET     INCOME TO AVERAGE   PORTFOLIO
YEAR ENDED                PERIOD (IN   ASSETS BEFORE     ASSETS BEFORE       ASSETS AFTER      NET ASSETS AFTER    TURNOVER
FEBRUARY 28/29,           THOUSANDS)   REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT(A)    REIMBURSEMENT(A)      RATE
------------------------  --------------------------------------------------------------------------------------------------
CLASS A (9/94)**
 1998                      $35,782         1.01%             4.92%                .60%               5.33%            16%
 1997(c)                    27,879         1.01*             5.43*                .55*               5.89*            --
 1997(d)                    17,072         1.13              4.85                1.00                4.98             10
 1996(d)                    10,661         1.25              4.85                1.00                5.10             39
 1995(e)                     2,741         1.31*             5.03*               1.00*               5.34*            32
CLASS B (2/97)
 1998                        2,981         1.77              4.16                1.36                4.57             16
 1997(c)                        74         1.77*             5.71*               1.27*               6.21*            --
CLASS C (9/94)**
 1998                        5,733         1.56              4.37                1.16                4.77             16
 1997(c)                     2,712         1.56*             4.89*               1.10*               5.35*            --
 1997(d)                     2,611         1.88              4.09                1.75                4.22             10
 1996(d)                     1,065         1.96              4.16                1.75                4.37             39
 1995(e)                       464         2.00*             4.37*               1.75*               4.62*            32
CLASS R (12/91)**
 1998                       44,817          .81              5.12                 .40                5.53             16
 1997(c)                    42,651          .81*             5.63*                .35*               6.09*            --
 1997(d)                    42,905          .89              5.10                 .75                5.24             10
 1996(d)                    43,304          .98              5.20                 .75                5.43             39
 1995(d)                    39,582          .89              5.18                 .75                5.32             32
 1994(d)                    36,462          .98              4.61                 .75                4.84             52
 1993(d)                    16,208         1.43*             4.28*                .75*               4.96*             9
 1992(e)                        15           --                --                  --                  --             --

---------------

  *  Annualized.
 ** Information included prior to the one month ended February 28, 1997, reflects the financial highlights of Nuveen New Jersey.
(a) After waiver of certain management fees or reimbursement of expenses, if any, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  For the one month ended February 28.
(d)  For the fiscal year ended January 31.
(e) From commencement of class operations as noted through January 31.

Selected data for a share outstanding throughout each period is as follows:

                                         OPERATING PERFORMANCE          LESS DISTRIBUTIONS
                                      ---------------------------   --------------------------
CLASS (INCEPTION DATE)                              NET REALIZED    DIVIDENDS                                  TOTAL
NUVEEN FLAGSHIP           NET ASSET                AND UNREALIZED   FROM TAX-                                 RETURN
NEW JERSEY INTERMEDIATE     VALUE        NET        GAIN (LOSS)     EXEMPT NET   DISTRIBUTIONS   NET ASSET    ON NET
YEAR ENDED                BEGINNING   INVESTMENT        FROM        INVESTMENT   FROM CAPITAL    VALUE END     ASSET
FEBRUARY 28/29,           OF PERIOD   INCOME(A)     INVESTMENTS       INCOME         GAINS       OF PERIOD   VALUE(B)
----------------------------------------------------------------------------------------------------------------------
Class A (9/92)**
 1998                      $10.30        $.50          $ .20          $(.50)         $  --        $10.50        7.00%
 1997(c)                    10.14         .38            .16           (.38)            --         10.30        5.41
 1996(d)                    10.25         .51           (.11)          (.51)            --         10.14        3.89
 1995(d)                    10.04         .50            .22           (.51)            --         10.25        7.42
 1994(d)                    10.15         .53           (.10)          (.52)          (.02)***     10.04        4.27
 1993(e)                     9.70         .34            .45           (.34)            --         10.15      11.07*
CLASS C (3/97)
 1998(f)                    10.28         .45            .24           (.45)            --         10.52        6.84
CLASS R(3/97)
 1998(f)                    10.28         .52            .24           (.53)            --         10.51        7.55

                                                               RATIOS/SUPPLEMENTAL DATA
                          --------------------------------------------------------------------------------------------------
CLASS (INCEPTION DATE)                   RATIO OF        RATIO OF NET                            RATIO OF NET
NUVEEN FLAGSHIP           NET ASSETS    EXPENSES TO    INVESTMENT INCOME   RATIO OF EXPENSES      INVESTMENT
NEW JERSEY INTERMEDIATE     END OF      AVERAGE NET     TO AVERAGE NET      TO AVERAGE NET     INCOME TO AVERAGE   PORTFOLIO
YEAR ENDED                PERIOD (IN   ASSETS BEFORE     ASSETS BEFORE       ASSETS AFTER      NET ASSETS AFTER    TURNOVER
FEBRUARY 28/29,           THOUSANDS)   REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT(A)    REIMBURSEMENT(A)      RATE
------------------------  --------------------------------------------------------------------------------------------------
Class A (9/92)**
 1998                       $9,369         1.54%             3.93%                .64%               4.83%             9%
 1997(c)                     7,011         1.93*             3.69*                .68*               4.94*            11
 1996(d)                     8,318         1.71              3.79                 .60                4.90             17
 1995(d)                     9,217         1.81              3.92                 .69                5.04             35
 1994(d)                     9,321         1.81              3.45                 .16                5.10             27
 1993(e)                     5,649         2.70*             2.54*                .40*               4.84*            29
CLASS C (3/97)
 1998(f)                       980         2.03*             3.45*               1.19*               4.29*             9
CLASS R(3/97)
 1998(f)                       198         1.33*             4.12*                .46*               4.99*             9

---------------

 *  Annualized.

 ** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship New Jersey Intermediate.

***  The amount shown reflects a distribution in excess of capital gains.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  For the nine months ended February 28.

(d)  For the fiscal year ended May 31.

(e)  From commencement of operations as noted through May 31.

(f)  From commencement of class operations as noted.

                      SUPPLEMENT DATED MAY 4, 1998 TO THE
                         PROSPECTUS DATED JUNE 30, 1997

                               ------------------

                      NUVEEN FLAGSHIP MULTISTATE TRUST II
          NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

                               ------------------

The Trustees of the Nuveen Flagship Multistate Trust II have approved a tax-free reorganization of the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (the "Fund"), as described below. The Fund is closed to new investors effective May 8, 1998. On and after May 8, 1998 only shareholders with existing accounts may continue to make additional purchases and to reinvest dividends into existing accounts.

Under the terms of the reorganization, the Fund will transfer all of its assets and liabilities to the Nuveen Flagship New Jersey Municipal Bond Fund (the "Acquiring Fund"), another series of Nuveen Flagship Multistate Trust II, in a tax-free exchange for an equal value of shares of the Acquiring Fund. The Acquiring Fund is a municipal bond fund whose investment objective is to provide as high a level of current interest income exempt from regular federal, state, and, in some cases, local income taxes as is consistent with preservation of capital. Unlike the Fund, which is an intermediate-term fund that normally maintains weighted average portfolio maturity of 5 to 10 years, the Acquiring Fund is a long-term fund that normally maintains a weighted average portfolio maturity of 15 to 30 years. As with any mutual fund, there is no assurance that the Acquiring Fund will meet its investment objective. The reorganization is subject to certain regulatory approvals and the approval of the Fund's shareholders. A meeting of shareholders has been called for August 13, 1998. Further information regarding the proposed reorganization and the shareholder meeting will be contained in a proxy statement that is scheduled to be mailed in June, 1998.

NUVEEN MUNICIPAL BOND FUNDS

JUNE 30, 1997
PROSPECTUS
DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.

[PHOTO]

CONNECTICUT
NEW JERSEY
NEW YORK

INVESTING IN NUVEEN MUTUAL FUNDS

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND
NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND
NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

JUNE 30, 1997
PROSPECTUS

OVERVIEW

The funds listed above are part of the Nuveen Flagship Multistate Trust II, an open-end investment company. Each fund seeks to provide high double or triple taxfree income and preservation of capital through investments in diversified portfolios of quality municipal bonds whose income is exempt from regular federal, state and, in some cases, local income taxes.

Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this prospectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                 PAGE
                                                 ----
OVERVIEW
FUND SUMMARIES AND FINANCIAL HIGHLIGHTS
FUND STRATEGIES
    Investment Objective........................   16
    How the Funds Select Investments............   16
    Risk Reduction Strategies...................   17
INVESTING IN THE FUNDS
    How to Buy Fund Shares......................   18
    How to Select a Purchase Option.............   19
    How to Sell Fund Shares.....................   21
    Exchanging Shares...........................   22
    Optional Features and Services..............   23

                                                 PAGE
                                                 ----
DIVIDENDS AND TAXES
    How the Funds Pay Dividends.................   24
    Taxes and Tax Reporting.....................   24
    Taxable Equivalent Yields...................   25
GENERAL INFORMATION
    How to Contact Nuveen.......................   25
    Fund Service Providers......................   26
    How the Funds Report Performance............   27
    How Fund Shares are Priced..................   27
    Organization................................   27
APPENDIX
    Special State Considerations................   28

NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION: JULY 13, 1987
NET ASSETS: $217.1 MILLION

                           TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------------------------------
                                             CLASS A         CLASS A
                                       (OFFER PRICE)          (NAV)          CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------------------------------
1 Year                                         1.04%           5.47%           4.87%           4.89%           5.46%
5 Years                                        6.15%           7.06%           6.47%           6.43%           7.06%
Inception                                      6.91%           7.38%           6.90%           6.77%           7.38%
--------------------------------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges and (in the cases of Classes B and C) fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                       ----------------------------------
                       Average Maturity              19.5
                       Average Modified Duration      7.4

                       ----------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

                       ----------------------------------
                       NR                              3%
                       BBB                            16%
                       A                              20%
                       AA                             17%
                       AAA                            44%

                       ----------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 5)

                            [PIE CHART APPEARS HERE]

                       ----------------------------------
                       Other                          21%
                       General Obligation Bonds       10%
                       Escrowed Bonds                  8%
                       Housing Facilities              9%
                       Educational Facilities         18%
                       Health Care Facilities         34%

                       ----------------------------------

                       EXPENSE INFORMATION AS OF 2/28/97

                        SHAREHOLDER TRANSACTION EXPENSES
                       (MAXIMUM, AS % OF OFFERING PRICE)

------------------------------------------------------------------------------------------------------------
                                                              CLASS A      CLASS B      CLASS C      CLASS R
------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                      4.20%(1)      --           --              --
Sales Charge on Reinvested Dividends                              --         --           --              --
Contingent Deferred Sales Charge (CDSC) on Redemptions            --(1)      5%(2)        1%(3)           --
------------------------------------------------------------------------------------------------------------

                    OVERVIEW OF FUND OPERATING EXPENSES (4)
                      (ANNUAL, AS % OF AVERAGE NET ASSETS)

--------------------------------------------------------------------------------------------------------
                                                                CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------------------------------
Management Fees                                                   0.54%      0.54%      0.54%      0.54%
12b-1 Fees                                                        0.20%      0.95%      0.75%        --
Other                                                             0.12%      0.12%      0.12%      0.12%
Total (Gross)                                                     0.86%      1.61%      1.41%      0.66%
Waivers/Reimbursements                                           (0.07%)    (0.07%)    (0.07%)    (0.07%)
Total (Net)                                                       0.79%      1.54%      1.34%      0.59%
--------------------------------------------------------------------------------------------------------

SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

--------------------------------------------------------------------------------------------------------
                       HOLDING PERIOD                           CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------------------------------
1 Year                                                              $50        $55        $14         $6
3 Years                                                             $66        $81        $42        $19
5 Years                                                             $84        $95        $73        $33
10 Years                                                           $136       $163       $161        $74
--------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

----------------------------------------------------------------------------------------------------
CLASS                                     INVESTMENT OPERATIONS AND DISTRIBUTIONS
(INCEPTION DATE)       -----------------------------------------------------------------------------
                                                          NET
                                                 REALIZED AND
                       BEGINNING                   UNREALIZED    DIVIDENDS   DISTRIBUTIONS    ENDING
                             NET          NET     GAIN (LOSS)     FROM NET            FROM       NET
     YEAR ENDING           ASSET   INVESTMENT            FROM   INVESTMENT         CAPITAL     ASSET
       MAY 31,             VALUE    INCOME(c)   INVESTMENTS(a)      INCOME           GAINS     VALUE
----------------------------------------------------------------------------------------------------
CLASS A (7/87)
  1997(d)               $10.230      $.421         $ .279         $(.420)       $   --       $10.510
  1996                   10.380       .570          (.140)         (.580)           --        10.230
  1995                   10.170       .580           .220          (.590)           --        10.380
  1994                   10.660       .590          (.390)         (.600)        (.090)       10.170
  1993                   10.050       .610           .610          (.610)           --        10.660
  1992                    9.840       .630           .210          (.630)           --        10.050
  1991                    9.640       .630           .200          (.630)           --         9.840
  1990                    9.780       .630          (.130)         (.630)        (.010)        9.640
  1989                    9.250       .630           .550          (.640)        (.010)        9.780
  1988(e)                 9.580       .540          (.310)         (.560)           --         9.250
CLASS B (2/97)
  1997(f)                10.530       .037          (.017)         (.040)           --        10.510
CLASS C (10/93)
  1997(d)                10.220       .378           .269          (.377)           --        10.490
  1996                   10.360       .520          (.140)         (.520)           --        10.220
  1995                   10.160       .530           .200          (.530)           --        10.360
  1994(e)                11.060       .330          (.840)         (.330)        (.060)       10.160
CLASS R (2/97)
  1997(f)                10.550       .013          (.053)            --            --        10.510
----------------------------------------------------------------------------------------------------

---------------------  ---------------------------------------------------------
CLASS                                  RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)       ---------------------------------------------------------
                                                            RATIO OF
                                               RATIO OF          NET
                                               EXPENSES   INVESTMENT
                                      ENDING         TO    INCOME TO
                                         NET    AVERAGE      AVERAGE   PORTFOLIO
     YEAR ENDING           TOTAL      ASSETS        NET          NET    TURNOVER
       MAY 31,         RETURN(b)   (MILLIONS)  ASSETS(c)   ASSETS(c)        RATE
--------------------------------------------------------------------------------
CLASS A (7/87)
  1997(d)                 6.96%     $209.9       .79%+       5.41%+       20%
  1996                    4.18%      202.2       .74%        5.52%        24%
  1995                    8.21%      203.2       .73%        5.84%        25%
  1994                    1.70%      202.6       .65%        5.52%        30%
  1993                   12.48%      184.7       .66%        5.88%        19%
  1992                    8.81%      141.2       .65%        6.30%        18%
  1991                    8.97%      103.6       .67%        6.49%        19%
  1990                    5.34%       73.0       .60%        6.55%        31%
  1989                   13.36%       49.0       .70%        6.62%        33%
  1988(e)                 3.09%+      25.6       .54%+       6.54%+       71%
CLASS B (2/97)
  1997(f)                  .19%        0.1      1.12%+       7.08%+       20%
CLASS C (10/93)
  1997(d)                 6.43%        7.1      1.34%+       4.88%+       20%
  1996                    3.71%        7.2      1.29%        4.96%        24%
  1995                    7.53%        5.5      1.28%        5.27%        25%
  1994(e)               (6.48)%+       4.4      1.22%+       4.77%+       30%
CLASS R (2/97)
  1997(f)                (.38)%         --        --%       10.97%+       20%
--------------------------------------------------------------------------------

 + Annualized.

++ Information included prior to the period ending April 30, 1997, reflects the financial highlights of Flagship Intermediate.

(a) Net of any applicable taxes.

(b) Total returns are calculated on net asset value.

(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(d) For the nine months ending February 28, 1997.

(e) From commencement of class operations as noted.

(f) From commencement of class operations as noted, through February 28, 1997.

Notes:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers -- Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION: DECEMBER 13, 1991
NET ASSETS: $73.3 MILLION

                           TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------------------------------
                                          CLASS A            CLASS A
                                       (OFFER PRICE)          (NAV)          CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------------------------------
1 Year                                         0.45%           4.85%           4.11%           4.18%           5.09%
5 Years                                        6.02%           6.93%           6.20%           6.19%           7.21%
Inception                                      6.02%           6.93%           6.20%           6.19%           7.21%
--------------------------------------------------------------------------------------------------------------------

Class R total returns reflect actual performance for all periods; Classes A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and (in the case of Class C) fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                       ----------------------------------
                       Average Maturity              17.0
                       Average Modified Duration      6.4

                       ----------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

                       ----------------------------------
                       BBB                            15%
                       NR                             11%
                       BB                              4%
                       AA                              9%
                       AAA                            43%
                       A                              18%

                       ----------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 5)

                            [PIE CHART APPEARS HERE]

                       ----------------------------------
                       Transportation                 10%
                       Other                          35%
                       Housing Facilities             14%
                       Health Care Facilities         15%
                       Escrowed                       10%
                       Government Obligations         16%

                       ----------------------------------

                       EXPENSE INFORMATION AS OF 2/28/97

                        SHAREHOLDER TRANSACTION EXPENSES
                       (MAXIMUM, AS % OF OFFERING PRICE)

---------------------------------------------------------------------------------------------------------------
                                                        CLASS A         CLASS B         CLASS C         CLASS R
---------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                 4.20%(1)           --              --              --
Sales Charge on Reinvested Dividends                         --              --              --              --
Contingent Deferred Sales Charge (CDSC) on
  Redemptions                                                --(1)           5%(2)           1%(3)           --
---------------------------------------------------------------------------------------------------------------

                    OVERVIEW OF FUND OPERATING EXPENSES (4)
                      (ANNUAL, AS % OF AVERAGE NET ASSETS)

---------------------------------------------------------------------------------------------------------------
                                                        CLASS A         CLASS B         CLASS C         CLASS R
---------------------------------------------------------------------------------------------------------------
Management Fees                                           0.55%           0.55%           0.55%           0.55%
12b-1 Fees                                                0.20%           0.95%           0.75%              --
Other Expenses                                            0.36%           0.36%           0.36%           0.36%
Total (Gross)                                             1.11%           1.86%           1.66%           0.91%
Waivers/Reimbursements                                   (0.45%)         (0.45%)         (0.45%)         (0.45%)
  Total (Net)                                             0.66%           1.41%           1.21%           0.46%
---------------------------------------------------------------------------------------------------------------

                      SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

---------------------------------------------------------------------------------------------------------------
                HOLDING PERIOD                          CLASS A         CLASS B         CLASS C         CLASS R
---------------------------------------------------------------------------------------------------------------
1 Year                                                     $ 48            $ 54            $ 12             $ 5
3 Years                                                    $ 62            $ 77            $ 38             $15
5 Years                                                    $ 77            $ 89            $ 67             $26
10 Years                                                   $121            $149            $147             $58
---------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227. Information for the years beginning prior to February 1, 1997 reflects the financial highlights of the Nuveen New Jersey Tax-Free Value Fund.

----------------------------------------------------------------------------------------------------
CLASS                                     INVESTMENT OPERATIONS AND DISTRIBUTIONS
(INCEPTION DATE)       -----------------------------------------------------------------------------
                                                          NET
                                                 REALIZED AND
                       BEGINNING                   UNREALIZED    DIVIDENDS   DISTRIBUTIONS    ENDING
                             NET          NET     GAIN (LOSS)     FROM NET            FROM       NET
     YEAR ENDING           ASSET   INVESTMENT            FROM   INVESTMENT         CAPITAL     ASSET
     JANUARY 31,           VALUE    INCOME(c)   INVESTMENTS(a)      INCOME           GAINS     VALUE
----------------------------------------------------------------------------------------------------
CLASS A (9/94)
  1997(d)               $10.220      $.046         $ .041         $(.047)       $   --       $10.260
  1997                   10.400       .478          (.148)         (.510)           --        10.220
  1996                    9.730       .519           .685          (.534)           --        10.400
  1995(e)                10.030       .205          (.209)         (.210)        (.086)        9.730
CLASS B (2/97)
  1997(d)                10.220       .049           .031          (.040)           --        10.260
CLASS C (9/94)
  1997(d)                10.200       .042           .050          (.042)           --        10.250
  1997                   10.380       .410          (.158)         (.432)           --        10.200
  1996                    9.710       .443           .683          (.456)           --        10.380
  1995(e)                 9.770       .159          (.050)         (.169)           --         9.710
CLASS R (12/91)
  1997(d)                10.230       .048           .040          (.048)           --        10.270
  1997                   10.410       .491          (.137)         (.534)           --        10.230
  1996                    9.740       .551           .677          (.558)           --        10.410
  1995                   10.710       .524          (.886)         (.522)        (.086)        9.740
  1994                    9.960       .513           .810          (.513)        (.060)       10.710
  1993(e)                 9.525       .445           .431          (.441)           --         9.960
  1992                    9.525         --             --             --            --         9.525
----------------------------------------------------------------------------------------------------

---------------------  ---------------------------------------------------------
CLASS                                  RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)       ---------------------------------------------------------
                                                            RATIO OF
                                               RATIO OF          NET
                                               EXPENSES   INVESTMENT
                                      ENDING         TO    INCOME TO
                                         NET    AVERAGE      AVERAGE   PORTFOLIO
     YEAR ENDING           TOTAL      ASSETS        NET          NET    TURNOVER
     JANUARY 31,       RETURN(b)   (MILLIONS)  ASSETS(c)   ASSETS(c)        RATE
--------------------------------------------------------------------------------
CLASS A (9/94)
  1997(d)                 .85 %      $27.9       .55%+      5.89%+       --%
  1997                   3.31 %       17.1      1.00%       4.98%        10%
  1996                  12.63 %       10.7      1.00%       5.10%        39%
  1995(e)                 .02 %        2.7      1.00%       5.34%+       32%
CLASS B (2/97)
  1997(d)                 .78 %        0.7      1.27%       6.21%        --%
CLASS C (9/94)
  1997(d)                 .90 %        2.7      1.10%+      5.35%+       --%
  1997                   2.53 %        2.6      1.75%       4.22%        10%
  1996                  11.80 %        1.1      1.75%       4.37%        39%
  1995(e)                1.16 %         .5      1.75%+      4.62%+       32%
CLASS R (12/91)
  1997(d)                 .86 %       42.7       .35%+      6.09%+       --%
  1997                   3.55 %       42.9       .75%       5.24%        10%
  1996                  12.88 %       43.3       .75%       5.43%        39%
  1995                  (3.27)%       39.6       .75%       5.32%        32%
  1994                  13.60 %       36.5       .75%       4.84%        52%
  1993(e)                9.36 %       16.2       .75%+      4.96%+        9%
  1992                     -- %        .02        --%         --%        --%
--------------------------------------------------------------------------------

 + Annualized.

(a) Net of any applicable taxes.

(b) Total returns are calculated on net asset value.

(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(d) For the one month ending February 28, 1997.

(e) From commencement of class operations.

Notes:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen has undertaken, in connection with its acquisition of Flagship Resources as described in "Fund Service Providers -- Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION: SEPTEMBER 16, 1992
NET ASSETS: $7.0 MILLION

                           TOTAL RETURN (ANNUALIZED)

------------------------------------------------------------------------------------------------------------------
                                                        CLASS A            CLASS A
                                                     (OFFER PRICE)          (NAV)          CLASS C         CLASS R
------------------------------------------------------------------------------------------------------------------
1 Year                                                      -0.79%           3.56%           3.21%           3.56%
Inception                                                    5.47%           6.49%           6.11%           6.49%
------------------------------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Classes C and R total returns reflect Class A performance for all periods, adjusted for the differences in sales charges and fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                       ----------------------------------
                       Average Maturity               7.5
                       Average Modified Duration      5.5

                       ----------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

                       ----------------------------------
                       BBB                            24%
                       A                              11%
                       NR                              5%
                       BB                              2%
                       AAA                            40%
                       AA                             18%

                       ----------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 5)

                            [PIE CHART APPEARS HERE]

                       ----------------------------------
                       General Obligations            29%
                       Educational Facilities         11%
                       Pollution Control              15%
                       Water and Sewer                 5%
                       Other                          24%
                       Health Care Facilities         16%

                       ----------------------------------

                       EXPENSE INFORMATION AS OF 2/28/97

                        SHAREHOLDER TRANSACTION EXPENSES
                       (MAXIMUM, AS % OF OFFERING PRICE)

------------------------------------------------------------------------------------------------------------
                                                                     CLASS A         CLASS C         CLASS R
------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                              3.00%(1)           --              --
Sales Charge on Reinvested Dividends                                      --              --              --
Contingent Deferred Sales Charge (CDSC) on Redemptions                    --(1)           1%(2)           --
------------------------------------------------------------------------------------------------------------

                    OVERVIEW OF FUND OPERATING EXPENSES (3)
                      (ANNUAL, AS % OF AVERAGE NET ASSETS)

------------------------------------------------------------------------------------------------------------
                                                                     CLASS A         CLASS C         CLASS R
------------------------------------------------------------------------------------------------------------
Management Fees                                                        0.55%           0.55%           0.55%
12b-1 Fees                                                             0.20%           0.75%              --
Other Expenses                                                         1.00%           1.00%           1.00%
  Total (Gross)                                                        1.75%           2.30%           1.55%
Waivers/Reimbursements                                                (1.06%)         (1.06%)         (1.06%)
  Total (Net)                                                          0.69%           1.24%           0.49%
------------------------------------------------------------------------------------------------------------

                      SUMMARY OF SHAREHOLDER EXPENSES (4)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

------------------------------------------------------------------------------------------------------------
                       HOLDING PERIOD                                CLASS A         CLASS C         CLASS R
------------------------------------------------------------------------------------------------------------
1 Year                                                                  $ 37            $ 13             $ 5
3 Years                                                                 $ 51            $ 39             $16
5 Years                                                                 $ 67            $ 68             $27
10 Years                                                                $113            $150             $62
------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

----------------------------------------------------------------------------------------------------
CLASS                                     INVESTMENT OPERATIONS AND DISTRIBUTIONS
(INCEPTION DATE)       -----------------------------------------------------------------------------

                                                          NET
                                                 REALIZED AND
                       BEGINNING                   UNREALIZED    DIVIDENDS   DISTRIBUTIONS    ENDING
                             NET          NET     GAIN (LOSS)     FROM NET            FROM       NET
     YEAR ENDING           ASSET   INVESTMENT            FROM   INVESTMENT         CAPITAL     ASSET
       MAY 31,             VALUE    INCOME(c)   INVESTMENTS(a)      INCOME           GAINS     VALUE
----------------------------------------------------------------------------------------------------
CLASS A (9/92)
  1997(d)               $10.140      $.378         $ .162           .380)       $   --       $10.300
  1996                   10.250       .510          (.110)         (.510)           --        10.140
  1995                   10.040       .500           .220          (.510)           --        10.250
  1994                   10.150       .530          (.100)         (.520)        (.020)(f)    10.040
  1993(e)                 9.700       .340           .450          (.340)           --        10.150
----------------------------------------------------------------------------------------------------

---------------------  ---------------------------------------------------------
CLASS                                  RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)       ---------------------------------------------------------
                                                            RATIO OF
                                               RATIO OF          NET
                                               EXPENSES   INVESTMENT
                                      ENDING         TO    INCOME TO
                                         NET    AVERAGE      AVERAGE   PORTFOLIO
     YEAR ENDING           TOTAL      ASSETS        NET          NET    TURNOVER
       MAY 31,         RETURN(b)   (MILLIONS)  ASSETS(c)   ASSETS(c)        RATE
--------------------------------------------------------------------------------
CLASS A (9/92)
  1997(d)                5.41%      $  7.0       .68%+      4.94%+        11%
  1996                   3.89%         8.3       .60%       4.90%         17%
  1995                   7.42%         9.2       .69%       5.04%         35%
  1994                   4.27%         9.3       .16%       5.10%         27%
  1993(e)               11.07%+        5.6       .40%+      4.84%+        29%
--------------------------------------------------------------------------------

 + Annualized.

(a) Net of any applicable taxes.

(b) Total returns are calculated on net asset value.

(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(d) For the nine months ending February 28, 1997.

(e) From commencement of Class operations as noted.

(f) The amounts shown reflect distributions in excess of capital gains.

Notes:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) Imposed only on redemptions within 12 months of purchase.

(3) Effective February 1, 1997 the fund eliminated the 0.20% distribution fee on Class A shares. Long-term holders of Class C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers -- Investment Adviser," to continue Flagship's general dividend-setting practices.

(4) The expenses shown assume that you redeem your shares at the end of each holding period. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION: DECEMBER 22, 1986
NET ASSETS: $228.4 MILLION

                           TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------------------------------
                                          CLASS A            CLASS A
                                       (OFFER PRICE)          (NAV)          CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------------------------------
1 Year                                         0.67%           5.08%           4.27%           4.31%           5.26%
5 Years                                        6.40%           7.32%           6.62%           6.65%           7.63%
10 Years                                       6.53%           6.99%           6.43%           6.26%           7.28%
Inception                                      6.86%           7.31%           6.76%           6.58%           7.61%
--------------------------------------------------------------------------------------------------------------------

Class R total returns reflect actual performance for all periods; Classes A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                       ----------------------------------
                       Average Maturity              21.1
                       Average Modified Duration      7.5

                       ----------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

                       ----------------------------------
                       NR                              1%
                       BBB                            45%
                       BB                              1%
                       A                              12%
                       AA                             12%
                       AAA                            29%

                       ----------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 5)

                            [PIE CHART APPEARS HERE]

                       ----------------------------------
                       Housing Facilities             20%
                       Educational Facilities         16%
                       General Obligations            12%
                       Other                          21%
                       Escrowed Bonds                 11%
                       Lease Rental                   20%

                       ----------------------------------

                       EXPENSE INFORMATION AS OF 2/28/97

                        SHAREHOLDER TRANSACTION EXPENSES
                       (MAXIMUM, AS % OF OFFERING PRICE)

---------------------------------------------------------------------------------------------------------------
                                                        CLASS A         CLASS B         CLASS C         CLASS R
---------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                 4.20%(1)           --              --              --
Sales Charge on Reinvested Dividends                         --              --              --              --
Contingent Deferred Sales Charge (CDSC) on Redemptions       --(1)           5%(2)           1%(3)           --
---------------------------------------------------------------------------------------------------------------

                    OVERVIEW OF FUND OPERATING EXPENSES (4)
                      (ANNUAL, AS % OF AVERAGE NET ASSETS)

---------------------------------------------------------------------------------------------------------------
                                                        CLASS A         CLASS B         CLASS C         CLASS R
---------------------------------------------------------------------------------------------------------------
Management Fees                                           0.54%           0.54%           0.54%           0.54%
12b-1 Fees                                                0.20%           0.95%           0.75%              --
Other Expenses                                            0.15%           0.15%           0.15%           0.15%
  Total (Gross)                                           0.89%           1.64%           1.44%           0.69%
Waivers/Reimbursements                                   (0.08%)         (0.08%)         (0.08%)         (0.08%)
  Total (Net)                                             0.81%           1.56%           1.36%           0.61%
---------------------------------------------------------------------------------------------------------------

                      SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

---------------------------------------------------------------------------------------------------------------
                HOLDING PERIOD                          CLASS A         CLASS B         CLASS C         CLASS R
---------------------------------------------------------------------------------------------------------------
1 Year                                                     $ 50            $ 54            $ 14             $ 6
3 Years                                                    $ 67            $ 74            $ 43             $20
5 Years                                                    $ 85            $ 84            $ 74             $34
10 Years                                                   $138            $131            $164             $76
---------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227. Information for the years beginning prior to February 1, 1997 reflects the financial highlights of the Nuveen New York Tax-Free Value Fund.

----------------------------------------------------------------------------------------------------
CLASS                                     INVESTMENT OPERATIONS AND DISTRIBUTIONS
(INCEPTION DATE)       -----------------------------------------------------------------------------

                                                          NET
                                                 REALIZED AND
                       BEGINNING                   UNREALIZED    DIVIDENDS   DISTRIBUTIONS    ENDING
                             NET          NET     GAIN (LOSS)     FROM NET            FROM       NET
     YEAR ENDING           ASSET   INVESTMENT            FROM   INVESTMENT         CAPITAL     ASSET
   FEBRUARY 28/29,         VALUE    INCOME(c)   INVESTMENTS(a)      INCOME           GAINS     VALUE
----------------------------------------------------------------------------------------------------
CLASS A (9/94)
1997                    $10.610      $.588         $(.069)        $(.556)       $(.043)      $10.530
1996                     10.120       .555           .487          (.552)           --        10.610
1995(d)                  10.230       .277          (.067)         (.273)        (.047)       10.120
CLASS B (2/97)
1997(d)                  10.480       .049           .042          (.041)           --        10.530
CLASS C (9/94)
1997                     10.640       .554          (.111)         (.480)        (.043)       10.560
1996                     10.110       .478           .528          (.476)           --        10.640
1995(d)                  10.110       .231           .038          (.222)        (.047)       10.110
CLASS R (12/86)
1997                     10.640       .586          (.047)         (.586)        (.043)       10.550
1996                     10.150       .582           .490          (.582)           --        10.640
1995                     10.720       .579          (.529)         (.573)        (.047)       10.150
1994                     10.610       .578           .161          (.580)        (.049)       10.720
1993                      9.880       .603           .806          (.598)        (.081)       10.610
1992(e)                   9.820       .163           .053          (.156)           --         9.880
1991(f)                   9.380       .629           .441          (.630)           --         9.820
1990(f)                   9.560       .631          (.181)         (.630)           --         9.380
1989(f)                   9.180       .633           .380          (.633)           --         9.560
1988(f)                   8.760       .625           .420          (.625)           --         9.180
1987(d)(f)                9.600       .612          (.840)         (.612)           --         8.760
----------------------------------------------------------------------------------------------------

---------------------  ---------------------------------------------------------
CLASS                                  RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)       ---------------------------------------------------------

                                                            RATIO OF
                                               RATIO OF          NET
                                               EXPENSES   INVESTMENT
                                      ENDING         TO    INCOME TO
                                         NET    AVERAGE      AVERAGE   PORTFOLIO
     YEAR ENDING           TOTAL      ASSETS        NET          NET    TURNOVER
   FEBRUARY 28/29,     RETURN(b)   (MILLIONS)  ASSETS(c)   ASSETS(c)        RATE
--------------------------------------------------------------------------------
CLASS A (9/94)
1997                      5.08%      $71.7       .89%       5.45%         37%
1996                     10.52%       15.7       .99%       5.31%         47%
1995(d)                   2.21%        3.2      1.00%+      5.87%+        29%
CLASS B (2/97)
1997(d)                    .87%        0.1      1.44%+      6.07%+        37%
CLASS C (9/94)
1997                      4.31%        4.0      1.57%       4.80%         37%
1996                     10.13%         .6      1.73%       4.55%         47%
1995(d)                   2.80%        0.1      1.75%+      5.16%+        29%
CLASS R (12/86)
1997                      5.26%      152.6       .69%       5.57%         37%
1996                     10.80%      154.8       .74%       5.57%         47%
1995                       .75%      149.5       .74%       5.79%         29%
1994                      7.10%      146.3       .75%       5.33%         15%
1993                     14.79%      107.1       .75%       5.84%         12%
1992(e)                   2.21%       66.5       .75%+      6.27%+        16%
1991(f)                  11.79%       59.4       .75%       6.50%         19%
1990(f)                   4.92%       44.3       .75%       6.65%         51%
1989(f)                  11.34%       29.0       .75%       6.63%         85%
1988(f)                  12.20%       15.0       .75%       6.89%         71%
1987(d)(f)               (2.44)%       8.2       .37%+      6.46%+        20%
---------------------

 + Annualized.

(a) Net of any applicable taxes.

(b) Total returns are calculated on net asset value.

(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(d) From commencement of Class operations as noted.

(e) For the three months ending February 29.

(f) For the year ending November 30.

Notes:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen has undertaken, in connection with its acquisition of Flagship Resources as described in "Fund Service Providers -- Investment Adviser," to continue Flagship's general dividend-setting practices. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 2/28/97

INCEPTION: DECEMBER 22, 1986
NET ASSETS: $358.5 MILLION

                           TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------------------------------
                                          CLASS A            CLASS A
                                       (OFFER PRICE)          (NAV)          CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------------------------------
1 Year                                        -0.35%           4.02%           3.17%           3.06%           4.15%
5 Years                                        6.03%           6.95%           6.19%           6.17%           7.21%
10 Years                                       6.19%           6.65%           6.06%           5.87%           6.91%
Inception                                      6.46%           6.90%           6.33%           6.11%           7.17%
--------------------------------------------------------------------------------------------------------------------

Class R total returns reflect actual performance for all periods; Classes A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                       ----------------------------------
                       Average Maturity              21.3
                       Average Modified Duration      7.0

                       ----------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

                       ----------------------------------
                       Escrowed                       17%
                       Insured                        83%

                       ----------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 5)

                            [PIE CHART APPEARS HERE]

                       ----------------------------------
                       Housing Facilities             20%
                       General Obligations            16%
                       Transportation                 10%
                       Educational Facilities         10%
                       Escrowed Bonds                 17%
                       Other                          27%

                       ----------------------------------

                       EXPENSE INFORMATION AS OF 2/28/97

                        SHAREHOLDER TRANSACTION EXPENSES
                       (MAXIMUM, AS % OF OFFERING PRICE)

---------------------------------------------------------------------------------------------------------------
                                                        CLASS A         CLASS B         CLASS C         CLASS R
---------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                 4.20%(1)           --              --              --
Sales Charge on Reinvested Dividends                         --              --              --              --
Contingent Deferred Sales Charge (CDSC) on
  Redemptions                                                --(1)           5%(2)           1%(3)           --
---------------------------------------------------------------------------------------------------------------

                    OVERVIEW OF FUND OPERATING EXPENSES (4)
                      (ANNUAL, AS % OF AVERAGE NET ASSETS)

---------------------------------------------------------------------------------------------------------------
                                                        CLASS A         CLASS B         CLASS C         CLASS R
---------------------------------------------------------------------------------------------------------------
Management Fees                                           0.54%           0.54%           0.54%           0.54%
12b-1 Fees                                                0.20%           0.95%           0.75%              --
Other Expenses                                            0.14%           0.14%           0.14%           0.14%
---------------------------------------------------------------------------------------------------------------
  Total (Gross)                                           0.88%           1.63%           1.43%           0.68%
Waivers/Reimbursements                                       --              --              --              --
---------------------------------------------------------------------------------------------------------------
  Total (Net)                                             0.88%           1.63%           1.43%           0.68%
---------------------------------------------------------------------------------------------------------------

                      SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

---------------------------------------------------------------------------------------------------------------
                HOLDING PERIOD                          CLASS A         CLASS B         CLASS C         CLASS R
---------------------------------------------------------------------------------------------------------------
1 Year                                                     $ 51            $ 56            $ 15             $ 7
3 Years                                                    $ 69            $ 83            $ 45             $22
5 Years                                                    $ 89            $100            $ 78             $38
10 Years                                                   $146            $173            $171             $85
---------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

----------------------------------------------------------------------------------------------------
CLASS                                     INVESTMENT OPERATIONS AND DISTRIBUTIONS
(INCEPTION DATE)       -----------------------------------------------------------------------------

                                                          NET
                                                 REALIZED AND
                       BEGINNING                   UNREALIZED    DIVIDENDS   DISTRIBUTIONS    ENDING
                             NET          NET     GAIN (LOSS)     FROM NET            FROM       NET
     YEAR ENDING           ASSET   INVESTMENT            FROM   INVESTMENT         CAPITAL     ASSET
   FEBRUARY 28/29,         VALUE    INCOME(c)   INVESTMENTS(a)      INCOME           GAINS     VALUE
----------------------------------------------------------------------------------------------------
CLASS A (9/94)
  1997                  $10.610      $.549         $(.139)        $(.520)       $   --       $10.500
  1996                   10.150       .521           .492          (.524)        (.029)(e)    10.610
  1995(d)                10.160       .253           .037          (.260)        (.040)       10.150
CLASS B (2/97)
  1997(d)                10.530       .027          (.020)         (.037)           --        10.500
CLASS C (9/94)
  1997                   10.610       .472          (.159)         (.443)           --        10.480
  1996                   10.120       .442           .524          (.447)        (.029)(e)    10.610
  1995(d)                10.030       .207           .133          (.210)        (.040)       10.120
CLASS R (12/86)
  1997                   10.610       .550          (.127)         (.543)           --        10.490
  1996                   10.150       .548           .495          (.554)        (.029)(e)    10.610
  1995                   10.630       .555          (.440)         (.555)        (.040)       10.150
  1994                   10.620       .550           .035          (.543)        (.032)       10.630
  1993                    9.780       .566           .849          (.562)        (.013)       10.620
  1992                    9.320       .590           .467          (.597)           --         9.780
  1991                    9.250       .598           .068          (.596)           --         9.320
  1990                    9.060       .596           .190          (.596)           --         9.250
  1989                    9.100       .593          (.040)         (.593)           --         9.060
  1988                    9.830       .606          (.730)         (.606)           --         9.100
  1987(d)                 9.600       .130           .230          (.130)           --         9.830
----------------------------------------------------------------------------------------------------

---------------------  ---------------------------------------------------------
CLASS                                  RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)       ---------------------------------------------------------

                                                            RATIO OF
                                               RATIO OF          NET
                                               EXPENSES   INVESTMENT
                                      ENDING         TO    INCOME TO
                                         NET    AVERAGE      AVERAGE   PORTFOLIO
     YEAR ENDING           TOTAL      ASSETS        NET          NET    TURNOVER
   FEBRUARY 28/29,     RETURN(b)   (MILLIONS)  ASSETS(c)   ASSETS(c)        RATE
--------------------------------------------------------------------------------
CLASS A (9/94)
  1997                    4.02%     $ 36.0       .92%       5.04%         29%
  1996                   10.19%       24.7       .93%       4.97%         17%
  1995(d)                 3.01%        7.3      1.05%+      5.41%+        11%
CLASS B (2/97)
  1997(d)                  .07%        1.3      1.64%+      5.17%+        29%
CLASS C (9/94)
  1997                    3.06%        2.0      1.67%       4.28%         29%
  1996                    9.71%        1.4      1.69%       4.21%         17%
  1995(d)                 3.53%         .3      1.80%+      4.65%+        11%
CLASS R (12/86)
  1997                    4.15%      319.2       .68%       5.28%         29%
  1996                   10.51%      343.3       .67%       5.26%         17%
  1995                    1.37%      345.1       .65%       5.57%         11%
  1994                    5.57%      388.2       .68%       5.11%          5%
  1993                   14.96%      314.9       .73%       5.56%          6%
  1992                   11.66%      167.0       .69%       6.08%          4%
  1991                    7.61%       80.5       .73%       6.46%         13%
  1990                    8.75%       40.4       .85%       6.35%         30%
  1989                    6.37%       20.2       .97%       6.58%         62%
  1988                    (.85)%      14.1       .61%       6.73%         36%
  1987(d)                 3.76%        5.2        --%       4.97%+        --%
---------------------

 +  Annualized.

(a) Net of any applicable taxes.

(b) Total returns are calculated on net asset value.

(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(d) From commencement of Class operations as noted.

(e) The amounts shown include distributions in excess of capital gains of $.0024 per share for the year ended 2/29/96 and $.0015 per share for the year ended 2/28/95.

Notes:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY

The funds are a suitable investment for tax-conscious investors seeking to:

- Earn regular monthly tax-free dividends;

- Preserve investment capital over time;

- Reduce taxes on investment income;

- Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

- Pursue an aggressive, high-growth investment strategy;

- Invest through an IRA or 401k plan;

- Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS

TAX-FREE MUNICIPAL BONDS

The funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source.

The New York Insured Fund primarily purchases insured municipal bonds. See "Insurance" below. Under normal market conditions, the Nuveen New York Insured Fund will invest at least 65% of its assets in insured municipal bonds.

FOCUS ON QUALITY MUNICIPAL BONDS

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The New York Fund, New York Insured Fund and the New Jersey Fund may not invest more than 20% of their net assets in these territorial municipal bonds. The New York Insured Fund will invest at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical -- S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the ratings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY

The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects municipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The adviser then monitors each fund's portfolio to assure that municipal bonds purchased continue to represent over time, in its opinion, the best values available.

PORTFOLIO MATURITY

Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average maturity within a defined range. The New Jersey Intermediate Fund maintains a weighted average portfolio maturity of 5 to 10 years. The Connecticut Fund, the New York Fund, the New York Insured Fund, and the New Jersey Fund are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.

INSURANCE

The New York Insured Fund primarily purchases insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., AMBAC Indemnity Corp., Financial Security Assurance, Inc., and Financial Guaranty Insurance Co. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's and S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

The New York Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Such bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

PORTFOLIO TURNOVER

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS

Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securities are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current income, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. These risks may be greater for the Connecticut, New Jersey and New Jersey Intermediate Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the New York and New York Insured Funds described in this prospectus, which are diversified funds.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their investment portfolios across different industry sectors. The funds should be considered long-term investments and may not be suitable for investors with shortterm investment horizons.

INVESTMENT LIMITATIONS

The funds have adopted certain investment limitations (based on total fund assets) designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

- 25% in any one industry sector, such as electric utilities or health care;

- 10% in borrowings (33% if used to meet redemptions).

As diversified funds, the New York and the New York Insured Funds also may not have more than:

- 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

DEFENSIVE INVESTMENT STRATEGIES

Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market conditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES

Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," "Insurance," and "Risk Reduction Strategies" are fundamental and may not be changed without the approval of a majority of the shareholders of each fund.

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will receive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER

You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments continue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can refer you to one in your area.

BUYING SHARES BY MAIL

You may also open an account and purchase shares by mail by completing the enclosed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or increase minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or refer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares:
Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your financial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your investment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your financial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distributor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES

You may buy Class A shares at their public offering price on the day of purchase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service.

The following Class A sales charges and commissions apply to all funds described in this prospectus except the New Jersey Intermediate Fund:

CLASS A SALES CHARGES AND COMMISSIONS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                          AUTHORIZED
                                                                SALES CHARGE                           DEALER COMMISSION
                                               -----------------------------------------------       ---------------------
                                                      AS % OF                    AS % OF                    AS % OF
            PURCHASE AMOUNT                    PUBLIC OFFERING PRICE       YOUR NET INVESTMENT       PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------------------------------------------------
Up to $50,000                                           4.20%                      4.38%                      3.70%
$50,000-100,000                                         4.00%                      4.18%                      3.50%
$100,000-250,000                                        3.50%                      3.63%                      3.00%
$250,000-500,000                                        2.50%                      2.56%                      2.00%
$500,000-1,000,000                                      2.00%                      2.04%                      1.50%
1,000,000 and over                                        --%(1)                     --%                        --%(1)
--------------------------------------------------------------------------------------------------------------------------

The following Class A sales charges and commissions apply to the New Jersey Intermediate Fund:

                     CLASS A SALES CHARGES AND COMMISSIONS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                     AUTHORIZED
                                                             SALES CHARGE                         DEALER COMMISSION
                                            ----------------------------------------------    -------------------------
                                                   AS % OF                   AS % OF                   AS % OF
            PURCHASE AMOUNT                 PUBLIC OFFERING PRICE      YOUR NET INVESTMENT      PUBLIC OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------------
Up to $50,000                                       3.00%                            3.09%                    2.50%
$50,000-100,000                                     2.50%                            2.56%                    2.00%
$100,000-250,000                                    2.00%                            2.04%                    1.50%
$250,000-500,000                                    1.50%                            1.52%                    1.25%
$500,000-1,000,000                                  1.25%                            1.27%                    1.00%
1,000,000 and over                                    --%(1)                           --%                      --% (1)
-----------------------------------------------------------------------------------------------------------------------

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen may also make ongoing payments to authorized dealers to facilitate the marketing and administration of new and existing shareholder accounts, including payments for advertising that features the products and services of both parties. The statement of additional information contains further information about these programs.

OTHER SALES CHARGE DISCOUNTS

Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

- Rights of Accumulation

- Letter of Intent

- Group Purchase

Sales Charge Waivers

- Nuveen Unit Trust Reinvestment

- Purchases using Redemptions from Unrelated Funds

- Fee-Based Programs

- Bank Trust Departments

- Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descriptions of these programs. Further information on these programs is also available through your financial adviser or by calling (800) 621-7227. Your financial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES

You may buy Class B shares at their public offering price on the day of purchase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% annual distribution fee which compensates Nuveen for paying your financial adviser a 4% commission at the time of purchase. The New Jersey Intermediate Fund does not currently offer Class B shares.

Class B shares convert automatically to Class A shares eight years after purchase. Class B shares will convert only if the fund is assured that the conversion does not generate tax consequences for investors, based upon the opinion of outside counsel or the written assurance of the IRS.
 20

CLASS B CONTINGENT DEFERRED SALES CHARGE

If you redeem Class B shares within six years of purchase, you will be assessed a contingent deferred sales charge (CDSC) based upon the following schedule:

-----------------------------------------------------------------------------------------------------------
                                                                               DURING YEAR
                                                              ---------------------------------------------
                                                               1      2      3      4      5      6     7+
-----------------------------------------------------------------------------------------------------------
CDSC                                                           5%     4%     4%     3%     2%     1%     0%
-----------------------------------------------------------------------------------------------------------

The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS C SHARES

You may buy Class C shares at their public offering price on the day of purchase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% annual distribution fee which compensates Nuveen for paying your financial adviser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be assessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES

You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you are investing at least $1 million or would qualify to purchase Class A shares without a sales charge, under certain of the programs described under "Other Sales Charge Discounts" above. See the statement of additional information for more details. There are no sales charges or ongoing fees. Class R Shares have lower ongoing expenses than Class A shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER

You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE

Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on record. If you have established electronic funds transfer privileges on your account, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your request by having your redemption proceeds wired directly into your bank account. See "Fund Direct -- Electronic Funds Transfer" below.

Nuveen, the transfer agent or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL

You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

- The fund's name;

- Your name and account number;

- The dollar or share amount you wish to redeem;

- The signature of each owner exactly as it appears on the account;

- The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

- The address you want your redemption proceeds sent to, if other than to the address of record;

- Any certificates you have for the shares; and

- Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC

When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

ACCOUNT MINIMUMS

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in another Nuveen mutual fund that is available within your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determining any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING

The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. You will be notified in the event this happens to the extent required by law.

OPTIONAL FEATURES AND SERVICES

SYSTEMATIC INVESTMENT

Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund
Direct -- Electronic Funds Transfer" below), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. Theses annual returns do not reflect past or projected fund performance.

THE POWER OF SYSTEMATIC INVESTING

                              [CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

SYSTEMATIC WITHDRAWALS

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct -- Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE

If you redeem fund shares, you may reinvest all or part of your redemption proceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstated. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period reinstated. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER

You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account application or the Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular telephone redemption via Fund Direct, the fund may charge you a fee for this expedited service.

DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first business day of the following month.

PAYMENT AND REINVESTMENT OPTIONS

The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mutual fund. If you wish to do so, complete the appropriate section of the account application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS

Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This dividend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in municipal bonds from a specific state or in municipal bonds whose income is otherwise exempt from regular federal, state and local income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal, state and, in some cases, local income taxes. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

If you purchase fund shares shortly before the record date for a taxable dividend, the entire dividend you receive may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS

If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION

In order to avoid corporate taxation of its earnings and to pay tax-free dividends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS

TAX-FREE YIELD

TAX RATE   4.00%   4.50%   5.00%   5.50%   6.00%
------------------------------------------------
   28.0%   5.56%   6.25%   6.94%   7.64%   8.33%
   31.0%   5.80%   6.52%   7.25%   7.97%   8.70%
   36.0%   6.25%   7.03%   7.81%   8.59%   9.37%
   39.6%   6.62%   7.45%   8.28%   9.11%   9.93%
------------------------------------------------

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

HOW TO CONTACT NUVEEN

GENERAL INFORMATION

If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS

If you are calling to purchase or redeem shares, request an exchange or conduct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

Nuveen Mutual Funds
P.O. Box 5330
Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing,

Nuveen will assume you are buying Class A shares if you are opening a new account; if you are adding to an existing account, Nuveen will assume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS

INVESTMENT ADVISER

Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approximately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

MANAGEMENT FEES

--------------------------------------------------
  AVERAGE DAILY NET ASSET VALUE     MANAGEMENT FEE
--------------------------------------------------
For the first $125 million                 0.5500%
For the next $125 million                  0.5375%
For the next $250 million                  0.5250%
For the next $500 million                  0.5125%
For the next $1 billion                    0.5000%
For assets over $2 billion                 0.4750%
--------------------------------------------------

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Daniel S. Solender is the portfolio manager for the New York Fund and the New York Insured Fund. Mr. Solender has managed the funds since September 1994 and joined Nuveen Advisory in January 1992. Stephen S. Peterson is an Assistant Vice President of Nuveen Advisory and the portfolio manager for the New Jersey Fund. Mr. Peterson has managed the fund since its inception in March 1992 and joined Nuveen Advisory in October 1991. Richard Huber is the portfolio manager for the Connecticut Fund and the New Jersey Intermediate Fund. Mr. Huber has managed the funds since 1993 and since 1995 had been a Vice President of Flagship Financial Inc., the fund's prior investment adviser, until becoming a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997.

THE DISTRIBUTOR

John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT

Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder accounts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, currently serves as transfer agent for the New York and New Jersey Funds. Boston Financial Data Services, 225 Franklin Street, Boston, MA 02106, currently serves as transfer agent for the Connecticut Fund.

HOW THE FUNDS REPORT PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their investment results to various passive indices or other mutual funds with similar investment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publications. See the statement of additional information for a more detailed discussion. You may find more information about each fund's performance in its annual report. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, subtracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfolio of investments and the shares of each class have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges and service fees.

Class C shares purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

APPENDIX

SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the statement of additional information for further information.

CONNECTICUT

Connecticut is in the midst of a slow economic recovery from a recession that began in 1989 and ended in late 1992. Almost 40% of the state's recessionary employment loss has been recovered. Connecticut ranks first among the states in per capita personal income. Governor Rowland's recommended budget for fiscal year 1998 anticipates significant income tax changes aimed at increasing overall disposable income and encouraging economic expansion in the state. Moderate, but steady economic growth is expected over the next four years.

While Connecticut ranks first among the states in per capita personal income ($31,776), the state's ratio of tax-supported debt to personal income is highest in the nation. Large debt levels are expected to limit the state's financial flexibility. The state's general obligation bonds are rated Aa3 by Moody's and AA- by S&P.

TAX TREATMENT:

The Connecticut Fund's regular monthly dividends will not be subject to the Connecticut personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Connecticut municipal bonds or out of income earned on obligations of U.S. territories and possessions. The portion of the Connecticut Fund's monthly dividends that is attributable to income earned on other obligations will be subject to the Connecticut personal income tax. You also will be subject to Connecticut personal income tax to the extent the Connecticut Fund distributes any taxable income or realized capital gains (other than capital gains on Connecticut municipal bonds), or if you sell or exchange Connecticut Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Connecticut Fund differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

NEW YORK

While New York State historically has been one of the wealthiest states in the nation, for decades its economy has grown more slowly than the nation as a whole. There are many reasons for this slow growth. New York has a very high state and local tax burden relative to other states. Declines in the banking and financial services industry, cutbacks in defense spending, and an overbuilt real estate market have hurt the State's economy. High taxes and other factors have prompted some businesses and individuals to leave the State, or not to move to the State. More affluent residents of its cities have moved to the suburbs and been replaced by less affluent residents, who may require more government support. Cities outside the state have developed financial and business resources which make them less dependent on New York City, which has hindered its economic recovery. The State projects a slow rate of economic growth in 1997. The State's 1996 unemployment rate was 6.2% and average personal income was $28,782. New York City's 1996 unemployment rate was 8.8%. New York State general obligation bonds are rated A2 by Moody's and A- by Standard & Poor's; New York City general obligation bonds are rated Baa1 by Moody's and BBB+ by Standard & Poor's.

The State ended its 1995-96 fiscal year with a GAAP operating deficit. The $378 million proposed 1996-97 State budget projects a balanced general fund, receipts of $31.9 billion, and disbursements of $31.2 billion. The Governor also proposed an alternative budget to replace over $1 billion in Medicaid reimbursements which the federal government might not pay.

New York City ended its 1996 fiscal year with an operating surplus of approximately $5 million. Before the State enacted its 1996-97 budget, New York City adopted a fiscal year 1997 budget in June 1996 which provided for $33.4 billion in spending. In March 1996, Moody's announced that it was reviewing the City's general obligation bond rating pending adoption of the City's 1997 budget. S&P placed the City on negative credit watch in January 1995. The City's 1997 budget of $33.3 billion reduces spending from the previous year and cuts $1.1 billion from City agencies. The Governor and the legislature have not agreed on how much State aid to provide the City in fiscal 1998, and the City may have to adopt further budget cuts after the 1998 State budget is adopted. Recent changes in federal law may lower the amount of federal aid the City receives. If State and federal aid to the City declines, savings in the City's budget may be lower than projected and the Mayor may be required to propose additional spending cuts or tax increases to balance the City's budget in 1997 and beyond.

If serious financial difficulties arise that hamper the ability of the State, its agencies, New York City, other municipalities, or school districts to issue bonds or increase the risk that they may default on their obligations to pay bondholders, the market value of the bonds they have issued may decrease. In addition, without help from the State legislature, the State Constitution may prevent the City from issuing bonds after 1997 because of declining real estate values within the City. If the City cannot issue bonds to pay for capital improvements, this would increase its budget deficits in later years.

TAX TREATMENT.

The New York Funds' regular monthly dividends will not be subject to New York state or New York city personal income taxes to the extent they are paid out of income earned on New York municipal bonds or out of income earned on obligations of U.S. territories and possessions. The portion of the New York Funds' monthly dividends that is attributable to income earned on other obligations will be subject to the New York state or the New York city personal income taxes. You also will be subject to New York state and New York city personal income taxes to the extent the New York Funds distribute any taxable income or realized capital gains, or if you sell or exchange shares of the New York Funds and realize a capital gain on the transaction.

The treatment of corporate and unincorporated business shareholders of the New York Funds differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

NEW JERSEY

New Jersey has a diversified economic base comprised of various manufacturing, construction and service industries. New Jersey ranks second among the states in per capita personal income which was $31,053 in 1996. The national recession, however, adversely affected the State's employment rate. Improvement has been slow but steady.

The 1996 fiscal year audited general fund revenues were $17.8 billion against expenditures of $16.4 billion. The general fund surplus totaled $441 million in fiscal year 1996. The state's jobless rate is now the lowest it has been since August 1990. New Jersey's general obligation bonds are rated Aa1 by Moody's and AA+ by Standard and Poor's.

TAX TREATMENT.

The New Jersey Funds' regular monthly dividends will not be subject to New Jersey gross income tax to the extent they are paid out of income earned on or capital gains realized from the sale of New Jersey municipal bonds or U.S. government securities. You will be subject to New Jersey gross income tax, however, to the extent the New Jersey Funds distribute any taxable income. If you realize a capital gain on the sale or exchange of shares of the New Jersey Funds, you will not be subject to New Jersey gross income tax. If you realize a capital loss on the sale or exchange of shares of the New Jersey Funds, you may not use the loss to offset other New Jersey taxable capital gains.

The treatment of corporate shareholders of the New Jersey Funds differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

                         NUVEEN FAMILY OF MUTUAL FUNDS

Nuveen's family of funds offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

GROWTH AND INCOME FUNDS

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS

Long-term
Intermediate-term
Limited-term

STATE FUNDS

Alabama
Arizona
California(1)
Colorado
Connecticut
Florida(2)
Georgia
Kansas
Kentucky(3)
Louisiana
Maryland
Massachusetts(1)
Michigan
Missouri
New Jersey(2)
New Mexico
New York(1)
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

(1) Long-term and insured long-term portfolios.

(2) Long-term and intermediate-term portfolios.

(3) Long-term and limited-term portfolios.

Nuveen Family of Municipal Bond Funds

[MAP OF UNITED STATES APPEARS HERE]

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227
www.nuveen.com

                 NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

            Relating to the Acquisition of Assets and Liabilities of Nuveen Flagship New Jersey Intermediate Municipal Bond Fund

                           DATED:             , 1998

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information provides information about the Nuveen Flagship New Jersey Municipal Bond Fund (the "New Jersey Fund" or a "Fund"), a series of the Nuveen Flagship Multistate Trust II, an open-end investment company organized as a Massachusetts business trust ("Multistate Trust"), in addition to information contained in the Prospectus/Proxy Statement
of the New Jersey Fund, dated             , 1998, which also serves as the proxy
statement of the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (the "New Jersey Intermediate Fund" or a "Fund"), a series of the Multistate Trust, in connection with the issuance of Class A, C and R shares of the New Jersey Fund to shareholders of the New Jersey Intermediate Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the Funds located at 333 West Wacker Drive, Chicago, Illinois 60606 (telephone No. (312) 917-7700 or (800) 414-7447).

                               TABLE OF CONTENTS

                                                                  PAGE
Proposed Reorganization of the New Jersey Intermediate
  Fund......................................................            1
Additional Information About the New Jersey and New Jersey
  Intermediate Funds........................................            1
Financial Statements........................................            1
Plan and Agreement of Reorganization........................    Exhibit A
Statement of Additional Information for the New Jersey and
  New Jersey Intermediate Funds.............................    Exhibit B
Financial Statements for the New Jersey Fund and New Jersey
  Intermediate Fund.........................................    Exhibit C
Financial Statements for the ProForma Fund..................    Exhibit D

     The Funds will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE NEW JERSEY INTERMEDIATE FUND

     The shareholders of the New Jersey Intermediate Fund are being asked to approve an acquisition of all of the assets of the New Jersey Intermediate Fund solely in exchange for Class A, C and R shares of the New Jersey Fund and the New Jersey Fund's assumption of the liabilities of the New Jersey Intermediate Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the New Jersey Fund and the New Jersey Intermediate Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Exhibit A.

ADDITIONAL INFORMATION ABOUT THE NEW JERSEY AND NEW JERSEY INTERMEDIATE FUNDS

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the New Jersey and New Jersey Intermediate Funds, dated June 30, 1997, attached as Exhibit B to this Statement of Additional Information.

FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are the audited financial statements for the New Jersey and New Jersey Intermediate Funds for the fiscal year ended February 28, 1998, attached as Exhibit C and pro-forma financial statements as of February 28, 1998, attached as Exhibit D.

                                                                       EXHIBIT A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is made as of
            , 1998, by and between the             (the "Acquiring Fund") series
of the                   Trust, a Massachusetts business trust formed under the
laws of the State of Massachusetts (the "Acquiring Fund Trust"), and the
                  (the "Acquired Fund") series of the                   Trust
(the "Acquired Fund Trust").

                                  WITNESSETH:

     WHEREAS, the Board of Trustees of the Acquiring Fund Trust and the Acquired Fund Trust, on behalf of the Acquiring Fund and Acquired Fund respectively, have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Acquired Fund is in the best interests of the shareholders of each respective fund; and

     WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.

     A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Acquired Fund (including accrued interest to the Closing Date) as more fully set forth on Schedule 1 hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

     B. Consideration. In consideration thereof, the Acquiring Fund agrees that on the Closing Date, defined in Section 2 hereof, the Acquiring Fund will (i) deliver to the Acquired Fund, full and fractional Class A, Class B, Class C and Class R shares of beneficial interest of the Acquiring Fund having net asset values per share in an amount equal to the aggregate dollar value of the Assets net of any liabilities of the Acquired Fund described in Section 3E hereof (the "Liabilities") determined pursuant to Section 3A of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Acquired Fund's Liabilities. The calculation of full and fractional Class A, Class C and Class R shares of beneficial interest of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. On the Closing Date, the Acquiring Fund shall deliver to the Acquired Fund the Acquiring Fund Shares in the amount determined pursuant to this Section 1B and the Acquired Fund thereafter shall, in order to effect the distribution of such shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund and in exchange for the shareholders' shares of the Acquired Fund, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Acquired Fund in accordance with their holdings of either Class A, Class C or Class R shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct. All Acquiring Fund Shares delivered to the Acquired Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other similar fee being imposed.

2. CLOSING OF THE TRANSACTION.

     Closing Date. The closing shall occur within [fifteen (15)] business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Acquired Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date").

3. PROCEDURE FOR REORGANIZATION.

     A. Valuation. The value of the Assets and Liabilities of the Acquired Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Acquired Fund.

     B. Delivery of Fund Assets. The Assets shall be delivered to The Chase Manhattan Bank, 4 New York Plaza, New York 10004, as custodian for the Acquiring Fund (the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Acquired Fund.

     C. Failure to Deliver Securities. If the Acquired Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Acquired Fund's securities for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund's broker or brokers, then, in lieu of such delivery, the Acquired Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.

     D. Shareholder Accounts. The Acquiring Fund, in order to assist the Acquired Fund in the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders after delivery of the Acquiring Fund Shares to the Acquired Fund, will establish pursuant to the request of the Acquired Fund an open account with the Acquiring Fund for each shareholder of the Acquired Fund and, upon request by the Acquired Fund, shall transfer to such account the exact number of full and fractional Class A, Class C and Class R shares of the Acquiring Fund then held by the Acquired Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares. Upon liquidation or dissolution of the Acquired Fund, certificates representing shares of beneficial interest stock of the Acquired Fund shall become null and void.

     E. Liabilities. The Liabilities shall include all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

     F. Expenses. In the event that the transactions contemplated herein are consummated the Acquired Fund agrees to pay (i) for the reasonable outside expenses of the Acquired Fund and the Acquiring Fund for the transactions contemplated herein which are solely and directly related to the reorganization; including, but not by way of limitation, the preparation of the Acquiring Fund Trust's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the Acquired Fund shareholder proxies; (ii) the Acquired Fund's and Acquiring Fund's legal counsel's reasonable attorney's fees, which fees shall be payable pursuant to receipt of an itemized statement; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses of the Acquired Fund and the Acquiring Fund incurred to the date of termination of this Agreement shall be borne by the Acquired Fund.

     G. Liquidation and Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Board of Trustees of the Acquired Fund Trust and the Acquired Fund shall take all necessary and proper action to completely liquidate and terminate the Acquired Fund as a series in accordance with Massachusetts law and the Trust's Declaration of Trust. Immediately after the Closing Date, the stock transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. ACQUIRED FUND'S REPRESENTATIONS AND WARRANTIES.

     The Acquired Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

     A. Organization. The Acquired Fund Trust is a Massachusetts Business Trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquired Fund is a separate series of the Acquired Fund Trust duly designated in accordance with the applicable provisions of the Acquired Fund Trust's Declaration of Trust. The Acquired Fund Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

     B. Registration. The Acquired Fund Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company and such registration has not been revoked or rescinded. The Acquired Fund is a nondiversified series of the Acquired Fund Trust. The Acquired Fund Trust and the Acquired Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquired Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

     C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund audited as of and for the fiscal year
ended                   , true and complete copies of which have been heretofore
furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Acquired Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

     D. Financial Statements. The Acquired Fund shall furnish to the Acquiring Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets
of the Acquired Fund for the period ended                ; and (ii) within [five
(5)] business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Acquired Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquired Fund as complying with the requirements hereof.

     E. Contingent Liabilities. There are no contingent Liabilities of the Acquired Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Acquired Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquired Fund which would, if adversely determined, materially affect the Acquired Fund's financial condition. All Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

     F. Material Agreements. The Acquired Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquired Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the Acquired Fund to which the Acquired Fund is a party.

     G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

     H. Corporate Authority. The Acquired Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquired Fund's Board of Trustees, and except for obtaining approval of the holders of the shares of the Acquired Fund, no other corporate acts or proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquired Fund and constitutes the legal, valid and binding obligation of Acquired Fund enforceable in accordance with its terms.

     I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate any provision of the Acquired Fund Trust's Declaration of Trust or the Designation of Series of the Acquired Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquired Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquired Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquired Fund. Except as set forth in Schedule 2 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement.

     J. Title. The Acquired Fund has good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

     K. Prospectus/Proxy Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform as it relates to the Acquired Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4K apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Acquired Fund by the Acquiring Fund.

     L. Tax Qualification. The Acquired Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

     M. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

5. THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES.

     The Acquiring Fund hereby represents and warrants to the Acquired Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquired Fund that:

     A. Organization. The Acquiring Fund Trust is a Massachusetts Business Trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquiring Fund is a separate series of the Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust's Declaration of Trust. The Acquiring Fund Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on either the Acquiring Fund Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     B. Registration. The Acquiring Fund Trust is registered under the 1940 Act as an open-end management company and such registration has not been revoked or rescinded. The Acquiring Fund is a [nondiversified/ diversified] series of the Acquiring Fund Trust. The Acquiring Fund Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive dissenters rights.

     C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the fiscal
year ended      , true and complete copies of which have been heretofore
furnished to the Acquired Fund fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

     D. Financial Statements. The Acquiring Fund shall furnish to the Acquired Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets
of the Acquiring Fund for the period ended                     and (ii) within
[five (5)] business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

     E. Contingent Liabilities. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.

     F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

     G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

     H. Corporate Authority. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund's Board of Trustees, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms.

     I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) violate any provision of the Acquiring Fund Trust's Declaration of Trust or the Designation of Series of the Acquiring Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund or (iii) result in a violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

     J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

     K. Shares of the Acquiring Fund: Registration. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.

     L. Shares of the Acquiring Fund: Authorization. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Acquiring Fund Trust and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Acquired Fund.

     M. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund.

     N. Tax Qualification. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

6. COVENANTS.

     During the period from the date of this Agreement and continuing until the Closing Date the Acquired Fund and Acquiring Fund (except as expressly contemplated or permitted by this Agreement) agree as follows:

     A. Other Actions. The Acquired Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     B. Government Filings; Consents. The Acquired Fund and Acquiring Fund shall file all reports required to be filed by the Acquired Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Acquired Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Massachusetts.

     C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Acquired Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Acquired Fund shall promptly prepare and provide the Prospectus/Proxy Statement to the Acquiring Fund and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Acquired Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Acquired Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Acquired Fund and such affiliates without the prior written consent of the Acquired Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Acquired Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Acquired Fund shall furnish all information concerning the Acquired Fund and the holders of the Acquired Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

     D. Access to Information. During the period prior to the Closing Date, the Acquired Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Acquired Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

     E. Shareholders Meeting. The Acquired Fund shall call a meeting of the Acquired Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Acquired Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Acquired Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

     F. Coordination of Portfolios. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

     G. Distribution of the Shares. At Closing the Acquired Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Acquired Fund's shareholders and such that the Acquired Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Acquired Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Acquired Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

     H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Acquired Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

     I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the appropriate party or parties to this Agreement shall take all such necessary action.

     J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Acquired Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

     K. Tax Status of Reorganization. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund Trust, the Acquiring Fund Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund Trust, the Acquiring Fund Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder, Price, Kaufman & Kammholz, counsel to the Acquired Fund, to render the tax opinion contemplated herein.

     L. Declaration of Dividend. At or immediately prior to the Closing Date, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquired Fund, of the following conditions:

     A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest in the Acquired Fund.

     B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Acquired Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

     C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

     D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

     E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

     F. Tax Opinion. The Acquired Fund shall have obtained an opinion from Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund Trust, Acquired Fund Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.

     G. Opinion of Counsel. The Acquired Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Acquiring Fund Trust and Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that: (i) the Acquiring Fund Trust is duly formed and in good standing as a business trust under the laws of the State of Massachusetts; (ii) the Board of Trustees of the Acquiring Fund Trust has duly designated the Acquiring Fund as a series of the Acquiring Fund Trust pursuant to the terms of the Declaration of Trust of the Acquiring Fund Trust;
(iii) the Acquiring Fund Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund; except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity at law); (v) neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund Trust or Acquiring Fund of the transactions contemplated thereby contravene the Acquiring Fund Trust's Declaration of Trust, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Acquiring Fund Trust as being applicable to the Acquiring Fund Trust or the Acquiring Fund; (vi) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Acquiring Fund or might have a material adverse effect on the value of any assets of the Acquiring Fund; (vii) the Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust, be validly issued, fully paid and nonassessable; (viii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ix) to the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts and Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquired Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Acquired Fund, without loss to the Acquired Fund of any material benefit under the Agreement and without any material adverse effect on the Acquired Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Massachusetts and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Acquiring Fund Trust or the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund Trust and the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of government officers with respect to the good standing of the Acquiring Fund and on the opinion of Bingham Dana LLP as to matters of Massachusetts law.

     H. Officer Certificates. The Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the Acquired Fund and that (ii) from the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

8. CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

     The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:

     A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest of the Acquired Fund.

     B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquired Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund satisfactory in form and substance to the Acquiring Fund so stating. The Acquired Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

     C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

     D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

     E. No Injunctions or Restraints: Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

     F. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund Trust, Acquired Fund Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in
Section 368(a) of the Code substantially in the form attached as Annex A.

     G. Opinion of Counsel. The Acquiring Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund Trust and the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Acquired Fund Trust is duly formed and existing as a trust under the laws of the State of Massachusetts; (ii) the Board of Trustees of the Acquired Fund Trust has duly designated the Acquired Fund as a series of the Acquired Fund Trust pursuant to the terms of the Declaration of Trust of the Acquired Fund Trust; (iii) the Acquired Fund Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Acquired Fund Trust and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquired Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law); (v) neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund Trust or Acquired Fund of the transactions contemplated thereby contravene the Acquired Fund Trust's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Acquired Fund Trust as being applicable to the Acquired Fund Trust or Acquired Fund; (vi) to their knowledge based solely on the certificate of an appropriate officer of the Acquired Fund attached thereto, there is no pending, or threatened litigation involving the Acquired Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquired Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts or Illinois, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the States of Massachusetts or Illinois and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquired Fund in connection with the opinion. In addition, although counsel need not specifically considered the possible applicability to the Acquired Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquired Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinion set forth above, counsel may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statutes of government officers with respect to the good standing of the Acquired Fund and on the opinion of Bingham Dana LLP as to matters of Massachusetts law.

     H. Shareholder List. The Acquired Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Acquired Fund, as reported by the Acquired Fund's transfer agent, as of [one (1)] business day prior to the Closing Date with each shareholder's respective holdings in the Acquired Fund, taxpayer identification numbers, Form W9 and last known address.

     I. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders and that (ii) from the date of this Agreement through the Closing Date, there shall not have been:

          (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

          (2) issued any option to purchase or other right to acquire shares of the Acquired Fund granted by the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Acquired Fund;

          (3) any entering into, amendment or termination of any contract or agreement by Acquired Fund, except as otherwise contemplated by this Agreement;

          (4) any indebtedness incurred, other than in the ordinary course of business, by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund;

          (5) any amendment of the Acquired Fund Trust's Declaration of Trust or Designation of Series of the Acquired Fund; or

          (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

9. AMENDMENT, WAIVER AND TERMINATION.

     A. The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the Acquired Fund; provided, however, that after receipt of Acquired Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Acquired Fund's shareholder approval thereof.

     B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

     C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

          (1) by the mutual consents of the Board of the Acquiring Fund Trust and Acquired Fund Trust on behalf of the Acquired Fund and Acquiring Fund, respectively;

          (2) by the Acquired Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof;

          (3) by the Acquiring Fund, if the Acquired Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof;

          (4) by either the Acquired Fund or Acquiring Fund, if the Closing has not occurred on or prior to [December 31, 1998] (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

10. REMEDIES.

     In the event of termination of this Agreement by either or both of the Acquired Fund and Acquiring Fund pursuant to Section 9C, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto. However, this Section 10 shall not limit the remedies available for a breach of this Agreement prior to its termination.

11. SURVIVAL.

     The provisions set forth in Sections 10 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto shall not survive the Closing Date.

12. NOTICES.

     All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the Acquired Fund c/o Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, Attention: General Counsel, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois, 60606, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

13. SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

14. BOOKS AND RECORDS.

     The Acquired Fund and the Acquiring Fund agree that copies of the books and records of the Acquired Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Acquired Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Acquired Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date and for the last three tax years ending[,
            , 1995,             , 1996 and             , 1997]; namely, general
ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

15. GENERAL.

     This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Acquired Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

16. LIMITATION OF LIABILITY.

     Consistent with the Acquiring Fund Trust's and the Acquired Fund Trust's Declarations of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of each Trust on behalf of the Acquiring Fund and the Acquired Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquiring Fund Trust, Acquired Fund Trust, Acquiring Fund or Acquired Fund individually but binding only upon the assets and property of the Acquiring Fund or the Acquired Fund as the case may be.

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       ACQUIRING FUND TRUST, on behalf of
                                       ACQUIRING FUND

                                       By:
                                       -----------------------------------------

                                       Title:
                                       -----------------------------------------

Attest:
-------------------------------------------------

Title:
--------------------------------------------------

                                       ACQUIRED FUND TRUST, on behalf of
                                       ACQUIRED FUND

                                       By:
                                       -----------------------------------------

                                       Title:
                                       -----------------------------------------

Attest:
-------------------------------------------------

Title:
--------------------------------------------------

                                                                       EXHIBIT B

                                                                   JUNE 30, 1997

                      NUVEEN FLAGSHIP MULTISTATE TRUST II

                     Nuveen California Municipal Bond Fund
                 Nuveen California Insured Municipal Bond Fund
                Nuveen Flagship Connecticut Municipal Bond Fund
                 Nuveen Flagship New Jersey Municipal Bond Fund
          Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
                  Nuveen Flagship New York Municipal Bond Fund
                    Nuveen Massachusetts Municipal Bond Fund
                Nuveen Massachusetts Insured Municipal Bond Fund
                  Nuveen New York Insured Municipal Bond Fund

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Multistate Trust II dated June 30, 1997. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 621-7227.

                               TABLE OF CONTENTS

                                                                PAGE
Investment Policies and Investment Portfolio................     B-2
Management..................................................    B-36
Investment Adviser and Investment Management Agreement......    B-41
Portfolio Transactions......................................    B-43
Net Asset Value.............................................    B-43
Tax Matters.................................................    B-44
Performance Information.....................................    B-50
Additional Information on the Purchase and Redemption of
  Fund Shares...............................................    B-56
Distribution and Service Plan...............................    B-61
Independent Public Accountants and Custodian................    B-63
Financial Statements........................................    B-63
Appendix A -- Ratings of Investments........................    AA-1
Appendix B -- Description of Hedging Techniques.............    BB-1

     The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The Annual Reports accompany this Statement of Additional Information.

                  INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

     The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

          (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

          (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, and the California Insured Municipal Bond Fund.

          (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

          (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

          (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

          (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

          (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

          (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

          (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

          (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

          (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

          (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen

     Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

     For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

     Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

     The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

     The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust II. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has ten series: the Nuveen Flagship New York Municipal Bond Fund (formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen Flagship New Jersey Municipal Bond Fund (formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (formerly the Flagship New Jersey Intermediate Tax Exempt Fund, as a series of the Flagship Tax Exempt Funds Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen Flagship Connecticut Municipal Bond Fund (formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen Flagship California Intermediate Municipal Bond Fund has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

     As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

     The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

     As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

INSURANCE

     Each insured Municipal Obligation held by the Nuveen New York Insured Municipal Bond Fund, the Nuveen California Insured Municipal Bond Fund, and the Nuveen Massachusetts Insured Municipal Bond Fund (the "Funds") will either be
(1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or
(3) covered by a master municipal insurance policy purchased by the Funds ("Portfolio Insurance"). The Funds currently maintain a policy of Portfolio Insurance with MBIA Insurance Corporation, AMBAC Indemnity Corporation, Financial Security Assurance, Inc., and Financial

Guaranty Insurance Company, and may in the future obtain other policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Funds will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P"). The Funds currently intend to obtain insurance polices only from mono-line insurers specializing in insuring municipal debt. Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

     The Funds' policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's or S&P, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's or S&P or both should down grade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's and S&P continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

     In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been
(1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and (2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of a Fund's assets.

     Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

     Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations.

Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

     If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that a Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The

Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by a Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.

     One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

     The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     Each Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds such defaulted securities, it may be limited in its ability to manage its investment portfolio and to purchase other Municipal Obligations. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

     Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the Municipal Obligations held by a Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from .15% to .30% of the value of the Municipal Obligations covered under the policy. Because the majority of the Municipal Obligations in the Funds were not covered by policies of Portfolio Insurance during the year ended February 28, 1997, premium expenses as a percentage of the value of Municipal Obligations held by the Funds for such period were .00%.

     Set forth below is information about the various municipal bond insurers with whom the Funds currently maintain policies of Portfolio Insurance.

  AMBAC Indemnity Corporation ("AMBAC Indemnity")

     AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,642,000,000 (unaudited) and statutory capital of approximately $1,509,000,000 (unaudited) as of March 31, 1997. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a 100% publicly-held company. Moody's, S&P and Fitch Investors Service, L.P., each have assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

     AMBAC Indemnity has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by AMBAC Indemnity will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC Indemnity under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the bonds.

     Copies of AMBAC Indemnity's financial statements prepared in accordance with statutory accounting standards are available from AMBAC Indemnity. The address of AMBAC Indemnity's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

  Financial Security Assurance Inc. ("Financial Security")

     Financial Security is a monoline insurance company incorporated under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

     Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprise Holdings, Inc., US West Capital Corporation and the Tokio Marine and Fire Insurance Co., Ltd. No shareholder is obligated to pay any debts of or any claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of March 31, 1997, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $691,321,000 (unaudited) and $417,390,000 (unaudited), the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $824,939,000 (unaudited) and $361,589,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022, Attention: Communications Department. Financial Security's telephone number is (212) 826-0100.

  MBIA Insurance Corporation ("MBIA")

     The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     As of December 31, 1996 the Insurer had admitted assets of $4.4 billion (audited), total liabilities of $3.0 billion (audited), and total capital and surplus of $1.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1997, the Insurer had admitted assets of $4.5 billion (unaudited), total liabilities of $3.0 billion (unaudited), and total capital and surplus of $1.5 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

     Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of MBIA Inc. is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

     The Insurer's policy unconditionally and irrevocably guarantees to the Nuveen Insured Municipal Bond Fund the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

     The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. The Insurer's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Municipal Obligations upon tender thereof; or
(iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of any paying agent for the Municipal Obligations.

     With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

     When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

  Financial Guaranty Insurance Company ("Financial Guaranty")

     The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

     Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

     Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

     In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

     Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

     Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 1997, the total capital and surplus of Financial Guaranty was approximately $1,123,724,061. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau (telephone number: (212) 602-0389).

     The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Board of Trustees of the Fund.

     The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch.

     An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

     S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by AMBAC Indemnity, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by AMBAC Indemnity, Financial Security, MBIA or Financial Guaranty.

     S&P's ratings of AMBAC Indemnity, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

PORTFOLIO TRADING AND TURNOVER

     The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

     The portfolio turnover rates for the Funds, for the 1996 fiscal year-end of the Fund as a series of its predecessor entity (described above), and for the 1997 fiscal year-end, as indicated, were:

                                                                FISCAL YEAR
                                                                ------------
                                                                1996    1997
                                                                ----    ----
Nuveen Flagship New York Municipal Bond Fund................    47%     37%
Nuveen New York Insured Municipal Bond Fund.................    17%     29%
Nuveen Flagship New Jersey Municipal Bond Fund..............    39%     10%*
Nuveen Flagship New Jersey Intermediate Municipal Bond
  Fund......................................................    17%     11%
Nuveen California Municipal Bond Fund.......................    36%     74%
Nuveen California Insured Municipal Bond Fund...............    38%     51%
Nuveen Flagship Connecticut Municipal Bond Fund.............    24%     20%
Nuveen Massachusetts Municipal Bond Fund....................     6%     10%
Nuveen Massachusetts Insured Municipal Bond Fund............     1%     10%

---------------
* For the fiscal year ended January 31, 1997. For the period February 1 to February 28, 1997, the portfolio turnover rate was 0%.

WHEN-ISSUED SECURITIES

     Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such

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

transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be taxexempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

     As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO NEW YORK

     Except to the extent the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund (the "New York Funds") invest in temporary investments, the New York Funds will invest substantially all of their assets in New York Municipal Obligations. The New York Funds are therefore susceptible to political, economic or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and by other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     (1) The State: The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

     State Economy Remains Sluggish: The State's economy has been slow to recover from the 1989-92 recession and continues to lag behind the nation and other urban, industrial states. Over the last three full years, 1993-95, total New York State job growth has averaged only 0.6% annually compared to 2.6% yearly job growth for the nation. In 1995 the State ranked 49th among all states for job growth. Unemployment for the first half of 1996 stood at 6.3% within New York State versus 5.5% national unemployment for the same period. New York's employment picture has been marked by job reductions in commercial banking, defense-related manufacturing, and government. Despite modest improvements in tourism, media, financial services, and real estate, the state as a whole has regained, as of mid-1996, only 40% of the 517,000 jobs lost during the recession. Although average household income levels continue to be higher in the State than the national average, New York's personal income growth has been two-thirds the national pace, with total personal income growing on average 3.8% per year in New York compared to 5.8% annually nationwide. There is concern that income growth has been concentrated among high earners, masking declines of low earners, and that a widening income gap carries the potential to undermine overall consumer spending and aggravate social service expenditures. Many uncertainties exist in forecasts of both the national and State economies and there can be no assurance that the State's economy will perform at a level sufficient to meet the State's projections of receipts and disbursements.

     1996-97 Fiscal Year. The State's budget was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to the adaptation of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for state-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted as well as actual results for the first quarter of the fiscal year. Each State Financial Plan is updated in July (if a budget is in place), October, and January.

     The October update to the 1996-97 Financial Plan projects a GAAP-basis General Fund operating surplus of $93 million (0.3% revenues). Total revenues in the General Fund are projected at $32.50 billion, consisting of $29.39 billion in tax revenues and $3.11 billion in miscellaneous revenues. Personal income tax is expected to reach $16.83 billion, or 52% of total tax revenue, with robust growth fueled in part by financial sector bonus payments.

     Although revisions to the 1996-97 State Financial Plan contained in the October update are favorable, the State faces certain risks which could potentially cost the State up to one-half billion dollars (1.5% revenues). The Division of Budget believes these risks are balanced by reserves in the 1996-97 State Financial Plan, however, there can be no assurances that these reserves will fully offset litigation or other risks to the State. The greatest risks relate to the economy and tax collections, which could produce either favorable or unfavorable results during the year. Additional risks come from the potential impact of certain litigation now pending against the State.

     The 1996-97 State Financial Plan includes actions that will provide nonrecurring resources and savings totalling approximately $1.3 billion. These include the use of $481 million in surplus funds available from MMIA, $134 million in savings from a refinancing of certain pension obligations, $88 million in projected savings from bond refundings, and $36 million in surplus fund transfers. The balance is composed of $314 million in resources carried forward from the States 1995-96 fiscal year and various other actions, including that portion of the proposed tax amnesty program that is projected to be non-recurring.

     Future Budget Projections: The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.4 billion base on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, the gap is now expected by the State Division of Budget to be larger. However, the gap is not expected to be as large as those in the prior two fiscal years.

     The out-year projection will be impacted by a variety of factors. Enacted tax reductions, which reduced receipts in the 1996-97 fiscal year by an incremental $2.4 billion, are projected to reduce receipts in the 1997-98 fiscal year by an additional increment of $2.1 billion. The use of up to $1.3 billion of nonrecurring resources in 1996-97, and the annualized costs of certain programs increases in the 1996-97 annualized budget, will both add additional pressure in closing the 1997-98 gap.

     Impact of Welfare Reform: On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state, and local levels. The new law abolishes the federal Aid to Families with Dependent Children (AFDC), and creates a new Temporary Assistance to Needy Families program (TANF) funded with federal block grant to states. The new law also imposes a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

     The State expects that funding levels provided under the TANF block grant initially will be higher than currently anticipated in the State's financial plan. Spending close to $8 billion on welfare in the 1996-97 fiscal year, the State has among the most generous programs in the nation, and the only one mandated by a State Constitution (Article XVII). The Governor has previously noted that the current state program is unsustainable in its current form, and in November 1996 submitted a reform proposal for the State Legislature to consider. The net fiscal impact of any changes to the State's welfare programs that are necessary to conform with federal law will be dependent upon such factors as the ability of the State to avoid any federal fiscal penalties, the level of additional resources required to comply with any new State and/or federal requirements, and the division of non-federal welfare costs between the State and its localities.

     Indebtedness. As of March 31, 1996, the total amount of long-term State general obligation debt authorized but unissued stood at $1.5 billion. As of the same date, the State had approximately $4.8 billion in general obligation bonds, including $294 million in commercial paper outstanding.

     In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 30, 1996, LGAC has issued its bonds to provide net proceeds of $4.7 billion completing the program.

     Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements, the debt service for which is paid from State appropriations. As of March 31, 1996, there were $19.6 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities.

     Ratings. Moody's rating of the State's general obligation bonds stood at A2 on June 6, 1997, and S&P's rating stood at A- with a positive outlook, on June 6, 1997, an improvement from S&P's stable outlook from February 1994 through April 1993 and negative outlook prior to April 1993. Moody's revised the rating on the State from A to A2 on February 10, 1997. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

     Moody's maintained its A rating and S&P continued its A- rating in connection with the State's issuance of $75 million of general obligation bonds in August 1996.

     (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

     In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

     The New York City economy has continued to grow slowly in 1996 greatly aided by a record Wall Street performance. The surge in profits, capital gains, and year end bonuses is likely to continue to fuel growth in the City's economy and economically sensitive taxes into fiscal year 1997. Although employment growth citywide has improved in recent months, the City has yet to completely regain the numbers of jobs lost during the City's 1989-1992 recession. After a substantial decline in the early 1990's, the City's real estate market has begun to rebound, as exhibited by declining Class A vacancy rates and rising asking rents. This combined with an acute shortage of rental housing in Manhattan has led to numerous new construction and renovation projects. Total reported crimes are at their lowest levels since the 1960's. Hotel occupancy rates are near record highs, topping 80% in August 1996. As income growth has outpaced national levels in Manhattan, the more populous outer boroughs have seen their income levels drop in relation to regional and national levels. As a result, the City has become increasingly reliant upon a highly taxed base of wealth to support a myriad of social services for an increasingly poor majority of residents, further straining City resources and flexibility.

     Fiscal Year 1997 and the 1997-2000 Financial Plan. The November revision to the City's Financial Plan was greatly aided by an additional $450 million in additional tax revenues, mainly resulting from increased earnings on Wall Street, allowing the City to reduce risks that appeared in the budget, scale back anticipated budget cuts, and fund a new $70 million textbook initiative for the public schools. After instructing his Agency heads in August to produce current year expenditure cuts totalling $500 million, the Mayor only needs further cuts of $179 million to achieve a projected balance.

     Despite the recent improvement, the City faces significant out-year budget gaps. The City projects expenditures to increase five times faster than revenues and budget gaps to more than double between Fiscal 1998 and Fiscal 2000. The City's budget gap is projected to rise from $1.2 billion in Fiscal 1998 (4% revenues), to $2.1 billion in Fiscal 1999 and $3.0 billion in Fiscal 2000. The gaps are driven primarily by expenditures for new labor agreements as well as medical and debt service costs. As well, enacted and proposed tax cuts account for about $1 billion of the Fiscal 1999 and 2000 gaps. The City Comptroller and State Comptroller have each warned that the current and outyear budgets include significant risks, including the renewal of the income tax surcharge, potential Board of Education overspending, the postponed Port Authority ground lease payments, and anticipated labor costs savings. In 1997 as in past years, the City relies on one-time resources ($1.2 billion) to help achieve budgetary balance.

     The City is reliant upon the intergovernmental transfers for a substantial portion of its budget. State categorical grants of $6.2 billion account for 19% of gross City revenues. Federal categorical grants of $3.96 billion account for 12% of gross City revenues. An extended delay by the State in adopting its fiscal year budget or in the 1997-98 adoption of the federal budget would negatively impact upon the City's financial condition and ability to close budget gaps for fiscal years 1998 and thereafter.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1996-97 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets for the 1997-98 or future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

     Given the foregoing, there can be no assurance that the City will continue to maintain a balanced budget during fiscal year 1997 or thereafter, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

     Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

     The City projections set forth in the Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in the Plan and changes in federal tax law.

     The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal year 1998 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in recent years.

     Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. On May 3, 1996, the Mayor announced a $1 billion reduction in City capital spending over a five year period through fiscal year 2000. The City's financing program for fiscal years 1996 through 1999
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contemplates capital spending of $14.1 billion, which will be financed through issuance of general obligation bonds, Water Authority Revenue Bonds and Covered Organization obligations, and will be used primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. The City's financing program assumes the receipt of approximately $1 billion from the sale of City's sewer and water systems. However, the City Comptroller has obtained a court order blocking such sale, which the City is appealing. In the event such appeal is unsuccessful the City would be required to reduce capital spending during the next four years or find additional sources of funds in such amount. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

     The City faces limitations on its borrowing capacity after Fiscal 1997 under the State Constitution that will prevent it from additional general obligation borrowings, as a late result of the declining real estate values in the City during the early 1990's. To ensure that the City can meet finance future capital necessities and improvements, the City has proposed and the State has approved the Transitional Finance Authority (TFA). The new TFA debt will be secured with City personal income taxes and will not be subject to the Constitutional limits. The City has already built the TFA into its Financing Plan. The inability to finance capital improvements would have increased the City's budget gaps in later years or required it to significantly curtail capital spending which would lead to a deterioration in the City's infrastructure and ability to deliver services.

     The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1995, the City estimated its potential future liability on outstanding claims to be $2.5 billion.

     Fiscal Years 1991 through 1996. The City achieved balanced operating results in accordance with generally accepted accounting principles for fiscal years 1991 through 1996. The City was required to close substantial budget gaps in these fiscal years in order to maintain balanced operating results.

     Ratings. As of the date of this prospectus, Moody's rating of the City's general obligation bonds stood at Baa1 and S&P's rating stood at A-. On February 11, 1991, Moody's had lowered its rating from A.

     In May 1997, Moody's confirmed its Baa1 rating in connection with a scheduled May 1997 sale of $750 million of the City's general obligation bonds. S&P also confirmed its rating of the City's general obligation bonds in connection with such general obligation bond issue in May 1997.

     In January 1995, in response to the City's plan to borrow $120 million to refund debt due in February without imposing additional cuts in the fiscal 1995 budget, S&P's placed the City on negative credit watch. In late May 1996, S&P confirmed the City's rating citing improvements in the revised fiscal year 1997 budget. Any rating decrease would negatively affect the marketability of the City's bonds and significantly increase the City's financing costs.

     On October 12, 1993, Moody's increased its rating of the City's issuance of $650 million of Tax Anticipation Notes ("TANs") to MIG-1 from MIG-2. Prior to that date, on May 9, 1990, Moody's revised downward its rating on outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million notes then being sold MIG-2. S&P's rating of the October 1993 TANs issue increased to SP-1 from SP-2. Prior to that date, on April 29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2.

     As of December 31, 1995, the City and MAC had, respectively, $24.4 billion and $4.0 billion of outstanding net long-term indebtedness.

     (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

     (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

     The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land, as well as compensatory and punitive damages.

     (5) Other Municipalities: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. Although many cities and towns in upstate New York have been operating under a high level of fiscal stress since the late 1980's, their fiscal erosion has been in process for over two decades. Factors contributing to this include: a loss of high-wage manufacturing jobs, including large military, textile, and industrial component facilities; a dramatic loss of population; unfunded government mandates; contentious municipal labor issues and collective bargaining agreements; large elderly populations; high poverty rates; and tax appeals, compounding the loss to a City's tax base. Struggling to provide a consistent level of government services from a deflated tax base, many local governments have become increasingly reliant upon governmental transfers. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1996-97 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State (other than New York City) was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for State financing at the close of their fiscal year ending in 1993. In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., which was created in 1995, imposed a 1996 budget plan upon Troy, New York. In November 1996, Troy MAC issued debt to refinance $55 million of the City's $72 million in outstanding debt, including certain lease obligations at the time in default. A similar municipal assistance corporation has also been established for Newburgh. In addition, several other smaller New York cities, including Utica, Rome, Schenectady and Niagara Falls have faced continuing budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers place additional strains upon the State's financial condition at a time when the State is struggling with its own budget gaps.

     Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. In addition, proposed changes in the treatment of capital gains for federal income tax purposes could reduce tax receipts of the state and city. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

FACTORS PERTAINING TO NEW JERSEY

     Except to the extent the New Jersey Municipal Bond Fund and the New Jersey Intermediate Municipal Bond Fund (the "New Jersey Funds") invest in temporary investments, the New Jersey Funds will invest substantially all of their assets in New Jersey Municipal Obligations. The New Jersey Funds are therefore susceptible to political, economic or regulatory factors affecting New Jersey and governmental bodies within New Jersey. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New Jersey Obligations in the Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of New Jersey Municipal Obligations held in the portfolio of the New Jersey Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     The State and Its Economy. The State is the ninth largest state in population and the fifth smallest in land area. With an average of 1,094 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1995 the State ranked second among the states in per capita personal income ($29,848).

     The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

     The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 6.6% in April 1996, which is greater than the national average of 5.4% in April 1996. Improvement has been slow but steady. New Jersey's unemployment rate dropped to 5.2% in April 1997 versus the natural average of 4.9%. The state's jobless rate is now the lowest it has been since August 1990.

     Going forward, moderate growth is expected to continue through fiscal year 1998. Corporate restructuring will continue in such fields as chemicals, telecommunications and financial services. Meanwhile, because of the state's high technology labor resources, its economy stands to benefit from emerging information-based fields.

     Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General obligation debt must be approved by voter referendum and is used primarily to finance various environmental, transportation, correctional and institutional projects. As of June 30, 1996, the state's outstanding general obligation debt totaled $3.7 billion. The debt service obligation for such outstanding indebtedness is $450 million for fiscal year 1997.

     New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. The State closed recent fiscal years with surpluses in the general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $761 million in 1992, $937 million in 1993, $926 million in 1994, $569 million in 1995, and $442 million in 1996. It is estimated that fiscal year 1997 will end with a surplus of $300 million.

     In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

     The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6.0% to 7.0% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, disposable paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

     The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2.0% to 3.5% to a new range of 2.0% to 7.0%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

     The Florio administration had contended that the income tax package would help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State assumed approximately $289.0 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

     Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions ranging from 1% up to 10% in income tax rates took effect.

     On June 30, 1996, Governor Whitman signed the New Jersey Legislature's $15.7 billion budget for fiscal year 1997. The balanced budget included $276 million in surplus funds. As part of the Fiscal Year 1996 Budget, the State enacted several additional tax cuts. For the Gross Income Tax, a 15 percent reduction of personal income tax rates became effective on January 1, 1996. This cut was in addition to the tax rate reductions that were implemented during Fiscal Year 1994 and Fiscal Year 1995. Effective April 1, 1996, yellow pages advertisements will be exempt from the State's Sales Tax. Effective July 1, 1996, a reduction in the Corporation Business Tax rate from 9.0 percent to 7.5 percent will apply to those corporations that have an allocated net income of $100,000 or less. Also effective July 1, 1996, corporations' sales will be double weighted in calculating receipt factors in determining a multistate corporation's New Jersey State Corporation Business Tax liability. As part of the fiscal year 1997 budget, the State has enacted several policies that will affect the State's Gross Income Tax and Corporate Business Tax.

     On July 12, 1994, the New Jersey Supreme Court declared the State's Quality Education Act of 1990 unconstitutional and gave the Chief Executive and the Legislature until Fiscal Year 1998 to achieve "substantial equivalence" between spending on pupils in poor urban districts and spending on their counterparts in wealthy suburban districts. The New Jersey Supreme Court also said that it expected the State to address the continuing disparity during the Fiscal Year 1996 and 1997 budgets. In May 1997, Governor Whitman's most recent school funding plan (entitled the Comprehensive Educational Financing Act of 1996) failed to meet the State's constitutional mandates. The State Supreme Court ordered New Jersey to spend an extra $246.2 million on 28 poor school districts.

     The State's fiscal year 1998 $16.3 billion proposed budget had a structural imbalance in excess of $500 million prior to the legislative approval of Governor Whitman's $2.7 billion pension bond issue. Approval was won in early June 1997. The administration plans to use the proceeds from a $2.7 billion pension obligation bond issue in addition to a portion of the pension system's market-based surplus (approximately $600 million) to offset the State's pension contributions in fiscal year 1997 and fiscal year 1998 and eliminate the State's pension system deficit. Eliminating the pension system's deficit will enable the administration to reduce this year's scheduled pension payment to $97 million from $687 million, and provide the State with approximately $590 million to balance the State budget and cover the $246 million that the State Supreme Court ordered the State to raise for urban schools.

     Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of Medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care Reform Act of 1992, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, the State's failure to reimburse certain hospitals' charity care costs, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

     At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

     Debt Ratings. For many years prior to 1991, both Moody's and S&P had rated New Jersey general obligation bonds Aaa and AAA, respectively. On July 3, 1991, however, S&P downgraded New Jersey general obligation bonds to AA+. On June 4, 1992, S&P placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the denial by the federal government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget must be closed before the new budget year began on July 1, 1992. S&P suggested the State could close fiscal year 1992's budget gap and help fill fiscal year 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

     On July 6, 1992, S&P reaffirmed its AA+ rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. S&P was concerned that the State was entering fiscal year 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, S&P announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. S&P reaffirmed its AA+ rating at the same time. On July 1, 1996, S&P reaffirmed the State's long-term ratings.

     On August 24, 1992, Moody's downgraded New Jersey general obligation bonds to Aa1, stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, and again on August 18, 1995 Moody's reaffirmed its Aa1 rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance. On May 1, 1996, Moody's reaffirmed the State's long-term ratings.

     The State's recently approved pension obligation issuance has met with skepticism from both rating agencies.

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FACTORS PERTAINING TO CALIFORNIA

     Except to the extent the California Municipal Bond Fund and the California Insured Municipal Bond Fund (the "California Funds") invest in temporary investments, the California Funds will invest substantially all of their assets in California Municipal Obligations. The Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations.

     These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

ECONOMIC OVERVIEW

     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of more than 34 million represents over 12% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $810 billion in 1996, accounts for almost 13% of all personal income in the nation. Total employment is over 14 million, the majority of which is in the service, trade and manufacturing sectors.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth has occurred since early 1994, (pre-recession job levels were reached in 1996). Unemployment, while remaining higher than the national average, has come down substantially from its 10% peak. Economic indicators show a steady recovery underway in California since the start of 1994. However, any delay or reversal of the recovery may create new shortfalls in State revenues.

CONSTITUTIONAL AND STATUTORY LIMITATIONS ON TAXES AND APPROPRIATIONS

     Limitation on Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

     Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State of 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, by requiring either majority or 2/3 voter approval for any increases in "general taxes" or "special taxes," respectively (other than property taxes, which are
                                      B-21
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unchangeable). Court decisions had struck down most of Proposition 62 and many local governments, especially cities, had enacted or raised local "general taxes" without voter approval. In September, 1995, the California Supreme Court overruled the prior cases, and upheld the constitutionality of Proposition 62. Many aspects of this decision remain unclear (such as its impact on charter (home rule) cities, and whether it will have retroactive effect), but its future effect will be to further limit the fiscal flexibility of many local governments.

     On November 5, 1996, California voters approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments and property-related fees and charges. Proposition 218 also extends the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. This extension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218, and could result in the retroactive repeal or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and rating downgrades and/or defaults may result. Additionally, the voter approval requirement reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may, and in fact has, been cited as the reason for rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how Proposition 218 will be interpreted by a court.

     Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.5 billion under the limit for fiscal year 1995-96.

     Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or Article XIIIB on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

                                      B-22
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OBLIGATIONS OF THE STATE OF CALIFORNIA

     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of California increased from $9.4 billion at June 30, 1987 to $23.8 billion at February 1, 1996. In FY 1995-96, debt service on general obligation bonds and lease purchase debt was approximately 5.0% of General Fund revenues.

RECENT FINANCIAL RESULTS

     The principal sources of General Fund revenues in 1995-1996 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the "Economic Uncertainties Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the Economic Uncertainties Fund are included for financial reporting purposes in the General Fund balance. In most recent years, the State has budgeted to maintain the Economic Uncertainties Fund at around 3% of General Fund expenditures but essentially no reserve was budgeted from 1992-93, to 1995-96 because revenues had been reduced by the recession and an accumulated budget deficit had to be paid. However, projections for 1996-1997 estimate a balance of $312 million will be maintained in the Economic Uncertainties Fund.

     General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

     Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

     Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1995-96, including:

     - significant cuts in health and welfare program expenditures;

     - transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

     - transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

     - reduction in growth of support for higher education programs, coupled with increases in student fees;

     - revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;

     - increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

     - various one-time adjustment and accounting changes.

     Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so

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large (almost $2.8 billion) that is was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

     The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equals in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94, 1994-95, and 1995-96 which have reduced the accumulated budget deficit to about $70 million as of June 30, 1996.

     A consequence of the accumulated budget deficits in the early 1990's together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders.

     The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.

     Current Budget. The economy in California has steadily improved in recent years evidenced by the upward revisions to revenue forecasts by the Department of Finance. In the Governor's May Revision of the 1996-1997 Budget, State revenues are projected to be $49.4 billion, a 6.6% increase. Expenditures are projected to be $49.2 billion, an 8.0% increase. The modest surplus would increase the budgetary reserve to $312 million.

     As a result of the improved revenues, the State's cash position has substantially improved. Only $3 billion of cash flow borrowing was needed during 1996-1997, and about $3 billion is projected for 1997-1998, with no external borrowing over the end of the fiscal year.

     The Governor's proposed budget for 1997-1998 projects $52 billion in revenues and transfers, and $51.7 billion of expenditures, resulting in a budgetary reserve at June 30, 1998 of about $580 million. A number of issues related to the 1997-1998 budget still have to be resolved, including additional school funding and the Governor's proposals for future health and welfare cuts.

BOND RATING

     State general obligation bonds are currently rated A1 by Moody's and A+ by S&P. Both of these ratings have been reduced in several stages from AAA levels which the State held until late 1991.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by California to the Public Employees Retirement System, reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

                                      B-24
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OBLIGATIONS OF OTHER ISSUERS

OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS

     There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. Los Angeles County, the largest in the State, faced a nominal $1.2 billion gap in its 1995-96 budget, half of which was in the County health care system. The gaps were closed only with significant cuts in services and personnel, particularly in the health care system, federal aid, and transfer of some funds from other local governments to the County pursuant to special legislation. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, just emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

     Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

     Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the District's lease, and the case
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has been settled. Any judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

OTHER CONSIDERATIONS

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations, governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

FACTORS PERTAINING TO CONNECTICUT

     Except to the extent the Connecticut Municipal Bond Fund (the "Connecticut Fund") invests in temporary investments, the Connecticut Fund will invest substantially all of its net assets in Connecticut Municipal Obligations. The Connecticut Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Connecticut Municipal Obligations. The following briefly summarizes the current financial situation of the State of Connecticut (the "State"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in sources that are generally available to investors and is based in part on information obtained from various agencies in Connecticut. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Connecticut Obligations in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     Connecticut's economy, historically based on the insurance, defense manufacturing, finance and real estate industries, is slowly recovering from one of the most severe recessions in the country which was due in part to reductions in defense spending and the downsizing of the foregoing industries. Statistics show that Connecticut has

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recovered from almost 40% of its recessionary employment loss with small business fueling much of the growth in the services, wholesale, and retail trade industries. Casinos are expected to continue to draw tourists and contribute to the state's slow but steady economic growth over the next four years. While Connecticut ranks first among the states in per capita personal income ($31,776), the state's ratio of tax-supported debt to personal income is highest in the nation. Large debt levels are expected to limit the state's financial flexibility.

     A $21.1 billion two-year budget plan won legislature approval in early June 1997. The budget totals $10.5 billion in the first year and $10.5 billion in the second, for a total increase of 3.7% over current spending. The 1997-99 plan limits growth in spending to 2% in the first budget year and 1.7% in the second. The result would allow the state to trim taxes by $394 million, including $153 million in income tax cuts. A 6 cent-per-gallon cut in the gas tax was also adopted. The state's general obligation bonds are rated Aa3 by Moody's and AA-by S&P.

FACTORS PERTAINING TO MASSACHUSETTS

     Except to the extent the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund (the "Massachusetts Funds") invest in temporary investments, the Massachusetts Funds will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts Obligations in the Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

1998 FISCAL YEAR BUDGET

     The 1998 Fiscal Year budget is currently being discussed by the Senate and House of the Commonwealth. In his 1998 Fiscal Year budget proposal, Governor Weld recommended approximately $18.224 billion in expenditures, which represents a $520 million, or 2.9%, increase over anticipated Fiscal Year 1997 spending. Most of the increase in spending supports education reform and initiatives designed to aid cities and towns. The Governor's budget proposal estimates fiscal 1998 total tax and non-tax revenues to be approximately $17.998 billion. The tax revenue projects ($12.667 billion) represents an increase of approximately 2.9% over Fiscal Year 1997 projected tax revenues and includes the revenue impact of tax reductions recommended by the Governor. Nontax revenues are projected to be $5.331 billion, a 3.5% increase over Fiscal Year 1997. Tax reductions recommended include phasing out a telecommunications sales tax over five years, eliminating the net investment income tax on life insurance companies located in Massachusetts, and lowering the tax on certain unearned income.

     1997 Fiscal Year Budget. The fiscal 1997 budget approved by the Governor on June 30, 1996, provides for approximately $17.452 billion in fiscal 1997 expenditures. The Executive Office for Administration and Finance estimates fiscal 1997 total revenues to be approximately $17.296 billion, including approximately $12.197 billion in tax revenues which represents an increase of approximately $146 million or 1.2% over estimated fiscal 1996 tax collections. The tax revenue estimate reflects adjustments for certain tax reductions, a change in the way the Commonwealth calculates the tax liability for certain mutual fund companies, and an increase in the cigarette tax.

     The recent enactment of federal welfare reform legislation is not expected to have a material effect on the Commonwealth's finances in fiscal 1997. The Executive Office for Administration and Finance is currently evaluating the impact of the legislation on the Commonwealth's spending for public assistance programs.

     The President of the United States has recommended Governor Weld for the position of the U.S. Ambassador to Mexico. Confirmation hearings have not yet begun. If the Governor were to assume the position, Lieutenant Governor Paul Cellucci would become acting Governor.

     On August 8, 1996, the Governor approved legislation changing the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. Effective January 1, 1997, the legislation changes the computation of the sales factor. The new law requires the affected corporations to increase their numbers of employees by 5% per year for five years, subject to certain conditions. The Department of Revenue

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estimates that the changes will result in a revenue reduction of approximately
$10 million in fiscal 1997 and approximately $39 million to $53 million on an annualized basis, starting in fiscal 1998.

     On July 24, 1996, the Legislature overrode the Governor's veto of legislation imposing a tax increase on certain tobacco products. The Department of Revenue estimates that these changes will result in approximately $74 million in additional tax revenue for fiscal 1997, approximately $80 million to $90 million in additional revenue in 1998, and between $73 million and $83 million by fiscal 2000.

     The Department of Revenue's fiscal 1997 tax revenue forecasts have been adjusted for the $150 million personal income tax reduction mandated by the fiscal 1996 supplemental appropriations bill approved on July 30, 1996.

     1996 Fiscal Year. Preliminary figures for fiscal 1996 indicate that tax collections totaled approximately $12.051 billion, approximately $886.1 million, or 7.9%, greater than tax collections for fiscal 1995. The Department of Revenue believes that the strong tax revenue growth in fiscal 1996 was due partly to one-time factors that may not recur in fiscal 1997.

     The Governor approved the final fiscal 1996 appropriations bills on July 30, 1996, and August 10, 1996. Fiscal 1996 spending is currently estimated at approximately $16.930 billion, with revenues totaling approximately $17.281 billion. These assumptions would result in a fiscal 1996 year-end transfer to the Commonwealth Stabilization Fund of approximately $95.4 million, bringing its balance to approximately $543 million, the maximum allowed under state law. The bill approved on July 30, 1996 mandates a personal income tax reduction of $150 million to be funded by a fiscal 1996 transfer from the General Fund to the Tax Reduction Fund and to be implemented by a temporary increase in the amount of the personal exemption allowable for the 1996 taxable year.

     As of June 30, 1996, the Commonwealth had a cash position of approximately $889 million, not including the Stabilization Fund. This compares to a projected position of $645.5 million. The fiscal 1996 year-end cash position reflected approximately $161.7 million in advance payments for fiscal 1997 expenses and approximately $110 million in capital expenditures for which the Commonwealth has not yet issued bonds or notes to reimburse itself.

     On November 1, 1995, the Governor released a proposal to reorganize state government, and on January 23, 1996, he filed implementing legislation constituting eight bills. Two of the eight reorganization bills became law in March; the other six bills were disapproved by the legislature. Pursuant to the two bills and the fiscal 1997 budget, effective July 1, 1996, the number of Executive Offices was reduced from eleven to six. Offices eliminated include the Executive Office of Communities and Development (which became the Department of Housing and Community Development), the Executive Office of Economic Affairs (which became the Department of Economic Development, with certain functions transferred to a new Department of Labor and Workforce Development), the Executive Office of Labor (which became the Department of Labor and Workforce Development), and the Executive Office of Education, and a hundred various state boards and commissions were abolished.

     On November 28, 1995, the Governor approved a modified version of the legislation he had filed in September to change the apportionment formula used for the business corporations tax on certain firms. The new formula will become effective for certain federal defense contractors on January 1, 1996, and will be phased in over five years for manufacturing firms generally. The Department of Revenues estimates that the legislation will reduce revenues by $44 million in fiscal 1996 and by $90 million in fiscal 1997. If the new formula were fully effective for all covered businesses, it is estimated that the annual revenue reduction would be $100 million to $150 million.

     On January 23, 1996, the Governor filed legislation that would reduce the personal income tax rate over two years. The Executive Office for Administration and Finance estimates that this cut would reduce base tax revenues by approximately $133 million in fiscal 1997, an additional $265 million in fiscal 1998 and a further $132 million in fiscal 1999, at which time the tax reduction would be fully implemented.

     1995 Fiscal Year. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 revenues of $15.550 billion. Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $10.151 billion and $556 million, or 5.2%, above fiscal year tax revenues of $10.607 billion.

     Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

     On February 10, 1995, the Governor signed into law certain reforms to the Commonwealth's program for Aid to Families with Dependent Children ("AFDC"), subject to federal approval of certain waivers. On August 4, 1995, the federal government granted a waiver of federal regulations for the Commonwealth's proposed changes to its AFDC program. However, the federal government imposed additional conditions upon the proposed two-year limit on the availability of AFDC benefits for able-bodied adults. On September 23, 1995, the Governor accepted the federal waiver (except for the provision regarding no time limit on benefits), and on November 1, 1995, the changes to the AFDC program were implemented. Fiscal 1996 budget appropriations were expected to be sufficient to cover program costs.

     On November 8, 1994, the voters in the statewide general election approved an initiative petition that would slightly increase the portion of the gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgetary funds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and exclude the Highway Fund balance in the computation "consolidated net surplus" for purposes of state finance laws. The initiative petition also provides that no more than 15% of gasoline tax revenues may be used for mass transportation purposes, such as expenditures related to the Massachusetts Bay Transit Authority. This is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the petition, appropriate moneys from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such moneys be used for highways or mass transit purposes.

     1994 Fiscal Year. Fiscal 1994 tax revenue collections were approximately $10.607 billion, $87 million below the Department of Revenue's fiscal year 1994 tax revenue estimate of $10.694 billion and $677 million above fiscal 1993 tax revenues of $9.930 billion. Budgeted revenues and other sources, including nontax revenues, collected in fiscal 1994 were approximately $15.550 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period. Budgeted expenditures and other uses of funds in fiscal 1994 were approximately $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

     In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation. The legislation established a fiscal 1993 state spending base of approximately $1.288 billion for local education purposes and required annual increases in state expenditures for such purposes above that base, subject to appropriation, estimated to be approximately $175 million in fiscal 1994, approximately $396 million in fiscal 1995, approximately $625 million in fiscal 1996 and approximately $867 million in fiscal 1997, with additional annual increases anticipated in later years. The fiscal 1994, 1995, and 1996 budgets have fully funded the requirements imposed by this legislation.

     1993 Fiscal Year. The Commonwealth's budgeted expenditures and other uses were approximately $14.696 billion in fiscal 1993, which is approximately $1.280 billion or 9.6% higher than fiscal 1992 expenditures and other uses. Final fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures. Budgeted revenues and other sources for fiscal 1993 totalled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period. Overall, fiscal 1993 ended with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million.

     1992 Fiscal Year. The Commonwealth's budgeted expenditures and other uses were approximately $13.4 billion in fiscal 1992, which is $238.7 million or 1.7% lower than fiscal 1991 budgeted expenditures. Final fiscal 1992 budgeted expenditures were $300 million more than the initial July 1991 estimates of budgetary expenditures, due in part to increases in certain human services programs, including an increase of $268.7 million for the Medicaid program and $50.0 million for mental retardation consent decree requirements. Budgeted revenues and other sources for fiscal 1992 totalled approximately $13.7 billion (including tax revenues of approximately $9.5 billion), reflecting an increase of approximately 0.7% from fiscal 1991 to 1992 and an increase of 5.4% in tax revenues for the same period. Overall, fiscal 1992 ended with an excess of revenues and other sources over expenditure and other uses of $312.3 million and with positive fund balances of $549.4 million.

     Employment. Reversing a trend of relatively low unemployment during the early and mid 1980's, the Massachusetts unemployment rate beginning in 1990 increased significantly to where the Commonwealth's unemployment rate exceeded the national unemployment rate. For example, during 1991, the Massachusetts unemployment rate averaged 9.0% while the average United States unemployment rate was 6.7%. Since 1993, the average monthly unemployment rate has declined steadily and has been at or below the national average. The

Massachusetts unemployment rate in September 1996 was 4.2%, as compared with the United States unemployment rate of 5.2% for the same period. Factors which may significantly and adversely affect the employment rate in the Commonwealth include reductions in federal government spending on defense-related industries. Due to this and other considerations, there can be no assurance that unemployment in the Commonwealth will not increase in the future.

     Debt Ratings. S&P currently rates the Commonwealth's uninsured general obligation bonds at A+. At the same time, S&P currently rates state and agency notes at SP1. From 1989 through 1993, the Commonwealth had experienced a steady decline in its S&P rating, with its decline beginning in May 1989, when S&P lowered its rating on the Commonwealth's general obligation bonds and other Commonwealth obligations from AA+ to AA and continuing a series of further reductions until October, 1993, when the rating declined to A+. S&P last affirmed the Commonwealth's rating at A+ on September 16, 1996.

     Moody's currently rates the Commonwealth's uninsured general obligation bonds at A1 and its notes at MIG-1. From 1989 through 1992, the Commonwealth had experienced a steady decline in its rating by Moody's. In May 1989, Moody's lowered its rating on the Commonwealth's notes from MIG-1 to MIG-2. On June 21, 1989, Moody's reduced the Commonwealth's general obligation rating from Aa to A. On November 15, 1989, Moody's reduced the rating on the Commonwealth's general obligations from A to Baa1, and on March 9, 1990, Moody's reduced the rating of the Commonwealth's general obligation bonds from Baa1 to Baa. In September 1992, Moody's raised the Commonwealth's rating to A. A further increase to A1 was given in November 1994. The Commonwealth's A1 rating was last affirmed September 17, 1996.

     There can be no assurance that these ratings will continue.

     In recent years, certain public bodies and municipalities in the Commonwealth have faced serious financial difficulties which have affected the credit standing and borrowing abilities of the respective entities and may have contributed to higher interest rates on debt obligations. The continuation of, or an increase in, such financial difficulties could result in declines in the market values of, or default on, existing obligations in the Fund. Should there be during the term of the Fund a financial crisis relating to public bodies or municipalities in the Commonwealth, the market value and marketability of all outstanding bonds issued by certain public authorities or municipalities in the Fund and interest income to the Fund could be adversely affected.

     Total Bond and Note Liabilities. The total general obligation bond indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of July 1, 1996 was approximately $10.012 billion. There were also outstanding approximately $240 million in general obligation notes and other short term general obligation debt. The total bond and note liabilities of the Commonwealth as of July 1, 1996, including guaranteed bond was approximately $13.619 billion.

     Debt Service. During the 1980s, capital expenditures were increased substantially, which accounts for a significant rise in debt service since 1989. In November, 1988, the Executive Office for Administration and Finance established an administrative limit on state-financed capital spending in the Capital Projects Fund of $925 million per fiscal year. Capital expenditures were $847.0 million, $694.1 million, $575.9 million, $760.6 million and $902.2 million in fiscal 1991, fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995, respectively. Commonwealth-financed capital expenditures are projected to be approximately $898.0 million in fiscal 1996. Debt service expenditures for fiscal 1991, fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995 were $942.3 million, $898.3 million, $1.140 billion, $1.149 billion, and $1.231 billion, respectively, and are projected to be approximately $1.199 billion for fiscal 1996. The amounts represented do not include debt service on notes issued to finance certain Medicaid-related liabilities, certain debt service contract assistance payment to Massachusetts Bay Transportation Authority ($205.5 million projected in fiscal 1996), the Massachusetts Convention Center ($24.6 million projected in fiscal 1996), the Massachusetts Government Land Bank ($6 million projected in fiscal 1996), the Massachusetts Water Pollution Abatement Trust ($16.6 million projected in fiscal 1996) and grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds ($174.5 million projected in fiscal 1996).

     In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds). This law may be amended or repealed by the legislature. The percentage of total appropriations expended from the budgeted operating funds for debt service (excluding debt service on Fiscal Recovery Bonds) was 5.6%, 5.9% and 5.4%, for fiscal 1994, fiscal 1995 and fiscal 1996, respectively.

     Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels; and Medicaid expenditures which have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.

     As a result of comprehensive legislation approved in January, 1988, the Commonwealth is required, beginning in fiscal 1989 to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 40 years. The funding schedule must provide for annual payments in each of the ten years ending fiscal 1998 which are at least equal to the total estimated pay-as-you-go pension costs in each year. As a result of this requirement, the funding requirements for fiscal 1996, 1997 and 1998 are estimates to be increased to approximately $1.007 billion, $1.061 billion and $1.128 billion, respectively.

     Litigation. The Commonwealth is engaged in various lawsuits involving environmental and related laws, including an action brought on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. The MWRA, successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan for the construction of the treatment facilities necessary to achieve compliance with federal requirements. Under the Clean Water Act, the Commonwealth may be liable for costs of compliance in these or any other Clean Water cases if the MWRA or a municipality is prevented from raising revenues necessary to comply with a judgment. The MWRA currently projects that the total cost of construction of the treatment facilities required under the court's order is approximately $3.562 billion in current dollars, with approximately $840 billion to be spent on or after December 31, 1995. On October 18, 1995, the court entered an order which reduced the MWRA's obligation to build certain additional secondary treatment facilities, which is estimated by the MWRA will save ratepayers approximately $165 million.

     The Department of Public Welfare has been sued for the alleged unlawful denial of personal care attendant services to certain disabled Medicaid recipients. The Superior Court has denied the plaintiff's motion for preliminary injunction and class certification. If the plaintiffs were to prevail on their claims and the Commonwealth were required to provide all of the services sought by the plaintiffs to all similarly situated persons, it would substantially increase the annual cost to the Commonwealth. The Department of Public Welfare currently estimates this increase to be as much as $200 million per year.

     There are also actions pending in which recipients of human services benefits, such as welfare recipients, the mentally retarded, the elderly, the handicapped, children, residents of state hospitals and inmates of corrections institutions, seek expanded levels of services and benefits and in which providers of services to such recipients challenge the rates at which they are reimbursed by the Commonwealth. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

     In 1995, the Spaulding Rehabilitation Hospital ("Spaulding") filed an action to enforce an agreement to acquire its property by eminent domain in connection with the Central Artery/Third Harbor Tunnel Project. If successful, Spaulding could recover the fair market value of its property in addition to its relocation costs with respect to its personal property. Spaulding has signed interrogatories indicating that it believes that the property is worth more than $60 million.

     The Commonwealth faces an additional potential liability of approximately $40 million in connection with a taking by the Massachusetts Highway Department related to the relocation of Northern Avenue in Boston.

     In addition there are several tax matters in litigation which could result in significant refunds to taxpayers if decisions unfavorable to the Commonwealth are rendered. In Commissioner of Revenue v. BayBank Middlesex, the Commonwealth appealed an Appellate Tax Board ruling that granted abatements to 12 Massachusetts banks for tax years 1984 to 1990. The Appellate Tax Board decision held that the measure of bank excise tax did not include certain income from tax exempt obligations. On January 24, 1996, the Supreme Judicial Court affirmed the Appellate Tax Board's decision. The potential liability is approximately $55 million, including similarly situated banks and tax years after 1990. Approximately $70 million in taxes and interest are at issue in several other cases are pending.

     A variety of other civil suits pending against the Commonwealth may also affect its future liabilities. These include challenges to the Commonwealth's allocation of school aid under Section 9C of Chapter 29 of the General Laws. No prediction is possible as to the ultimate outcome of these proceedings.

     On March 22, 1995, the Supreme Judicial Court held in Perini Corporation v. Commission of Revenues that certain deductions from the net worth measure of the Massachusetts corporate excise tax violate the Commerce Clause of the United States Constitution. On April 30, 1996, the Supreme Judicial Court entered a partial final judgment implementing its decision for tax years ending prior to January 1, 1995. The Department of Revenue estimates that tax revenues in the amount of $40 million to $55 million may be abated as a result of the partial final judgment. On May 13, 1996, the Court entered an order for judgment and memorandum concerning relief for tax years ending on or after January 1, 1996. The Department of Revenue is estimating the fiscal impact of that ruling.

     Many factors, in addition to those cited above, do or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

     Expenditure and Tax Limitation Measures. Limits have been established on state tax revenues by legislation approved by the Governor on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The legislation passed by an initiative petition established a state tax revenue growth limit for each fiscal year. Any excess in state tax revenue collections over the prescribed limit is to be applied as a proportional credit against the personal income tax liability of all taxpayers in the Commonwealth. The legislation passed by the October 1986 legislation established a state tax revenue growth limit for each fiscal year using a different measure. Tax revenues in fiscal 1991 through fiscal 1995 were lower than the limit set by the limitations and the Executive Office for Administration and Finance currently estimates that same tax revenues in fiscal 1996 will not teach the limit imposed by either of these statutes.

     In November 1980, voters approved Proposition 2 1/2, a statewide limitation initiative, to constrain levels of property taxation and to limit the certain charges and fees imposed on cities and towns. Under the terms of Proposition
2 1/2, the increase in the property tax levy is limited to the lesser of: 1) 2.5% over the previous year's levy plus any growth in the tax base attributable to certain new construction and 2) 2.5% of the full and fair cash value of the real estate and personal property therein. Proposition 2 1/2 does permit communities, with voter approval, to assess taxes in excess of its levy limit for certain reasons, including payment of specified debt service costs. Legislation has also been enacted providing for certain local option taxes. A voter initiative petition approved at the statewide general election in November, 1990 regulates the distribution of Local Aid of no less than 40% of collections from individual income taxes, sales and use taxes, corporate excise taxes, and the balance of the state lottery fund to cities and towns. Local Aid payments expressly remain subject to annual appropriation, and fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995 appropriations for Local Aid did not meet, and fiscal 1996 appropriations for Local Aid do not meet, the levels set forth in the initiative law.

     Estate Tax Revisions. The fiscal 1993 budget included legislation which gradually phases out the current Massachusetts estate tax and replaces it with a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for state taxes allowed for federal estate tax purposes. The estate tax is phased out by means of annual increases in the basic exemption from the original $200,000 level. The exemption is increased to $300,000 for 1993, $400,000 for 1994, $500,000 for 1995 and $600,000 for 1996. In addition, the legislation includes a full marital deduction starting July 1, 1994. The marital deduction had been limited to 50% of the Massachusetts adjusted gross estate. The static fiscal impact of the phase out of the estate tax was estimated to be approximately $24.8 million in fiscal 1994 and approximately $72.5 million in fiscal 1995.

     Other Issuers of Massachusetts Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Obligations.

HEDGING AND OTHER DEFENSIVE ACTIONS

     Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

     No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

     Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

TEMPORARY INVESTMENTS

     The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

     The Funds may invest in the following federally tax-exempt temporary investments:

     Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

     Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

     While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

     The Funds may also invest in the following taxable temporary investments:

     U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

     -- Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

     -- Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

     -- Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

     U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

     Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

     Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

     Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

     Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

                                   MANAGEMENT

     The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                           POSITIONS AND                         PRINCIPAL OCCUPATIONS
       NAME AND ADDRESS          AGE    OFFICES WITH TRUST                       DURING PAST FIVE YEARS
       ----------------          ---    ------------------                       ----------------------
Timothy R. Schwertfeger*.......  48    Chairman and Trustee   Chairman since July 1, 1996 of The John Company, John Nuveen
  333 West Wacker Drive                                       & Co. Incorporated, Nuveen Advisory Corp. and Nuveen
  Chicago, IL 60606                                           Institutional Advisory Corp.; prior thereto Executive Vice
                                                              President and Director of The John Nuveen Company (since
                                                              March 1992), John Nuveen & Co. Incorporated, Nuveen Advisory
                                                              Corp. (since October 1992) and Nuveen Institutional Advisory
                                                              Corp. (since October 1992).
Anthony T. Dean*...............  52    President and Trustee  President since July 1, 1996 of The John Nuveen Company,
  333 West Wacker Drive                                       John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
  Chicago, IL 60606                                           Nuveen Institutional Advisory Corp.; prior thereto,
                                                              Executive Vice President and Director of The John Nuveen
                                                              Company (since March 1992), John Nuveen & Co. Incorporated,
                                                              Nuveen Advisory Corp. (since October 1992) and Nuveen
                                                              Institutional Advisory Corp. (since October 1992).
Robert P. Bremner..............  56    Trustee                Private Investor and Management Consultant.
  3725 Huntington Street, N.W.
  Washington, D.C. 20015
Lawrence H. Brown..............  62    Trustee                Retired (August 1989) as Senior Vice President of The
  201 Michigan Avenue                                         Northern Trust Company.
  Highwood, IL 60040
Anne E. Impellizzeri...........  64    Trustee                President and Chief Executive Officer of Blanton-Peale
  3 West 29th Street                                          Institute of Religion and Health.
  New York, NY 10001
Margaret K. Rosenheim..........  70    Trustee                Helen Ross Professor of Social Welfare Policy, School of
  969 East 60th Street                                        Social Service Administration, University of Chicago.
  Chicago, IL 60637
Peter R. Sawers................  64    Trustee                Adjunct Professor of Business and Economics, University of
  22 The Landmark                                             Dubuque, Iowa; Adjunct Professor, Lake Forest Graduate
  Northfield, IL 60093                                        School of Management, Lake Forest, Illinois; Chartered
                                                              Financial Analyst; Certified Management Consultant.
William J. Schneider...........  52    Trustee                Senior Partner, Miller-Valentine Partners, Vice President,
  4000 Miller-Valentine Ct.                                   Miller- Valentine Realty, Inc.
  P.O. Box 744
  Dayton, OH 45401
Bruce P. Bedford...............  57    Executive Vice         Executive Vice President of John Nuveen & Co. Incorporated,
  333 West Wacker Drive                President              Nuveen Advisory Corp. and Nuveen Institutional Advisory
  Chicago, IL 60606                                           Corp. (since January 1997); prior thereto, Chairman and CEO of Flagship Resources Inc. and Flagship Financial Inc. and
                                                              the Flagship funds (since January 1986).
Michael S. Davern..............  39    Vice President         Vice President of Nuveen Advisory Corp. (since January
  One South Main Street                                       1997); prior thereto, Vice President and Portfolio Manager
  Dayton, OH 45402                                            (since September 1991) of Flagship Financial.
William M. Fitzgerald..........  33    Vice President         Vice President of Nuveen Advisory Corp. (since December
  333 West Wacker Drive                                       1995); Assistant Vice President of Nuveen Advisory Corp.
  Chicago, IL 60606                                           (from September 1992 to December 1995), prior thereto
                                                              Assistant Portfolio Manager of Nuveen Advisory Corp. (from
                                                              June 1988 to September 1992).
Kathleen M. Flanagan...........  50    Vice President         Vice President of John Nuveen & Co. Incorporated, Vice
  333 West Wacker Drive                                       President of Nuveen Advisory Corp. and Nuveen Institutional
  Chicago, IL 60606                                           Advisory Corp. (since June 1996).
J. Thomas Futrell..............  41    Vice President         Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive
  Chicago, IL 60606
Richard A. Huber...............  34    Vice President         Vice President of Nuveen Advisory Corp. (since January
  One South Main Street                                       1997); prior thereto, Vice President and Portfolio Manager
  Dayton, OH 45402                                            (since August 1985) of Flagship Financial.
Steven J. Krupa................  39    Vice President         Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive
  Chicago, IL 60606

                                           POSITIONS AND                         PRINCIPAL OCCUPATIONS
       NAME AND ADDRESS          AGE    OFFICES WITH TRUST                       DURING PAST FIVE YEARS
       ----------------          ---    ------------------                       ----------------------
Anna R. Kucinskis..............  51    Vice President         Vice President of John Nuveen & Co. Incorporated.
  333 West Wacker Drive
  Chicago, IL 60606
Larry W. Martin................  45    Vice President and     Vice President (since September 1992), and Assistant
  333 West Wacker Drive                Assistant Secretary    Secretary and Assistant General Counsel of John Nuveen & Co.
  Chicago, IL 60606                                           Incorporated; Vice President (since May 1993) and Assistant
                                                              Secretary of Nuveen Advisory Corp.; Vice President (since
                                                              May 1993) and Assistant Secretary of Nuveen Institutional
                                                              Advisory Corp.; Assistant Secretary of The John Nuveen
                                                              Company (since February 1993).
Edward F. Neild, IV............  31    Vice President         Vice President (since September 1996), previously Assistant
  One South Main Street                                       Vice President (since December 1993) of Nuveen Advisory
  Dayton, OH 45402                                            Corp., portfolio manager prior thereto (since January 1992);
                                                              Vice President (since September 1996), previously Assistant
                                                              Vice President (since May 1995) of Nuveen Institutional
                                                              Advisory Corp., portfolio manager prior thereto.
Walter K. Parker...............  48    Vice President         Vice President of Nuveen Advisory Corp. (since January
  One South Main Street                                       1997); prior thereto, Vice President and Portfolio Manager
  Dayton, OH 45402                                            (since July 1994) of Flagship Financial; Portfolio Manager and CIO Trust Investor (between 1983 and June 1994) for PNC
                                                              Bank.
O. Walter Renfftlen............  57    Vice President and     Vice President and Controller of the John Nuveen Company,
  333 West Wacker Drive                Controller             John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
  Chicago, IL 60606                                           Nuveen Institutional Advisory Corp.
Thomas C. Spalding, Jr.........  45    Vice President         Vice President of Nuveen Advisory Corp. and Nuveen
  333 West Wacker Drive                                       Institutional Advisory Corp.; Chartered Financial Analyst.
  Chicago, IL 60606
H. William Stabenow............  62    Vice President and     Vice President and Treasurer of the John Nuveen Company,
  333 West Wacker Drive                Treasurer              John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
  Chicago, IL 60606                                           Nuveen Institutional Advisory Corp.
Jan E. Terbrueggen.............  41    Vice President         Vice President of Nuveen Advisory Corp. (since January
  One South Main Street                                       1997); prior thereto, Vice President and Portfolio Manager
  Dayton, OH 45402                                            of Flagship Financial.
Gifford R. Zimmerman...........  40    Vice President and     Vice President (since September 1992), Assistant Secretary
  333 West Wacker Drive                Assistant Secretary    and Assistant General Counsel of John Nuveen & Co.
  Chicago, IL 60606                                           Incorporated; Vice President (since May 1993) and Assistant
                                                              Secretary of Nuveen Advisory Corp.; Vice President (since
                                                              May 1993) and Assistant Secretary of Nuveen Institutional
                                                              Advisory Corp.

     Anthony Dean, Margaret Rosenheim and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The trustees of the Trust are also directors or trustees, as the case may be, of 42 other Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

     The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended February 28, 1997. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                AGGREGATE
                                                               COMPENSATION     TOTAL COMPENSATION
                                                                 FROM THE           FROM TRUST
                                                                  SERIES         AND FUND COMPLEX
                      NAME OF TRUSTEE                         OF THIS TRUST      PAID TO TRUSTEES
                      ---------------                         --------------    -------------------
Robert P. Bremner...........................................      $  880(1)           $12,250(1)
Lawrence H. Brown...........................................      $3,497              $59,000
Anne E. Impellizzeri........................................      $3,497              $59,000
Margaret K. Rosenheim.......................................      $4,388(2)           $66,815(3)
Peter R. Sawers.............................................      $3,497              $59,000
William S. Schneider........................................      $  952(1)           $13,250(1)

---------------
(1) Received as a trustee of the Flagship Funds, for the period June 1, 1996 to January 1, 1997.

(2) Includes $337 in interest accrued on deferred compensation from prior years.

(3) Includes $1,565 in interest accrued on deferred compensation from prior years.

     Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

     The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

     The following table sets forth the percentage ownership of each person, who, as of June 3, 1997, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                                                         PERCENTAGE OF
             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER                     OWNERSHIP
             ----------------------                          -------------------------                   -------------
Nuveen New York Insured Municipal Bond Fund
  Class A Shares................................  BHC Securities Inc.                                        15.30
                                                  FAO 70015729
                                                    Attn: Mutual Funds
                                                    One Commerce Square
                                                    2005 Market Street
                                                    Suite 1200
                                                    Philadelphia, PA 19103N
Nuveen New York Insured Municipal Bond Fund
  Class C Shares................................  Donaldson Lufkin Jenrette                                  16.77
                                                  Securities Corporation Inc.
                                                  PO Box 2052
                                                    Jersey City, NJ 07303-9998
                                                  PaineWebber for the Benefit of                             10.55
                                                  Morgan F Kelly
                                                  Rose Moran-Kelly JT TEN
                                                    19 Honeyhollow Road
                                                    Queensbury, NV 12804-9117
                                                  Prudential Securities FBO                                   8.11
                                                  Laurie D Wax Ttee, Irrevocable
                                                    Trust of 1995 UA JTD 05/02/95,
                                                    FBO Laurie D Wax
                                                    Via Di Monteronald, 14 6N
                                                  Ruth Preston & Sara P. Costello &                           7.96
                                                  Patricia N. Kohl
                                                  JT TEN WROS NOT TC
                                                    2 Middleton Rd.
                                                    Greenport, NY 11944-1115
                                                  Debra Arizzi                                                7.90
                                                  9725 92nd St
                                                    Ozone Park, NY 11416-2214
Nuveen New York Insured Municipal Bond Fund
  Class R Shares................................  BHC Securities Inc.                                        23.96
                                                  FAO 70001770
                                                    Attn: Mutual Funds
                                                    One Commerce Square
                                                    2005 Market Street
                                                    Suite 1200
                                                    Philadelphia, PA 19103
Nuveen Flagship New Jersey Municipal Bond Fund
  Class A Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      13.93
                                                  for the sole benefit of its customers
                                                    Attn Fund Administration
                                                    4800 Deer Lake Dr E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship New Jersey Municipal Bond Fund
  Class C Shares................................  William G. Osborne                                         20.12
                                                  Aurachem Corp.
                                                  South 3R & Somerset St.
                                                    PO Box 471
                                                    Harrison, NJ 07029-0471
                                                  Alvin H. Frankel Agent for                                  7.32
                                                  Louise I. Grill
                                                  U/POA DTD Jun 17 94
                                                    601 Haddon Ave
                                                    Collingswood, NJ 08108-3703
                                                  Donaldson Lufkin Jenrette                                   5.33
                                                  Securities Corporation Inc
                                                  PO Box 2052
                                                    Jersey City, NJ 07303-9998
Nuveen Flagship New Jersey Intermediate
  Municipal Bond Fund
  Class A Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      22.65
                                                  for the sole benefit of its customers
                                                  Attn Fund Administration
                                                    4800 Deer Lake Dr E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen California Municipal Bond Fund
  Class C Shares................................  NFSC FEBO # OFP-002135                                     18.87
                                                  Michele Chiapella
                                                  103 Northwood Commons
                                                    Chico, CA 95926

                                                                                                         PERCENTAGE OF
             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER                     OWNERSHIP
             ----------------------                          -------------------------                   -------------
                                                  Thomas K. Larson & Melanie P. Larson                        9.83
                                                  JT TEN WROS NOT TC
                                                    142 Via Novella
                                                    Aptos, CA 95003-5841
                                                  Paul R. Hoeber                                              9.62
                                                  611 Bay St. Apt. 4
                                                    San Francisco, CA 94133-1619
                                                  Charlotte H. Feo Tr                                         9.50
                                                  UA DEC 06 79
                                                    Charlotte H. Feo Family Trust
                                                    530 Galleon Way
                                                    Seal Beach, CA 90740-5939
                                                  John C. MacGregor-Scott Tr                                  9.24
                                                  UA JUN 22 87
                                                    MacGregor-Scott Rev Fam Trust
                                                    720 W Camino Real Ave.
                                                    Arcadia, CA 91007-7839
                                                  David Neil Daniels & Judy Curry Daniels Trs                 5.05
                                                  UA JAN 13 94
                                                    Daniels Revocable Trust
                                                    305 Tioga Ct
                                                    Palo Alto, CA 94306-4543
Nuveen California Municipal Bond Fund
  Class A Shares................................  J. Andrew Kitzman & Hazel Lloyd Kitzman COTR                9.62
                                                  UA JUL 02 82
                                                    Kitzman Family Trust
                                                    10558 Grandview Dr., #4063
                                                    La Mesa, CA 91941-6905
Nuveen California Municipal Bond Fund
  Class R Shares................................  Smith Barney Shearson                                       5.16
                                                  00119601999
                                                    388 Greenwich Street
                                                    New York, NY 10013
Nuveen California Insured Municipal Bond Fund
  Class A Shares................................  John Hancock Clearing Corp                                  5.29
                                                  1 World Financial Center
                                                    200 Liberty St.
                                                    New York, NY 10281-1003
Nuveen California Insured Municipal Bonds Funds
  Class C Shares................................  NFSC FEBO #042-626996                                      30.08
                                                  Fleming Trust
                                                  William E. Fleming
                                                  U/A 04/20/93
                                                    7057 Blackhawk Rd P.O. Box 908
                                                    Forest Hill, CA 95631
                                                  Mildred H. Hachtowski TR                                    9.99
                                                  UA Sep 14 95
                                                  Hachtowski Family Trust
                                                  3045 Rita Ct
                                                    Napa, CA 94558-3317
                                                  BA Investment Services Inc.                                 7.54
                                                  FBO 406912971
                                                    189 Berry St.
                                                    3rd Floor #2640
                                                    San Francisco CA 94104
                                                  Prudential Securities FBO                                   5.60
                                                  Alan R Josefsberg &
                                                  Vickie Josefsberg Jt Ten
                                                  2700 N. Cahuenga Blvd. East
                                                    Unit 1301
                                                    Hollywood, CA 90068-2139
Nuveen Flagship Connecticut Municipal Bond Fund
  Class A Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      25.48
                                                  for the sole benefit of its customers
                                                  Attn: Fund Administration
                                                    4800 Deer Lake Dr E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut Municipal Bond Fund
  Class B Shares................................  John H. Germain TR.                                        33.97
                                                  Isabel Germain Trust
                                                  U/A DTD 10-16-95
                                                    96 Four Mile Rd.
                                                    West Hartford, CT 06107-2703
                                                  PaineWebber FBO                                            23.39
                                                  Josephine F. Smith
                                                  57 Arnold Way
                                                    West Hartford, CT 06119-1207

                                                                                                         PERCENTAGE OF
             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER                     OWNERSHIP
             ----------------------                          -------------------------                   -------------
                                                  US Clearing Corp.                                          12.40
                                                  FBO 952-13798-L9
                                                    26 Broadway
                                                    New York, NY 10004-1798
                                                  Sidney Fagan & Lois Fagan JT Ten                            8.75
                                                  856 East Broadway
                                                    Milford, CT 06460-6217
                                                  Smith Barney Inc.                                           8.20
                                                  00136200806
                                                    388 Greenwich Street
                                                    New York, NY 10013-2375
Nuveen Flagship Connecticut Municipal Bond Fund
  Class C Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      35.18
                                                  for the sole benefit of its customers
                                                  Attn: Fund Administration
                                                    4800 Deer Lake Dr E Fl 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut Municipal Bond Fund
  Class R Shares................................  Smith Barney Inc.                                          99.85
                                                  00138430250
                                                    388 Greenwich Street
                                                    New York, NY 10013-2375
Nuveen Massachusetts Municipal Bond Fund
  Class A Shares................................  NFSC FEBO #006-166235                                       9.18
                                                    Richard J. and Joy S. Gilbert TR
                                                    Joanne G. Arnold TTEE
                                                      c/o Richard J. Gilbert
                                                      20 Winchester Drive
                                                      Lexington, MA 02173
                                                  Donaldson Lufkin Jenrette                                   6.00
                                                  Securities Corporation Inc.
                                                  P.O. Box 2052
                                                    Jersey City, NJ 07303-9998
                                                  Smith Barney Inc.                                           5.77
                                                  00162105158
                                                    388 Greenwich Street
                                                    New York, New York 10013
Nuveen Massachusetts Municipal Bond Fund
  Class C Shares................................  Hudson L. Matson                                           26.86
                                                  39 Griggs Rd.
                                                    Sutton, MA 01590-1015
                                                  Richard Doucette                                            6.55
                                                  363 Farrwood Dr.
                                                    Bradford, MA 01835-8400
                                                    Wheat First FBO A/C 2591-6003
                                                  Jane W. Curran                                              5.96
                                                  4 Lawler Dr.
                                                    Easthampton, MA 01027-9715
                                                  Mary H. Melville                                            5.72
                                                  4 Paul Revere Rd.
                                                    Worcester MA 01609-1210
                                                  Charles G. Allen, Jr. Tr.                                   5.34
                                                  UA MAR 05 54
                                                    UW Flora A. Generess
                                                    FBO Charles G. Allen Jr. Et al
                                                    221 James St. #65
                                                    Barre, MA 01005-8805
                                                  Emily Pelczarski Cust                                       5.31
                                                  FBO Brian Pelczarski
                                                    Unif Trans Min Act MA
                                                    8 Coram St
                                                    Taunton, MA 02780-2512
                                                  Emily Pelczarski Cust                                       5.26
                                                  FBO Laurie Pelczarski
                                                    Unif Trans Min Act MA
                                                    8 Coram St
                                                    Taunton, MA 02780-2512
                                                  Irene J. Majko                                              5.22
                                                  134 Brook St
                                                    Wellesley, MA 02181-6630
Nuveen Massachusetts Insured Municipal Bond Fund
  Class A Shares................................  Gerald W. Mahoney & Elaine Mahoney Tr                       8.20
                                                  UA 10/05/94
                                                    Mahoney Rev. Trust
                                                    162 Oakland St.
                                                    Fall River, MA 02720-6114

                                                                                                         PERCENTAGE OF
             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER                     OWNERSHIP
             ----------------------                          -------------------------                   -------------
Nuveen Massachusetts Insured Municipal Bond Fund
  Class C Shares................................  Raymond James & Assoc Inc.                                 16.57
                                                  for Elite Acct # 50099466
                                                  FAO George A. D'Auteuil Sr. &
                                                    Pauline T. D'Auteuil JT/WROS
                                                    9 Church St.
                                                    Millbury, MA 01527-3134
                                                  Ruth Biller                                                16.26
                                                  51 Oak Rd.
                                                    Canton, MA 02021-2625
                                                  John Sullivan                                              14.60
                                                  6 Margaret St.
                                                    Boston, MA 02113-2523
                                                  Rose E. Frisch                                             14.25
                                                  3 Hillside Pl.
                                                    Cambridge, MA 02140-3617
                                                  PaineWebber for the Benefit of                              5.97
                                                  John J. Brodbine TTEE
                                                    Ralph L. Cunningham Trust
                                                    DTD 4/27/89
                                                    27 School St
                                                    Boston, MA 02108-4303
                                                  Magdalene S. Kapuscienski &                                 5.21
                                                  Gene S. Kapuscienski
                                                  JT TEN WROS NOT TC
                                                    15 D Country Club Lane
                                                    Milford, MA 01757
Nuveen Massachusetts Insured Municipal Bond Fund
  Class R Shares................................  NFSC FEBO # 006-133914                                      5.10
                                                    Robert L. Varney
                                                    Janet N. Varney
                                                    9 Almira Rd
                                                    South Yarmouth, MA 02664

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

     Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

     Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

                                                                MANAGEMENT
             AVERAGE DAILY NET ASSET VALUE FEE                      FEE
             ---------------------------------                  ----------
For the first $125 million..................................    .5500 of 1%
For the next $125 million...................................    .5375 of 1%
For the next $250 million...................................    .5250 of 1%
For the next $500 million...................................    .5125 of 1%
For the next $1 billion.....................................    .5000 of 1%
For assets over $2 billion..................................    .4750 of 1%

     Nuveen Advisory has agreed to waive all or a portion of its management fee or reimburse certain expenses of the California, California Insured, Massachusetts, Massachusetts Insured, New York and New York Insured Municipal Bond Funds in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 (.975 for insured Funds) of 1% of average daily net asset value of any class of shares of those Funds.

     Nuveen Advisory has voluntarily agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) for the year ended July 31, 1997 from exceeding 0.75% of average daily net assets of the New Jersey Fund. For the New Jersey, New Jersey Intermediate, Connecticut, and New York Funds, Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices.

     For the last three fiscal years, the New Jersey Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                                                      MANAGEMENT FEES NET OF EXPENSE               FEE WAIVERS AND EXPENSE
                                                       REIMBURSEMENT PAID TO NUVEEN                     REIMBURSEMENTS
                                                       ADVISORY FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                   ------------------------------------      ------------------------------------
                                                   1/31/95       1/31/96       2/28/97*      1/31/95       1/31/96       2/28/97*
                                                   -------       -------       --------      -------       -------       --------
New Jersey Municipal Bond Fund.................    $156,717      $152,929      $249,860      $ 54,105      $115,121      $105,204

---------------
* For the thirteen month period ended February 28, 1997.

     For the last three fiscal years, the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                                                      MANAGEMENT FEES NET OF EXPENSE                     FEE WAIVERS AND
                                                       REIMBURSEMENT PAID TO NUVEEN                  EXPENSE REIMBURSEMENTS
                                                       ADVISORY FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                ------------------------------------------      ---------------------------------
                                                 2/28/95         2/29/96         2/28/97        2/28/95      2/29/96      2/28/97
                                                ----------      ----------      ----------      -------      -------      -------
New York Municipal Bond Fund................    $  786,847      $  852,809      $  921,217      $4,556      $29,700       $40,876
New York Insured Municipal Bond Fund........     1,921,472       1,940,010       1,932,218       1,767            0            --
California Municipal Bond Fund..............     1,123,360       1,199,571       1,249,684       3,483        3,302            --
California Insured Municipal Bond Fund......     1,073,336       1,156,993       1,205,656       2,697        1,695            --
Massachusetts Municipal Bond Fund...........       370,394         366,859         430,684      17,319       59,879        13,780
Massachusetts Insured Municipal Bond Fund...       302,241         346,952         356,539       1,148          788            --

     For the last three fiscal years, the New Jersey Intermediate Municipal Bond Fund and the Connecticut Municipal Bond Fund paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on 2/1/97, to Nuveen Advisory, as follows:

                                                      MANAGEMENT FEES NET OF EXPENSE                   FEE WAIVERS AND
                                                      REIMBURSEMENT PAID TO FLAGSHIP                EXPENSE REIMBURSEMENTS
                                                       FINANCIAL FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                   ------------------------------------      ------------------------------------
                                                   5/31/95       5/31/96       2/28/97*      5/31/95       5/31/96       2/28/97*
                                                   --------      --------      --------      --------      --------      --------
New Jersey Intermediate Municipal Bond Fund....    $      0      $      0      $     0       $ 45,333      $101,996      $ 71,304
Connecticut Municipal Bond Fund................     396,094       421,811      440,411        615,631       636,447       367,429

---------------
* For the nine month period ended February 28, 1997.

     In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

     Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $36 billion in tax-exempt securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

     Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

     The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

                             PORTFOLIO TRANSACTIONS

     Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

     The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

     Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

     As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of those Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

     In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

     The following discussion of federal income tax matters is based upon the advice of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Trust.

     Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months:
(i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of longterm capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

     Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

     Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was taxexempt during the period covered by the distribution.

     If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert longterm capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

     Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

     The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

     In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

     If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

     Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

     Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

     In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

     Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

     The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

     The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

NEW YORK

     The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

     The following is based on the assumptions that the New York Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause New York Funds' distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New York Funds' shareholders.

     The New York Funds will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City. If they are subject to such taxes, they do not expect to pay a material amount of either tax.

     Distributions by the New York Funds that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. Distributions by the New York Funds that are attributable to interest on obligations of the United States or its instrumentalities. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

     All distributions from the New York Funds, regardless of source, will increase the taxable base of shareholders subject to the New York State franchise tax or the New York City general corporation tax.

     Gain from the sale, exchange, or other disposition of shares of the New York Funds will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

     Shares of the New York Funds may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

NEW JERSEY

     The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Funds.

     The following is based on the assumptions that the New Jersey Funds will qualify under Subchapter M of the Code as regulated investment companies and under New Jersey law as qualified investment funds, that they will satisfy the conditions which will cause New Jersey Funds' distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Funds' shareholders.

     The New Jersey Funds will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if they have a sufficient nexus with New Jersey. If they are subject to either tax, the New Jersey Funds do not expect to pay a material amount of either tax.

     Distributions by the New Jersey Funds that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

     All distributions from the New Jersey Funds, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

     Gain on the sale, exchange, or other disposition of shares of the New Jersey Funds will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.

     Shares of the New Jersey Funds may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning New Jersey state and local tax matters.

CALIFORNIA

     The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the California Funds.

     The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds' shareholders.

     The California Funds will not be subject to the California corporate franchise tax. The California Funds will be subject to the California corporate income tax only if they have a sufficient nexus with California. If they are subject to the California corporate income tax, the California Funds do not expect to pay a material amount of such tax.

     Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains, will be subject to the California personal income tax.

     All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

     Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

     Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

CONNECTICUT

     The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

     The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund's shareholders.

     The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

     Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

     All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for a portion of Connecticut Fund distributions received.

     Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

     Shares of the Connecticut Fund may be subject to the Connecticut succession tax, the Connecticut transfer tax, and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning Connecticut and local tax matters.

MASSACHUSETTS

     The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds' transactions.

     The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds' shareholders.

     The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

     Distributions by the Massachusetts Funds that are attributable to interest on or gain from the sale or exchange of any obligation of Massachusetts and its political subdivisions, agencies and instrumentalities or to interest on obligations of the United States and its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

     Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts corporate excise tax.

     Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will be subject to the Massachusetts personal income and corporate excise tax.

     Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning Massachusetts state and local tax matters.

                            PERFORMANCE INFORMATION

     The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

     In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                          Yield = 2 [(a-b +1) 6 - 1]
                                      ---
                                      cd


     In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

     In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

     Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

     The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column. None of the Funds had Class B Shares outstanding for the 30-day period ending on February 28, 1997.

                                                                       COMBINED
                                                                        FEDERAL      TAXABLE
                                                                       AND STATE    EQUIVALENT
                  AS OF FEBRUARY 28, 1997                     YIELD    TAX RATE*      YIELD
                  -----------------------                     -----    ---------    ----------
New Jersey Municipal Bond Fund
  Class A Shares............................................  4.61%      43.5%        8.16%
  Class B Shares............................................    N/A      43.5%          N/A
  Class C Shares............................................  4.07%      43.5%        7.20%
  Class R Shares............................................  5.08%      43.5%        8.99%
New York Municipal Bond Fund**
  Class A Shares............................................  4.41%      43.5%        7.81%
  Class B Shares............................................    N/A      43.5%          N/A
  Class C Shares............................................  3.86%      43.5%        6.83%
  Class R Shares............................................  4.86%      43.5%        8.60%
New York Insured Municipal Bond Fund**
  Class A Shares............................................  4.19%      43.5%        7.42%
  Class B Shares............................................    N/A      43.5%          N/A
  Class C Shares............................................  3.80%      43.5%        6.73%
  Class R Shares............................................  4.58%      43.5%        8.11%
California Municipal Bond Fund
  Class A Shares............................................  4.35%      45.0%        7.91%
  Class B Shares............................................    N/A      45.0%          N/A
  Class C Shares............................................  3.97%      45.0%        7.22%
  Class R Shares............................................  4.74%      45.0%        8.62%

                                                                       COMBINED
                                                                        FEDERAL      TAXABLE
                                                                       AND STATE    EQUIVALENT
                  AS OF FEBRUARY 28, 1997                     YIELD    TAX RATE*      YIELD
                  -----------------------                     -----    ---------    ----------
California Insured Municipal Bond Fund
  Class A Shares............................................  4.26%      45.0%        7.75%
  Class B Shares............................................    N/A      45.0%          N/A
  Class C Shares............................................  3.88%      45.0%        7.05%
  Class R Shares............................................  4.65%      45.0%        8.45%
Massachusetts Municipal Bond Fund
  Class A Shares............................................  4.33%      47.0%        8.17%
  Class B Shares............................................    N/A      47.0%          N/A
  Class C Shares............................................  3.96%      47.0%        7.47%
  Class R Shares............................................  4.73%      47.0%        8.92%
Massachusetts Insured Municipal Bond Fund
  Class A Shares............................................  3.99%      47.0%        7.53%
  Class B Shares............................................    N/A      47.0%          N/A
  Class C Shares............................................  3.60%      47.0%        6.79%
  Class R Shares............................................  4.37%      47.0%        8.25%
New Jersey Intermediate Municipal Bond Fund
  Class A Shares............................................  4.33%      43.5%        7.66%
  Class C Shares............................................    N/A      43.5%          N/A
  Class R Shares............................................    N/A      43.5%          N/A
Connecticut Municipal Bond Fund
  Class A Shares............................................  4.61%      42.5%        8.02%
  Class B Shares............................................    N/A      42.5%          N/A
  Class C Shares............................................  4.27%      42.5%        7.43%
  Class R Shares............................................    N/A      42.5%          N/A

---------------
 * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

** Reflects a combined federal, state and New York City tax rate.

     For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

     The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

     The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20%, were as follows:

                                                                           FEBRUARY 28, 1997
                                                                           DISTRIBUTION RATES
                                                                ----------------------------------------
                                                                CLASS A    CLASS B    CLASS C    CLASS R
                                                                -------    -------    -------    -------
New Jersey Municipal Bond Fund..............................     5.21%      4.69%      4.89%      5.64%
New York Municipal Bond Fund................................     5.16%      4.64%      4.84%      5.58%
New York Insured Municipal Bond Fund........................     4.76%      4.23%      4.41%      5.15%
California Municipal Bond Fund..............................     4.95%        N/A      4.59%      5.37%
California Insured Municipal Bond Fund......................     4.83%        N/A      4.46%      5.22%
Massachusetts Municipal Bond Fund...........................     4.94%        N/A      4.64%      5.35%
Massachusetts Insured Municipal Bond Fund...................     4.82%        N/A      4.46%      5.20%
New Jersey Intermediate Bond Fund...........................     4.76%        N/A        N/A        N/A
Connecticut Municipal Bond Fund.............................     5.09%      4.57%      4.78%        N/A

     Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

     Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

     The inception dates for each class of the Funds' shares are as follows:

                                                                 INCEPTION DATES
                                                                 ---------------
New Jersey Municipal Bond Fund
  Class A Shares............................................     September 6, 1994
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................     September 6, 1994
  Class R Shares............................................         July 26, 1991
New York Municipal Bond Fund
  Class A Shares............................................     September 6, 1994
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................     September 6, 1994
  Class R Shares............................................     December 10, 1986
New York Insured Municipal Bond Fund
  Class A Shares............................................     September 6, 1994
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................     September 6, 1994
  Class R Shares............................................     December 10, 1986
California Municipal Bond Fund
  Class A Shares............................................     September 6, 1994
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................     September 6, 1994
  Class R Shares............................................          July 1, 1986
California Insured Municipal Bond Fund
  Class A Shares............................................     September 6, 1994
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................     September 6, 1994
  Class R Shares............................................          July 1, 1986
Massachusetts Municipal Bond Fund
  Class A Shares............................................     September 6, 1994
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................     September 6, 1994
  Class R Shares............................................     December 10, 1986
Massachusetts Insured Municipal Bond Fund
  Class A Shares............................................     September 6, 1994
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................     September 6, 1994
  Class R Shares............................................     December 10, 1986
New Jersey Intermediate Municipal Bond Fund
  Class A Shares............................................    September 16, 1992
  Class C Shares............................................      February 1, 1997
  Class R Shares............................................      February 1, 1997
Connecticut Municipal Bond Fund
  Class A Shares............................................         July 13, 1987
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................       October 4, 1993
  Class R Shares............................................      February 1, 1997

     The annual total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, the Massachusetts Insured Municipal Bond Fund, the California Municipal Bond Fund and the California Insured Municipal Bond Fund, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods ended February 28, 1997 and for the period from inception through February 28, 1997, respectively, were as follows:

                                                                               ANNUAL TOTAL RETURN
                                                 --------------------------------------------------------------------------------
                                                                                                                 FROM INCEPTION
                                                  ONE YEAR ENDED      FIVE YEARS ENDED      TEN YEARS ENDED          THROUGH
                                                 FEBRUARY 28, 1997    FEBRUARY 28, 1997    FEBRUARY 28, 1997    FEBRUARY 28, 1997
                                                 -----------------    -----------------    -----------------    -----------------
New York Municipal Bond Fund
  Class A Shares.............................          0.67%                6.40%                6.53%                6.86%
  Class B Shares.............................          0.30%                6.47%                6.43%                6.76%
  Class C Shares.............................          4.31%                6.65%                6.26%                6.58%
  Class R Shares.............................          5.26%                7.63%                7.28%                7.61%
New York Insured Municipal Bond Fund
  Class A Shares.............................         -0.35%                6.03%                6.19%                6.46%
  Class B Shares.............................         -0.79%                6.03%                6.06%                6.33%
  Class C Shares.............................          3.06%                6.17%                5.87%                6.11%
  Class R Shares.............................          4.15%                7.21%                6.91%                7.17%
Massachusetts Municipal Bond Fund
  Class A Shares.............................          0.33%                6.11%                5.97%                5.95%
  Class B Shares.............................          0.04%                6.07%                5.81%                5.79%
  Class C Shares.............................          3.09%                6.18%                5.60%                5.58%
  Class R Shares.............................          4.99%                7.24%                6.66%                6.64%
Massachusetts Insured Municipal Bond Fund
  Class A Shares.............................         -0.35%                5.81%                6.15%                6.10%
  Class B Shares.............................         -0.78%                5.82%                6.01%                5.96%
  Class C Shares.............................          3.17%                5.95%                5.82%                5.76%
  Class R Shares.............................          4.16%                6.99%                6.87%                6.82%
California Municipal Bond Fund
  Class A Shares.............................          0.87%                5.80%                6.12%                6.79%
  Class B Shares.............................          0.67%                5.89%                6.02%                6.66%
  Class C Shares.............................          4.53%                6.00%                5.83%                6.46%
  Class R Shares.............................          5.67%                7.06%                6.88%                7.52%
California Insured Municipal Bond Fund
  Class A Shares.............................          0.18%                6.03%                6.19%                6.64%
  Class B Shares.............................         -0.16%                6.01%                6.03%                6.51%
  Class C Shares.............................          3.99%                6.14%                5.84%                6.27%
  Class R Shares.............................          4.81%                7.18%                6.89%                7.33%

     The annual total return figures for the New Jersey Municipal Bond Fund, the New Jersey Intermediate Bond Fund, and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for Class A Shares, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B Shares, for the one-year and five-year periods (as applicable) ended February 28, 1997, and for the period since inception through February 28, 1997, respectively, were as follows:

                                                                                 ANNUAL TOTAL RETURN
                                                              ---------------------------------------------------------
                                                                  ONE YEAR           FIVE YEARS        FROM INCEPTION
                                                                    ENDED               ENDED              THROUGH
                                                              FEBRUARY 28, 1997   FEBRUARY 28, 1997   FEBRUARY 28, 1997
                                                              -----------------   -----------------   -----------------
New Jersey Municipal Bond Fund
  Class A Shares............................................        0.45%               6.02%                6.02%
  Class B Shares............................................        0.12%               6.04%                6.04%
  Class C Shares............................................        4.18%               6.19%                6.19%
  Class R Shares............................................        5.09%               7.21%                7.21%
New Jersey Intermediate Municipal Bond Fund
  Class A Shares............................................       -0.79%                N/A                 5.47%
  Class C Shares............................................        3.21%                N/A                 6.11%
  Class R Shares............................................        3.56%                N/A                 6.49%
Connecticut Municipal Bond Fund
  Class A Shares............................................        1.04%               6.15%                6.91%
  Class B Shares............................................        0.88%               6.32%                6.90%
  Class C Shares............................................        4.89%               6.43%                6.77%
  Class R Shares............................................        5.46%               7.06%                7.38%

     Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

     The cumulative total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, the Massachusetts Insured Municipal Bond Fund, the California Municipal Bond Fund and the California Insured Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods ended February 28, 1997, and for the period since inception February 28, 1997, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, respectively, were as follows:

                                                                               CUMULATIVE TOTAL RETURN
                                                    -----------------------------------------------------------------------------
                                                     ONE YEAR ENDED     FIVE YEARS ENDED     TEN YEARS ENDED     FROM INCEPTION
                                                    FEBRUARY 28, 1997   FEBRUARY 28, 1997   FEBRUARY 28, 1997   FEBRUARY 28, 1997
                                                    -----------------   -----------------   -----------------   -----------------
New York Municipal Bond Fund
  Class A Shares..................................        0.67%               36.38%              88.24%              96.65%
  Class B Shares..................................        0.30%               36.81%              86.41%              94.76%
  Class C Shares..................................        4.31%               38.00%              83.46%              91.30%
  Class R Shares..................................        5.26%               44.45%             101.88%             111.03%
New York Insured Municipal Bond Fund
  Class A Shares..................................       -0.35%               34.03%              82.39%              89.12%
  Class B Shares..................................       -0.79%               34.04%              80.13%              86.93%
  Class C Shares..................................        3.06%               34.87%              76.83%              83.02%
  Class R Shares..................................        4.15%               41.60%              95.13%             102.46%
Massachusetts Municipal Bond Fund
  Class A Shares..................................        0.33%               34.54%              78.50%              80.22%
  Class B Shares..................................        0.04%               34.24%              75.88%              77.34%
  Class C Shares..................................        3.90%               34.94%              72.50%              73.84%
  Class R Shares..................................        4.99%               41.80%              90.57%              92.53%
Massachusetts Insured Municipal Bond Fund
  Class A Shares..................................       -0.35%               32.62%              81.58%              82.83%
  Class B Shares..................................       -0.78%               32.71%              79.30%              80.29%
  Class C Shares..................................        3.17%               33.47%              76.08%              76.96%
  Class R Shares..................................        4.16%               40.20%              94.40%              95.86%
California Municipal Bond Fund
  Class A Shares..................................        0.87%               32.58%              81.17%             101.55%
  Class B Shares..................................        0.67%               33.13%              79.40%              98.94%
  Class C Shares..................................        4.53%               33.83%              76.16%              95.01%
  Class R Shares..................................        5.67%               40.61%              94.52%             116.76%
California Insured Municipal Bond Fund
  Class A Shares..................................        0.18%               34.04%              82.30%              98.57%
  Class B Shares..................................       -0.16%               33.89%              79.64%              95.98%
  Class C Shares..................................        3.99%               34.68%              76.45%              91.25%
  Class R Shares..................................        4.81%               41.44%              94.78%             112.51%

     The cumulative total return figures for the New Jersey Municipal Bond Fund, the New Jersey Intermediate Municipal Bond Fund and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year and five-year periods (as applicable) ended February 28, 1997, and for the period since inception through February 28, 1997, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                                                               CUMULATIVE TOTAL RETURN
                                                              ---------------------------------------------------------
                                                                                                       FROM INCEPTION
                                                               ONE YEAR ENDED     FIVE YEARS ENDED         THROUGH
                                                              FEBRUARY 28, 1997   FEBRUARY 28, 1997   FEBRUARY 28, 1997
                                                              -----------------   -----------------   -----------------
New Jersey Municipal Bond Fund
  Class A Shares............................................        0.45%               33.92%              33.92%
  Class B Shares............................................        0.12%               34.07%              34.07%
  Class C Shares............................................        4.18%               35.00%              35.00%
  Class R Shares............................................        5.09%               41.61%              41.61%
New Jersey Intermediate Municipal Bond Fund
  Class A Shares............................................       -0.79%                 N/A               26.74%
  Class C Shares............................................        3.21%                 N/A               30.23%
  Class R Shares............................................        3.56%                 N/A               32.30%
Connecticut Municipal Bond Fund
  Class A Shares............................................        1.04%               34.75%              90.26%
  Class B Shares............................................        0.88%               35.84%              90.10%
  Class C Shares............................................        4.89%               36.59%              88.01%
  Class R Shares............................................        5.46%               40.65%              98.60%

     Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

     Using the 47.0% maximum combined marginal federal and state tax rate for 1997, the annual taxable equivalent total return for the Massachusetts Municipal Bond Fund's shares for the five-year period ended February 28, 1997 with respect to the Class R shares was 12.65%.

     Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

     In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of: (1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

     Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U. S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

     There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

     The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes.

     Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
                           REDEMPTION OF FUND SHARES

     As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

     Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

     Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

     The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARE PURCHASE ELIGIBILITY

     Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any

Fund or of another Nuveen Mutual Fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

     Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Unit Trust or otherwise.

     By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

     You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

     Reinvestment of Nuveen Unit Trust Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various unit trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

     Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

     Under any group purchase program, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50, the minimum monthly investment in Class A Shares of any particular Fund or portfolio for all participants in the program combined is $3,000; and the minimum initial investment in Class A shares of any particular Fund or portfolio for each participant in the program is $3,000. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

     To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 621-7227.

     Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

     Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

     - officers, trustees and former trustees of the Nuveen and Flagship Funds;

     - bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

     - any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

     - officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

     - bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

     - investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

     - clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

     Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

     Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

     Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

     In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

     Class R Share Purchase Eligibility. Class R Shares are available for purchases of $1 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

     - officers, trustees and former trustees of the Nuveen and Flagship Funds;

     - bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

     - any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

     - officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

     - bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

     - investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

     - clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

     In addition, purchasers of Nuveen unit investment trusts may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

     The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

     For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 621-7227.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

     Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

     In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C Shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

     The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's automatic withdrawal plan, up to 12% of the original investment amount. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

     The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

     In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen mutual funds during specified time periods.

     To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

     Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

     In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

     Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

     Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

     For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

     Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust II, dated February 1, 1997 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

     The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, (or Flagship Financial, Inc. which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                                    YEAR ENDED                   YEAR ENDED                   YEAR ENDED
                                                FEBRUARY 28, 1997*            JANUARY 31, 1996             JANUARY 31, 1995
                                             -------------------------    -------------------------    -------------------------
                                              AMOUNT OF       AMOUNT       AMOUNT OF       AMOUNT       AMOUNT OF       AMOUNT
                                             UNDERWRITING    RETAINED     UNDERWRITING    RETAINED     UNDERWRITING    RETAINED
                                             COMMISSIONS     BY NUVEEN    COMMISSIONS     BY NUVEEN    COMMISSIONS     BY NUVEEN
                                             ------------    ---------    ------------    ---------    ------------    ---------
New Jersey Fund..........................        206            19            241            16            255             35

                                                    YEAR ENDED                   YEAR ENDED                   YEAR ENDED
                                                 FEBRUARY 28, 1997            FEBRUARY 29, 1996            FEBRUARY 28, 1995
                                             -------------------------    -------------------------    -------------------------
                                              AMOUNT OF       AMOUNT       AMOUNT OF       AMOUNT       AMOUNT OF       AMOUNT
                                             UNDERWRITING    RETAINED     UNDERWRITING    RETAINED     UNDERWRITING    RETAINED
                                             COMMISSIONS     BY NUVEEN    COMMISSIONS     BY NUVEEN    COMMISSIONS     BY NUVEEN
                                             ------------    ---------    ------------    ---------    ------------    ---------
New York Fund............................        244            24            272            33            428             64
New York Insured Fund....................        394            49            450            71            850            126
California Fund..........................        209            31            221            33            370             60
California Insured Fund..................        338            52            357            56            517             93
Massachusetts Fund.......................         99             9             96            12            170             20
Massachusetts Insured Fund...............         79            11            113            14            147             24

                                                    YEAR ENDED                   YEAR ENDED                   YEAR ENDED
                                                FEBRUARY 28, 1997**             MAY 31, 1996                 MAY 31, 1995
                                             -------------------------    -------------------------    -------------------------
                                              AMOUNT OF       AMOUNT       AMOUNT OF       AMOUNT       AMOUNT OF       AMOUNT
                                             UNDERWRITING    RETAINED     UNDERWRITING    RETAINED     UNDERWRITING    RETAINED
                                             COMMISSIONS     BY NUVEEN    COMMISSIONS     BY NUVEEN    COMMISSIONS     BY NUVEEN
                                             ------------    ---------    ------------    ---------    ------------    ---------
New Jersey Intermediate Fund.............          6             1             19             4             31              6
Connecticut Fund.........................        127            18            349            47            447             60

---------------
 * For the thirteen month period ended February 28, 1997.

** For the nine month period ended February 28, 1997.

                         DISTRIBUTION AND SERVICE PLAN

     The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

     The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

     The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

     Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

     For the fiscal year ended February 28, 1997, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. Prior to February 1, 1997, the service fee for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the New Jersey Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund was .25% for both Class A and Class C Shares and the distribution fee was
 .75% for Class C Shares. Thereafter, the service fee for the Class A and Class C Shares was .20% and the distribution fee for the Class C Shares was .55%. For the period from June 1, 1996 to January 31, 1997, the service fee for the New Jersey Intermediate Fund and the Connecticut Municipal Bond Fund Class C Shares was .20% and the distribution fee was .20% for the Class A Shares and .75% for the Class C Shares; thereafter, the fees were the same as the aforementioned Funds.

                                                               COMPENSATION PAID TO
                                                              AUTHORIZED DEALERS FOR
                                                                END OF FISCAL 1997
                                                              ----------------------
New York Municipal Bond Fund
  Class A...................................................         $ 54,119
  Class B...................................................         $     34
  Class C...................................................         $  8,973
New York Insured Municipal Bond Fund
  Class A...................................................         $ 73,862
  Class B...................................................         $    494
  Class C...................................................         $ 19,878
New Jersey Municipal Bond Fund*
  Class A...................................................         $ 39,563
  Class B...................................................         $     15
  Class C...................................................         $ 20,820
New Jersey Intermediate Municipal Bond Fund**
  Class A...................................................         $ 11,368
  Class C...................................................               --
California Municipal Bond Fund
  Class A...................................................         $ 40,524
  Class B...................................................              N/A
  Class C...................................................         $  7,416
California Insured Municipal Bond Fund
  Class A...................................................         $ 54,387
  Class B...................................................              N/A
  Class C...................................................         $ 11,151
Connecticut Municipal Bond Fund**
  Class A...................................................         $586,511
  Class B...................................................         $     16
  Class C...................................................         $ 49,392
Massachusetts Municipal Bond Fund
  Class A...................................................         $ 13,857
  Class B...................................................              N/A
  Class C...................................................         $  7,619
Massachusetts Insured Municipal Bond Fund
  Class A...................................................         $ 15,491
  Class B...................................................              N/A
  Class C...................................................         $  8,380

---------------
 * For the thirteen month period ended February 28, 1997.

** For the nine month period ended February 28, 1997.

     Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

     Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago Illinois 60603 has been selected as auditors for all of the Funds. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report. Prior to February 1, 1997, Deloitte & Touche LLP was the auditor for the Connecticut Fund and the New Jersey Intermediate Fund.

     The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York 10004. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

                              FINANCIAL STATEMENTS

     The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports; each is included herein by reference. The Annual Reports accompany this Statement of Additional Information.

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

     The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

     The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

     Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   APPENDIX B

                       DESCRIPTION OF HEDGING TECHNIQUES

     Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

     Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

     Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

     Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

     Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

     A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                       EXHIBIT C

                FINANCIAL STATEMENTS FOR THE NEW JERSEY FUND AND
                        THE NEW JERSEY INTERMEDIATE FUND

                            PORTFOLIO OF INVESTMENTS
                           NUVEEN FLAGSHIP NEW JERSEY
                               FEBRUARY 28, 1998

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT      DESCRIPTION                                                    PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              CAPITAL GOODS--7.4%
$ 5,955,000   New Jersey Economic Development Authority, Economic
                Development Bonds (Bridgewater Resources Inc. Project),
                1994 Series A, 8.375%, 11/01/04 (Alternative Minimum
                Tax)......................................................   No Opt. Call       N/R     $ 6,428,661
    180,000   New Jersey Economic Development Authority, Economic Growth
                Bonds, Composite Issue, 1992 Second Series A3, 6.550%,
                12/01/07 (Alternative Minimum Tax)........................       12/02 at       Aa3         195,242
                                                                                  101 1/2
-------------------------------------------------------------------------------------------------------------------
              EDUCATION AND CIVIC ORGANIZATIONS--3.9%
  1,000,000   New Jersey Development Authority, Economic Development
                Bonds, (Yeshiva K'Tana of Passaic-1992 Project), 8.000%,
                9/15/18...................................................   No Opt. Call       N/R       1,261,130
    925,000   New Jersey Educational Facilities Authority, Trenton State
                College Issue, Revenue Bonds, Series 1976 D, 6.750%,
                7/01/08...................................................    7/98 at 100        A+         927,054
    835,000   New Jersey Educational Facilities Authority, Princeton
                University Revenue Bonds, 1994 Series A, 5.875%,
                7/01/11...................................................    7/04 at 100       Aaa         903,203
    410,000   New Jersey Educational Facilities Authority, Revenue
                Refunding Bonds, (Monmouth College), Series 1993-A,
                5.625%, 7/01/13...........................................    7/03 at 102       Baa         411,726
-------------------------------------------------------------------------------------------------------------------
              FOREST AND PAPER PRODUCTS--0.3%
    250,000   New Jersey Economic Development Authority, Solid Waste
                Disposal Facility Revenue Bonds (Garden State Paper
                Company, Inc. Project), Series 1992, 7.125%, 4/01/22
                (Alternative Minimum Tax).................................    4/02 at 102       Aa2         276,658
-------------------------------------------------------------------------------------------------------------------
              HEALTH CARE--10.9%
    945,000   New Jersey Health Care Facilities Financing Authority
                (Intercare Health Systems Inc.--JFK Medical Center),
                Series 1988, 7.625%, 7/01/18..............................    7/98 at 102        A+         975,060
    935,000   New Jersey Economic Development Authority, Economic Growth
                Lease Revenue Bonds, Remarketed 1992 Second Series B,
                5.300%, 12/01/07 (Alternative Minimum Tax)................   12/03 at 102       Aa3         981,918
    300,000   New Jersey Economic Development Authority, Revenue Bonds
                (RWJ Health Care Corp. at Hamilton, Obligated Group
                Project), Series 1994, 6.250%, 7/01/14....................    7/04 at 102       Aaa         330,570
    700,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Community Medical Center/Kensington Manor
                Care Center Issue, Series E, 7.000%, 7/01/20..............    7/00 at 102       Aaa         753,361
    400,000   New Jersey Health Care Facilities Financing Authority,
                Refunding Revenue Bonds, Atlantic City Medical Center
                Issue, Series C, 6.800%, 7/01/05..........................    7/02 at 102        A-         443,508
    700,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Palisades Medical Center, Obligated Group
                Issue, Series 1992, 7.500%, 7/01/06.......................    7/02 at 102       Ba1         752,612
    250,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Monmouth Medical Center Issue, Series C,
                6.250%, 7/01/16...........................................    7/04 at 102       Aaa         275,475
    200,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Newark Beth Israel Medical Center Issue,
                Series 1994, 6.000%, 7/01/16..............................    7/04 at 102       Aaa         215,140
    250,000   New Jersey Health Care Facilities Financing Authority,
                Refunding Revenue Bonds, Irvington General Hospital Issue
                (FHA Insured Mortgage), Series 1994, 6.375%, 8/01/15......    8/04 at 102       AAA         276,213
  1,200,000   New Jersey Health Care Facilities Financing Authority,
                Revenue and Refunding Bonds, Holy Name Hospital Issue,
                Series 1997, 5.250%, 7/01/20..............................    7/07 at 102       AAA       1,202,964
  1,000,000   New Jersey Health Care Facilities Financing Authority,
                Revenue and Refunding Bonds, AHS Hospital Corporation
                Issue, Series 1997 A Bonds, 5.000%, 7/01/27...............    7/07 at 102       Aaa         974,400
    175,000   New Jersey Health Care Facilities Financing Authority,
                Bayonne Hospital Obligated Group, Revenue Bonds, Series
                1994, 6.250%, 7/01/12.....................................    7/04 at 102       Aaa         193,855
  1,000,000   Camden County Improvement Authority, Health System Revenue
                Bonds (Catholic Health East), Series 1998-A, 5.000%,
                11/15/28 (WI).............................................    5/08 at 102       Aaa         969,410
  1,000,000   Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority,
                Hospital Revenue Bonds, 1995 Series A (Hospital Auxilio
                Mutuo Obligated Group Project), 6.250%, 7/01/16...........    1/05 at 102       Aaa       1,109,270
    250,000   Pollution Control Financing Authority of Union County (New
                Jersey), Pollution Control Revenue Refunding Bonds,
                American Cyanamid Company Issue, Series 1994, 5.800%,
                9/01/09...................................................   No Opt. Call        A3         278,355
-------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTIFAMILY--9.0%
  1,750,000   New Jersey Housing Finance Agency, Special Pledge Revenue
                Obligations, 1975 Series One, 9.000%, 11/01/18............   11/98 at 102        A1       1,794,013
  1,500,000   New Jersey Housing Mortgage Finance Agency, Multi-Family
                Housing Revenue Bonds, 1996 Series A, 6.200%, 11/01/18
                (Alternative Minimum Tax).................................    5/06 at 102       Aaa       1,608,675
  2,000,000   New Jersey Housing and Mortgage Finance Agency, Multi-Family
                Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14....    5/05 at 102       Aaa       2,127,440

                           NUVEEN FLAGSHIP NEW JERSEY
                               FEBRUARY 28, 1998

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT      DESCRIPTION                                                    PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTIFAMILY--CONTINUED
$   700,000   New Jersey Housing and Mortgage Finance Agency, Housing
                Revenue Bonds, 1992 Series A, 6.950%, 11/01/13............    5/02 at 102        A+     $   756,147
    500,000   New Jersey Housing and Mortgage Finance Agency, Housing
                Revenue Refunding Bonds, 1992 Series One, 6.600%,
                11/01/14..................................................   11/02 at 102        A+         540,460
    235,000   Hoboken Housing Finance Corporation, Multifamily Mortgage
                Revenue Bonds (Project Uplift-FHA Section 8), 1995-A
                Refunding, 6.250%, 2/01/24................................   No Opt. Call       AA+         241,004
    400,000   The Hudson County Improvement Authority, Multifamily Housing
                Revenue Bonds, Series 1992 A (Conduit Financing--Observer
                Park Project), 6.900%, 6/01/22 (Alternative Minimum
                Tax)......................................................    6/04 at 100       AAA         429,060
    500,000   North Bergen Housing Development Corporation (North Bergen,
                New Jersey), Mortgage Revenue Bonds, Series 1978 (FHA
                Insured Mortgage Loan--Section 8 Assisted Project),
                7.400%, 9/01/20...........................................    9/09 at 100       N/R         513,105
-------------------------------------------------------------------------------------------------------------------
              HOUSING/SINGLE FAMILY--6.9%
              New Jersey Housing and Mortgage Financing Agency, Home Buyer
              Revenue Bonds, 1994 Series K:
    250,000     6.300%, 10/01/16 (Alternative Minimum Tax)................    7/04 at 102       Aaa         264,933
    400,000     6.375%, 10/01/26 (Alternative Minimum Tax)................    7/04 at 102       Aaa         423,408
  4,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Revenue Bonds, 1997 Series U, 5.700%, 10/01/14
                (Alternative Minimum Tax).................................   10/07 at 101 1/2   Aaa       4,182,960

  1,175,000   Virgin Islands Housing Finance Authority, Single Family
                Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
                Securities Program), 1995 Series A, 6.450%, 3/01/16
                (Alternative Minimum Tax).................................    3/05 at 102       AAA       1,250,893
-------------------------------------------------------------------------------------------------------------------
              INDUSTRIAL/OTHER--2.1%
  1,135,000   New Jersey Economic Development Authority, Economic Growth
                Bond, Composite Issue--1992 Second Series H, 5.300%,
                12/01/07 (Alternative Minimum Tax)........................   12/03 at 102       Aa3       1,195,745
    625,000   New Jersey Economic Development Authority, Insured Revenue
                Bonds (Educational Testing Service Issue), Series 1995B,
                6.125%, 5/15/15...........................................    5/05 at 102       Aaa         685,725
-------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL--12.8%
  1,000,000   State of New Jersey, General Obligation Bonds, Series D,
                5.800%, 2/15/07...........................................   No Opt. Call       Aa1       1,109,040
    200,000   The City of Atlantic, In the County of Atlantic, New Jersey,
                General Obligation General Improvement Bonds, Series 1994,
                5.650%, 8/15/04...........................................   No Opt. Call        A-         212,662
    100,000   County of Atlantic, New Jersey, General Improvement Bonds,
                6.000%, 1/01/07...........................................    1/04 at 101       Aaa         109,097
    250,000   City of East Orange, In the County of Essex, New Jersey,
                Fiscal Year Adjustment Bonds (Qualified Under the
                Municipal Qualified Bond Act P.L. 1976, c. 38, as
                Amended), 8.400%, 8/01/06.................................   No Opt. Call       Aaa         320,218
    500,000   The Board of Education of The Township of Hillsborough, in
                the County of Somerset, State of New Jersey, General
                Obligation School Purpose Bonds, Series 1992, 5.875%,
                8/01/11...................................................   No Opt. Call        AA         561,445
  2,645,000   Middletown Township Board of Education, General Obligation
                Bonds, Series 1997, School Board Reserve Act, 5.800%,
                8/01/21...................................................    8/07 at 100       Aaa       2,794,469
     50,000   The Monmouth County Improvement Authority (Monmouth County,
                New Jersey), Revenue Bonds, Series 1992 (Howell Township
                Board of Education Project), 6.450%, 7/01/08..............    7/02 at 102       AA+          55,415
    165,000   Parsippany-Troy Hills Township, General Obligation, Capital
                Appreciation Bonds, Series 1992, 0.000%, 4/01/07..........   No Opt. Call       Aa          111,066
  2,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of
                1995 (General Obligation Bonds), 5.750%, 7/01/24..........   7/05 at 101 1/2    Aaa       2,124,680

    550,000   Commonwealth of Puerto Rico, Public Improvement Bonds of
                1996 (General Obligation Bonds), 5.400%, 7/01/25..........   7/06 at 101 1/2      A         559,999

  2,000,000   Commonwealth of Puerto Rico, Public Improvement Refunding
                Bonds of 1997 (General Obligation Bonds), 5.375%,
                7/01/21...................................................   7/07 at 101 1/2    Aaa       2,055,480

  1,100,000   Sparta Township School District, General Obligation Bonds
                (Unlimited Tax), 5.800%, 9/01/18..........................    9/06 at 100       Aaa       1,166,330
    250,000   The City of Union, In the County of Hudson, State of New
                Jersey, General Obligation School Purpose Bonds, Series
                1992, 6.375%, 11/01/10....................................   No Opt. Call       Aaa         292,908
-------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED--9.4%
    300,000   New Jersey Economic Development Authority, State Contract
                Economic Recovery Bonds, Series 1992-A, 6.000%, 3/15/21...    9/02 at 102       Aaa         324,771
    650,000   New Jersey Economic Development Authority, Market Transition
                Facility Senior Lien Revenue Bonds, Series 1994A, 5.875%,
                7/01/11...................................................    7/04 at 102       Aaa         705,413
    250,000   New Jersey Sports and Exposition Authority, Convention
                Center Luxury Tax Bonds, 1992 Series A, 6.250%, 7/01/20...    7/02 at 102       Aaa         273,480
    150,000   The County of Bergen Utility Authority, Water Pollution
                Control System Revenue Bonds, Series 1992-B, 6.000%,
                12/15/13..................................................   12/02 at 102       Aaa         163,388

                                       C-2

                           NUVEEN FLAGSHIP NEW JERSEY
                               FEBRUARY 28, 1998

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT      DESCRIPTION                                                    PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED--CONTINUED
$   250,000   The Camden County Municipal Utilities Authority (Camden
                County, New Jersey), County Agreement Sewer Revenue
                Refunding Bonds, 1996 Series, 5.125%, 7/15/17.............    7/06 at 102       Aaa     $   250,263
              The Essex County Improvement Authority (Essex County, New
              Jersey), City of Newark General Obligation Lease Revenue
              Bonds, Series 1994:
    300,000     6.350%, 4/01/07...........................................    4/04 at 102      Baa1         325,476
    450,000     6.600%, 4/01/14...........................................    4/04 at 102      Baa1         491,324
    500,000   The Essex County Improvement Authority (Essex County, New
                Jersey), County Guaranteed Pooled Revenue Bonds, Series
                1992A, 6.500%, 12/01/12...................................   12/02 at 102      Baa1         537,960
  1,460,000   The Board of Education of the Borough of Little Ferry,
                Bergen County, New Jersey, Certificates of Participation,
                6.300%, 1/15/08...........................................   No Opt. Call       N/R       1,540,052
  1,000,000   The State of New Jersey, as Lessee, and The Mercer County
                Improvement Authority, as Lessor, Relating to the Richard
                J. Hughes Justice Complex, 6.050%, 1/01/13................   No Opt. Call        Aa       1,001,320
  2,350,000   The Ocean County Utilities Authority (New Jersey),
                Wastewater Revenue Bonds, Refunding Series 1987, 5.000%,
                1/01/14...................................................    5/98 at 100       Aaa       2,349,812
    170,000   Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,
                Series 1995, Guaranteed by the Commonwealth of Puerto
                Rico, 5.000%, 7/01/15.....................................    7/06 at 101 1/2     A         167,278

    225,000   Puerto Rico Commonwealth Highway Authority, Highway Revenue
                Bonds, Series 1990-Q, 6.000%, 7/01/20.....................    7/00 at 100         A         233,530
-------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION--9.4%
  1,750,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                Series 1991 C, 6.500%, 1/01/08............................   No Opt. Call      Baa1       2,013,743
  1,415,000   The Delaware River and Bay Authority, Revenue Bonds, Series
                1993, 5.000%, 1/01/17.....................................    1/04 at 102       Aaa       1,389,502
    100,000   Parking Authority of the City of Hoboken, County of Hudson,
                New Jersey, Parking General Revenue Refunding Bonds,
                Series 1992A, 6.625%, 3/01/09.............................    3/02 at 102      Baa1         107,140
    125,000   The Port Authority of New York and New Jersey, Consolidated
                Bonds, Ninety-Sixth Series, 6.600%, 10/01/23 (Alternative
                Minimum Tax)..............................................   10/04 at 101       Aaa         138,125
    200,000   The Port Authority of New York and New Jersey, Consolidated
                Bonds, One Hundredth Series, 5.750%, 12/15/20.............    6/05 at 101       AA-         210,960
    200,000   The Port Authority of New York and New Jersey, Consolidated
                Bonds, Ninety-Fifth Series, 5.875%, 7/15/09 (Alternative
                Minimum Tax)..............................................    7/04 at 101       AA-         215,222
  4,100,000   The Port Authority of New York and New Jersey Special
                Project Bonds, Series B, JFK International Air Terminal
                LLC Project, 5.750%, 12/01/25 (Alternative Minimum Tax)...   12/07 at 100       Aaa       4,318,694
-------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED--12.7%
    200,000   New Jersey Economic Development Authority, Lease Rental
                Bonds, 1992 Series (Liberty State Park Project), 6.800%,
                3/15/22 (Pre-refunded to 3/15/02).........................    3/02 at 102       Aaa         223,438
  1,780,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Hackensack Hospital Issue, Series A,
                8.750%, 7/01/09...........................................   No Opt. Call       Aaa       2,144,740
  2,065,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Series 1990-E (Kennedy Memorial Hospital),
                8.375%, 7/01/10 (Pre-refunded to 7/01/01).................    7/01 at 102     A1***       2,371,714
  3,000,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Newton Memorial Hospital Issue, Series A,
                7.500%, 7/01/19 (Pre-refunded to 7/01/99).................    7/99 at 102     A-***       3,201,570
     25,000   New Jersey Health Care Facilities Financing Authority,
                Bayonne Hospital Obligated Group, Revenue Bonds, Series
                1994, 6.250%, 7/01/12 (Pre-refunded to 7/01/04)...........    7/04 at 102       Aaa          28,099
    290,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984
                Series, 10.375%, 1/01/03..................................   No Opt. Call       AAA         340,559
    100,000   The Essex County Improvement Authority (Essex County, New
                Jersey), General Obligation Lease Revenue Bonds, Series
                1994 (County Jail and Youth House Projects), 6.900%,
                12/01/14 (Pre-refunded to 12/01/04).......................   12/04 at 102       Aaa         116,947
    300,000   The Township of North Bergen (Hudson County, New Jersey),
                Fiscal Year Adjustment General Obligation Bonds, Series
                1992, 6.500%, 8/15/12 (Pre-refunded to 8/15/02)...........    8/02 at 102       Aaa         334,311
     60,000   Puerto Rico Highway and Transportation Authority, Highway
                Revenue Bonds (Series T), 6.625%, 7/01/18 (Pre-refunded to
                7/01/02)..................................................        7/02 at       AAA          66,889
                                                                                  101 1/2
  1,875,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01).......    7/01 at 102       Aaa       2,082,488
    100,000   University of Medicine and Dentistry of New Jersey, Series
                E, 6.500%, 12/01/18 (Pre-refunded to 12/01/01)............   12/01 at 102    AA-***         110,162
    300,000   The Wanaque Borough Sewerage Authority (Passaic County, New
                Jersey), Sewer Revenue Bonds (Series 1992), 7.000%,
                12/01/21 (Pre-refunded to 12/01/02).......................   12/02 at 102   Baa1***         341,574
-------------------------------------------------------------------------------------------------------------------

                           NUVEEN FLAGSHIP NEW JERSEY
                               FEBRUARY 28, 1998

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT      DESCRIPTION                                                    PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              UTILITIES--9.9%
$ 1,000,000   Pollution Control Financing Authority of Camden County
                (Camden County, New Jersey), Solid Waste Disposal and
                Resource Recovery System Revenue Bonds, Series 1991 C,
                7.125%, 12/01/01 (Alternative Minimum Tax)................   No Opt. Call        B2     $ 1,006,340
  2,645,000   Pollution Control Financing Authority of Camden County
                (Camden County, New Jersey), Solid Waste Disposal and
                Resource Recovery System Revenue Bonds, Series 1991 D,
                7.250%, 12/01/10..........................................   12/01 at 102        B2       2,690,626
    790,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series P, 7.000%, 7/01/07.................................   No Opt. Call      Baa1         936,924
    200,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series R, 6.250%, 7/01/17.................................        7/02 at      Baa1         215,390
                                                                                  101 1/2
              Puerto Rico Electric Power Authority, Power Revenue Bonds,
              Series T:
  2,000,000     5.500%, 7/01/20...........................................    7/04 at 100      Baa1       2,035,160
    250,000     6.375%, 7/01/24...........................................    7/04 at 102      Baa1         277,904
  1,500,000   Puerto Rico Electric Power Authority, Power Revenue
                Refunding Bonds, Series Z, 5.250%, 7/01/21................    7/05 at 100      Baa1       1,493,894
    195,000   The Union County Utilities Authority (New Jersey), Solid
                Waste System Revenue Bonds, 1991 Series A, 7.100%, 6/15/06
                (Alternative Minimum Tax).................................    6/02 at 102        BB         195,980
-------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER--1.2%
    100,000   New Jersey Economic Development Authority, Water Facilities
                Revenue Refunding Bonds (New Jersey American Water Company
                Inc. Project), Series 1993, 5.500%, 6/01/23 (Alternative
                Minimum Tax)..............................................    6/03 at 102       Aaa         102,150
    150,000   New Jersey Economic Development Authority, Water Facilities
                Revenue Refunding Bonds (Hackensack Water Company
                Project-1994 Series B), 5.900%, 3/01/24 (Alternative
                Minimum Tax)..............................................    3/04 at 102       Aaa         160,454
    200,000   New Jersey Wastewater Treatment Trust, Wastewater Treatment
                Bonds, Series 1994A, 6.500%, 4/01/14......................    4/04 at 102        Aa         223,243
    250,000   The Hoboken-Union City-Weehawken Sewerage Authority (New
                Jersey), Sewer Revenue Bonds (Refunding Series 1992),
                6.200%, 8/01/19...........................................    8/02 at 102       Aaa         273,310
    200,000   North Jersey District Water Supply Commission of the State
                of New Jersey, Wanaque South Project, Revenue Refunding
                Bonds, Series 1993, 6.000%, 7/01/21.......................    7/03 at 102       Aaa         216,653
     75,000   The Wanaque Valley Regional Sewerage Authority (Passaic
                County, New Jersey), Sewer Revenue Bonds (1993 Series A),
                6.125%, 9/01/22...........................................    9/03 at 102       Baa          78,226
-------------------------------------------------------------------------------------------------------------------
$80,435,000   Total Investments--(cost $80,464,531)--95.9%................                               85,648,360
===========   -----------------------------------------------------------------------------------------------------
              TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL
                SECURITIES--3.5%
$   800,000   New Jersey Economic Development Authority, Industrial
                Development, Variable Rate Demand Bonds, 3.300%,
                4/01/19+..................................................                      A-1         800,000
    800,000   Port Authority of New York and New Jersey, Versatile
                Structure Obligations, Series 6, 3.550%, 12/01/17+
                (Alternative Minimum Tax).................................                   VMIG-1         800,000
  1,500,000   Union County Industrial Pollution Control Financing
                Authority, Pollution Control Revenue Refunding, Exxon
                Project, Series 1989, Variable Rate Demand Bonds, 3.200%,
                10/01/24+.................................................                     A-1+       1,500,000
-------------------------------------------------------------------------------------------------------------------
$ 3,100,000   Total Temporary Investments--3.5%                                                           3,100,000
===========   -----------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities--0.6%                                                           565,431
              -----------------------------------------------------------------------------------------------------
              Net Assets--100%                                                                          $89,313,791
              =====================================================================================================

  * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
 **      Ratings (not covered by the report of independent public accountants):
         Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R --   Investment is not rated.
(WI)     Security purchased on a when-issued basis (see note 1).
  + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                    NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE
                               FEBRUARY 28, 1998

PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT                             DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------
             CONSUMER CYCLICAL--2.0%
$  200,000   New Jersey Economic Development Authority, Economic
               Development Refunding Bonds (Burlington Coat Factory
               Warehouse of New Jersey, Inc. -- 1995 Project), 5.400%,
               9/01/03...................................................   No Opt. Call      Aa3      $   211,144
------------------------------------------------------------------------------------------------------------------
             EDUCATION AND CIVIC ORGANIZATIONS--6.5%
   140,000   New Jersey Educational Facilities Authority, Seton Hall
               University Project Revenue Bonds, 1991 Series, Project D,
               6.600%, 7/01/02...........................................    7/01 at 102       A-          150,731
   330,000   New Jersey Higher Educational Facilities Authority, Higher
               Educational Facilities Revenue Bonds, Saint Peter's
               College Issue 1992 Series B, 6.000%, 7/01/99..............   No Opt. Call     BBB+          339,210
   100,000   New Jersey Educational Facilities Authority, Stevens
               Institute of Technology Issue Revenue Bonds, 1992 Series
               A, 6.400%, 7/01/03........................................    7/02 at 102       A-          109,720
    85,000   Higher Education Assistance Authority (State of New Jersey),
               Student Loan Revenue Bonds, 1992, Series A, Loan Program,
               6.000%, 1/01/06...........................................    7/02 at 102       A+           89,236
------------------------------------------------------------------------------------------------------------------
             HEALTH CARE--20.2%
   200,000   New Jersey Health Care Facilities Financing Authority,
               Revenue Bonds, Newark Beth Israel Medical Center Issue,
               Series 1994, 5.800%, 7/01/07..............................    7/04 at 102      AAA          218,540
   100,000   New Jersey Health Care Facilities Financing Authority,
               Revenue Bonds, West Jersey Health System, Series 1992,
               6.000%, 7/01/07...........................................    7/02 at 102      AAA          108,660
   250,000   New Jersey Health Care Facilities Financing Authority,
               Revenue Bonds, Monmouth Medical Center Issue, Series C,
               5.700%, 7/01/02...........................................   No Opt. Call      AAA          266,370
   250,000   New Jersey Health Care Facilities Financing Authority,
               Revenue Bonds, Dover General Hospital and Medical Center
               Issue, Series 1994, 5.900%, 7/01/05.......................    7/04 at 102      AAA          275,443
             New Jersey Health Care Facilities Financing Authority,
             Revenue and Refunding Bonds, Capital Health System Obligated
             Group, Series 1997:
   500,000     4.600%, 7/01/03...........................................   No Opt. Call       A-          503,385
   485,000     5.125%, 7/01/12...........................................    7/08 at 101       A-          479,631
   250,000   New Jersey Health Care Facilities Financing Authority,
               Bayonne Hospital Obligated Group, Revenue Bonds, Series
               1994, 6.400%, 7/01/07.....................................    7/04 at 102      AAA          280,563
------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL/OTHER--13.5%
   250,000   New Jersey Economic Development Authority, District Heating
               and Cooling Revenue Bonds (Trigen-Trenton Project), 1993
               Series B, 6.100%, 12/01/04................................   12/03 at 102     BBB-          269,375
   150,000   New Jersey Economic Development Authority, Electric Energy
               Facility Revenue Bonds (Vineland Cogeneration Limited
               Partnership Project) Series 1992, 6.750%, 6/01/99.........   No Opt. Call      N/R          153,084
   470,000   New Jersey Economic Development Authority, Economic Growth
               Bonds Composite Issue, 1992 Series A Through Series Z,
               5.800%, 6/01/01...........................................    6/99 at 102      Aa3          488,325
   480,000   New Jersey Economic Development Authority, Insured Revenue
               Bonds (Educational Testing Service Issue), Series 1995B,
               5.500%, 5/15/05...........................................   No Opt. Call      AAA          512,309
------------------------------------------------------------------------------------------------------------------
             TAX OBLIGATION/GENERAL--17.3%
   100,000   The Board of Education of the City of Atlantic, Atlantic
               County, New Jersey, School Bonds, Series 1992, 6.000%,
               12/01/06..................................................   12/02 at 102      AAA          109,852
   100,000   County of Camden, New Jersey, General Obligation Refunding
               Bonds, Series 1992, 5.500%, 6/01/02.......................   No Opt. Call      AAA          105,656
   275,000   Government of Guam, General Obligation Bonds, Series 1993A,
               4.900%, 11/15/04..........................................   11/03 at 102      BBB          279,067
   200,000   Government of Guam, General Obligation Bonds, Series 1993A,
               5.150%, 11/15/07..........................................   11/03 at 102      BBB          205,104
   400,000   Jersey City General Obligation, 6.500%, 2/15/02.............   No Opt. Call       AA          435,420
   100,000   The Monmouth County Improvement Authority (Monmouth County,
               New Jersey), Revenue Bonds, Series 1992 (Howell Township
               Board of Education Project), 6.000%, 7/01/03..............    7/02 at 102      AA+          109,057
   100,000   Township of Montclair in the County of Essex, New Jersey,
               General Obligation Bonds, School Bonds, 5.800%, 3/01/06...    3/00 at 101 1/2  AAA          104,237

   200,000   State of New Jersey, General Obligation Refunding Bonds
               (Series D), 0.000%, 2/15/03...............................   No Opt. Call      AA+          162,696
   185,000   The Board of Education of the City of Perth Amboy in the
               County of Middlesex, New Jersey, School Bonds, 6.200%,
               8/01/04...................................................   No Opt. Call      AAA          205,317
   100,000   The Township of Woodbridge in the County of Middlesex, State
               of New Jersey, Fiscal Year Adjustment Bonds, Series 1992,
               6.150%, 8/15/06...........................................    8/02 at 102       A1          109,226
------------------------------------------------------------------------------------------------------------------

                    NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE
                               FEBRUARY 28, 1998

PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT                             DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------
             TAX OBLIGATION/LIMITED--23.1%
$  250,000   The City of Atlantic, New Jersey Municipal Utilities
               Authority, Water System, Revenue Refunding Bonds, Series
               1993, 5.650%, 5/01/07.....................................    5/02 at 102       A-      $   262,998
   320,000   The Essex County Improvement Authority (Essex County, New
               Jersey), City of Newark General Obligation Lease Revenue
               Bonds, Series 1994, 6.350%, 4/01/07.......................    4/04 at 102     BBB+          347,174
   250,000   Mercer County Improvement Authority, Solid Waste, 0.000%,
               4/01/04...................................................   No Opt. Call       Aa          193,478
   300,000   Middlesex County Utilities Authority (in the County of
               Middlesex, New Jersey), Sewer Revenue Refunding Bonds,
               Series 1997A, 5.000%, 12/01/12............................   12/07 at 101      AAA          303,708
   550,000   Monmouth County Improvement Authority, Governmental Loan
               Revenue Bonds, Series 1993, 5.000%, 12/01/11..............   12/08 at 101      AAA          560,252
   300,000   New Jersey Economic Development Authority, Market Transition
               Facility Senior Lien Revenue Bonds, Series 1994A, 7.000%,
               7/01/04...................................................   No Opt. Call      AAA          344,001
   100,000   New Jersey Sports and Exposition Authority, Convention
               Center Luxury Tax Bonds, 1992 Series A, 6.000%, 7/01/07...    7/02 at 102      AAA          108,660
   300,000   The Ocean County Utilities Authority (New Jersey),
               Wastewater Revenue Bonds, Refunding Series 1997, 5.000%,
               1/01/09...................................................    1/07 at 102      Aa2          310,917
------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION--6.3%
   330,000   Parking Authority of the City of Hoboken, County of Hudson,
               New Jersey, Parking General Revenue Refunding Bonds,
               Series 1992A, 5.850%, 3/01/00.............................   No Opt. Call     Baa1          341,458
   200,000   The Port Authority of New York and New Jersey Consolidated
               Bonds, Ninety-Fifty Series, 5.500%, 7/15/05...............    7/04 at 101      AA-          214,324
   100,000   South Jersey Transportation Authority, Transportation System
               Revenue Bonds, 1992 Series B (Tax Exempt), 5.900%,
               11/01/06..................................................   11/02 at 102      AAA          108,347
------------------------------------------------------------------------------------------------------------------
             UTILITIES--5.8%
   300,000   The Port Authority of New York and New Jersey, Special
               Project Bonds, Series 4, KIAC Partners Project, 7.000%,
               10/01/07..................................................   No Opt. Call      N/R          341,634
   250,000   Puerto Rico Electric Power Authority, Power Revenue
               Refunding Bonds, Series Q, 5.900%, 7/01/01................   No Opt. Call     BBB+          264,515
------------------------------------------------------------------------------------------------------------------
             WATER AND SEWER--1.0%
   100,000   North Jersey District Water Supply Commission of the State
               of New Jersey, Wanaque South Project, Revenue Refunding
               Bonds, Series 1993, 5.700%, 7/01/05.......................    7/03 at 102      AAA          108,458
------------------------------------------------------------------------------------------------------------------
$9,650,000   Total Investments--(cost $9,578,879)--95.7%.................                               10,091,282
==========   -----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities--4.3%.........................                                  456,972
             -----------------------------------------------------------------------------------------------------
             Net Assets--100%............................................                              $10,548,254
             =====================================================================================================

  * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
 **      Ratings (not covered by the report of independent public accountants):
         Using the higher of Standard & Poor's or Moody's rating.
N/R -- Investment is not rated.

                See accompanying notes to financial statements.

                            STATEMENT OF NET ASSETS
                               FEBRUARY 28, 1998

                                                                                   NUVEEN FLAGSHIP
                                                                NUVEEN FLAGSHIP      NEW JERSEY
                                                                  NEW JERSEY        INTERMEDIATE
                                                                ---------------    ---------------
ASSETS
Investments in municipal securities, at market value (note
  1)........................................................      $85,648,360        $10,091,282
Temporary investments in short-term municipal securities, at amortized cost, which approximates market value (note
  1)........................................................        3,100,000                 --
Cash........................................................           98,018            376,660
Receivables:
     Fund manager (note 6)..................................            2,355              1,528
     Interest...............................................        1,260,234            127,630
     Shares sold............................................          711,636                 --
Other assets................................................            1,293                412
                                                                  -----------        -----------
          Total assets......................................       90,821,896         10,597,512
                                                                  -----------        -----------
LIABILITIES
Payables:
     Investments purchased..................................          982,789                 --
     Shares redeemed........................................          277,692                 --
Accrued expenses:
     12b-1 distribution and service fees (notes 1 and 6)....           10,164              1,691
     Other..................................................              523             28,331
Dividends payable...........................................          236,937             19,236
                                                                  -----------        -----------
          Total liabilities.................................        1,508,105             49,258
                                                                  -----------        -----------
Net assets (note 7).........................................      $89,313,791        $10,548,254
                                                                  ===========        ===========
CLASS A SHARES (note 1)
Net assets..................................................      $35,781,610        $ 9,369,439
Shares outstanding..........................................        3,372,763            892,572
Net asset value and redemption price per share..............      $     10.61        $     10.50
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% and 3.00%, respectively, of
  offering price)...........................................      $     11.08        $     10.82
                                                                  ===========        ===========
CLASS B SHARES (note 1)
Net assets..................................................      $ 2,981,475        $       N/A
Shares outstanding..........................................          280,980                N/A
Net asset value, offering and redemption price per share....      $     10.61        $       N/A
                                                                  ===========        ===========
CLASS C SHARES (note 1)
Net assets..................................................      $ 5,733,240        $   980,413
Shares outstanding..........................................          541,173             93,182
Net asset value, offering and redemption price per share....      $     10.59        $     10.52
                                                                  ===========        ===========
CLASS R SHARES (note 1)
Net assets..................................................      $44,817,466        $   198,402
Shares outstanding..........................................        4,220,367             18,885
Net asset value, offering and redemption price per share....      $     10.62        $     10.51
                                                                  ===========        ===========

---------------
N/A -- Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares.

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 1998

                                                                              NUVEEN
                                                                NUVEEN       FLAGSHIP
                                                               FLAGSHIP     NEW JERSEY
                                                              NEW JERSEY   INTERMEDIATE
                                                              ----------   ------------
INVESTMENT INCOME
Tax-exempt interest income (note 1).........................  $4,767,676    $  436,628
                                                              ----------    ----------
EXPENSES
     Management fees (note 6)...............................     442,250        43,869
     12b-1 service fees -- Class A (notes 1 and 6)..........      62,042        15,264
     12b-1 distribution and service fees -- Class B (notes 1
      and 6)................................................      13,006           N/A
     12b-1 distribution and service fees -- Class C (notes 1
      and 6)................................................      32,738         1,522
     Shareholders' servicing agent fees and expenses........      80,512         5,130
     Custodian's fees and expenses..........................      51,842        27,967
     Trustees' fees and expenses (note 6)...................       2,071           869
     Professional fees......................................      21,995        14,813
     Shareholders' reports -- printing and mailing
      expenses..............................................      39,028         5,315
     Federal and state registration fees....................       6,302           843
     Organizational expenses (note 1).......................          --         6,856
     Other expenses.........................................       5,160           823
                                                              ----------    ----------
          Total expenses before expense reimbursement.......     756,946       123,271
     Expense reimbursement (note 6).........................    (325,469)      (71,152)
                                                              ----------    ----------
          Net expenses......................................     431,477        52,119
                                                              ----------    ----------
               Net investment income........................   4,336,199       384,509
                                                              ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions (notes
  1 and 4)..................................................    (222,985)        3,620
Net change in unrealized appreciation or depreciation of
  investments...............................................   2,933,349       150,409
                                                              ----------    ----------
          Net gain from investments.........................   2,710,364       154,029
                                                              ----------    ----------
Net increase in net assets from operations..................  $7,046,563    $  538,538
                                                              ==========    ==========

---------------
N/A -- Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares.

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    NUVEEN FLAGSHIP              NUVEEN
                                                                       NEW JERSEY              NEW JERSEY*
                                                             ------------------------------    -----------
                                                             YEAR ENDED     ONE MONTH ENDED    YEAR ENDED
                                                               2/28/98          2/28/97          1/31/97
                                                             -----------    ---------------    -----------
OPERATIONS
Net investment income....................................    $ 4,336,199      $   337,937      $ 3,029,152
Net realized gain (loss) from investment transactions
  (notes 1 and 4)........................................       (222,985)              --          (98,679)
Net change in unrealized appreciation or depreciation of
  investments............................................      2,933,349          328,719         (891,352)
                                                             -----------      -----------      -----------
     Net increase in net assets from operations..........      7,046,563          666,656        2,039,121
                                                             -----------      -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income:
     Class A.............................................     (1,643,900)        (125,569)        (704,372)
     Class B.............................................        (60,466)             (49)             N/A
     Class C.............................................       (207,627)         (10,843)         (82,289)
     Class R.............................................     (2,422,933)        (200,899)      (2,250,619)
                                                             -----------      -----------      -----------
          Decrease in net assets from distributions to
            shareholders.................................     (4,334,926)        (337,360)      (3,037,280)
                                                             -----------      -----------      -----------
FUND SHARE TRANSACTIONS (note 2)
Net proceeds from shares issued in the reorganization of
  Nuveen New Jersey (note 1).............................             --       62,588,085               --
Net proceeds from shares issued in the reorganization of
  Flagship New Jersey (note 1)...........................             --       10,797,401               --
Net proceeds from sale of shares.........................     20,831,468          859,670       14,264,870
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions..........................      2,802,902               --        2,264,231
                                                             -----------      -----------      -----------
                                                              23,634,370       74,245,156       16,529,101
                                                             -----------      -----------      -----------
Cost of shares redeemed..................................    (10,348,638)      (1,308,030)      (7,972,757)
                                                             -----------      -----------      -----------
     Net increase (decrease) in net assets from Fund
       share transactions................................     13,285,732       72,937,126        8,556,344
                                                             -----------      -----------      -----------
          Net increase (decrease) in net assets..........     15,997,369       73,266,422        7,558,185
Net assets at the beginning of year......................     73,316,422           50,000       55,029,900
                                                             -----------      -----------      -----------
Net assets at the end of year............................    $89,313,791      $73,316,422      $62,588,085
                                                             ===========      ===========      ===========
Balance of undistributed net investment income at end of
  year...................................................    $     1,850      $       577      $        --
                                                             ===========      ===========      ===========

---------------
   * Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note 1).

N/A -- Nuveen New Jersey was not authorized to issue Class B Shares.

                    See accompanying notes to financial statements.

                                                                                                 FLAGSHIP
                                                                   NUVEEN FLAGSHIP              NEW JERSEY
                                                               NEW JERSEY INTERMEDIATE         INTERMEDIATE
                                                           --------------------------------    ------------
                                                           YEAR ENDED     NINE MONTHS ENDED     YEAR ENDED
                                                             2/28/98          2/28/97*           5/31/96
                                                           -----------    -----------------    ------------
OPERATIONS
Net investment income..................................    $   384,509       $   280,866       $   447,320
Net realized gain (loss) from investment transactions
  (notes 1 and 4)......................................          3,620            35,472            12,478
Net change in unrealized appreciation or depreciation
  of investments.......................................        150,409            90,246           (98,145)
                                                           -----------       -----------       -----------
Net increase in net assets from operations.............        538,538           406,584           361,653
                                                           -----------       -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income:
     Class A...........................................       (369,157)         (282,787)         (446,648)
     Class B...........................................            N/A               N/A               N/A
     Class C...........................................         (8,122)               --               N/A
     Class R...........................................         (7,005)               --               N/A
                                                           -----------       -----------       -----------
          Decrease in net assets from distributions to
            shareholders...............................       (384,284)         (282,787)         (446,648)
                                                           -----------       -----------       -----------
FUND SHARE TRANSACTIONS (note 2)
Net proceeds from sale of shares.......................      4,229,931           300,959         1,086,130
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions........................        229,957           174,134           265,262
                                                           -----------       -----------       -----------
                                                             4,459,888           475,093         1,351,392
                                                           -----------       -----------       -----------
Cost of shares redeemed................................     (1,076,806)       (1,905,553)       (2,165,321)
                                                           -----------       -----------       -----------
     Net increase (decrease) in net assets from Fund
       share transactions..............................      3,383,082        (1,430,460)         (813,929)
                                                           -----------       -----------       -----------
          Net increase (decrease) in net assets........      3,537,336        (1,306,663)         (898,924)
Net assets at the beginning of year....................      7,010,918         8,317,581         9,216,505
                                                           -----------       -----------       -----------
Net assets at the end of year..........................    $10,548,254       $ 7,010,918       $ 8,317,581
                                                           -----------       -----------       -----------
Balance of undistributed net investment income at end
  of year..............................................    $       258       $        33       $     1,954
                                                           ===========       ===========       ===========

---------------
   * Information represents eight months of Flagship New Jersey Intermediate and one month of Nuveen Flagship New Jersey Intermediate (see note 1).
N/A -- Nuveen Flagship New Jersey Intermediate is not authorized to issue Class
       B Shares and prior to February 1, 1997, its predecessor (see note 1) did not issue Class C Shares and was not authorized to issue Class R Shares.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                               FEBRUARY 28, 1998

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New Jersey Municipal Bond Fund and the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

     The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

     After the close of business on January 31, 1997, Nuveen New Jersey Tax-Free Value Fund ("Nuveen New Jersey") and Flagship New Jersey Double Tax Exempt Fund ("Flagship New Jersey") reorganized into Nuveen Flagship New Jersey Municipal Bond Fund ("Nuveen Flagship New Jersey"). Flagship New Jersey Intermediate Tax Exempt Fund ("Flagship New Jersey Intermediate") was reorganized into the Trust and renamed Nuveen Flagship New Jersey Intermediate Municipal Bond Fund ("Nuveen Flagship New Jersey Intermediate"). Prior to these reorganizations, Nuveen New Jersey was a series of the Nuveen Multistate Tax-Free Trust while Flagship New Jersey and Flagship New Jersey Intermediate were each a sub-trust of the Flagship Tax Exempt Funds Trust. Nuveen New Jersey had a January 31 fiscal year end and Flagship New Jersey had a May 31 fiscal year end prior to being reorganized into Nuveen Flagship New Jersey which has a February 28 fiscal year end. Flagship New Jersey Intermediate had a May 31 fiscal year end prior to being reorganized into the Trust and now has a February 28 fiscal year end.

     Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

  Securities Valuation

     The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

  Securities Transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, Nuveen Flagship New Jersey had an outstanding when-issued purchase commitment of $982,789. Nuveen Flagship New Jersey Intermediate had no such outstanding purchase commitments.

  Interest Income

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

  Dividends and Distributions to Shareholders

     Tax-exempt net investment income is declared as a dividend monthly and payment is made or credited to shareholders accounts on the first business day after month-end. Net realized capital gains and/or market discount

                               FEBRUARY 28, 1998

from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

     Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

  Income Taxes

     Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which exempt from regular federal and New Jersey state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended February 28, 1998, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

  Flexible Sales Charge Program

     Each Fund offers Class A, C and R Shares. Nuveen Flagship New Jersey also offers Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

  Derivative Financial Instruments

     The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1998.

  Expense Allocation

     Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                               FEBRUARY 28, 1998

  Organizational Expenses

The organizational expenses incurred on behalf of Nuveen Flagship New Jersey Intermediate (approximately $32,200) will be reimbursed to the Adviser on a straight-line basis over a period of three years beginning June 1, 1996. As of February 28, 1998, $14,876 has been reimbursed.

2. FUND SHARES

     Transactions in Fund shares were as follows:

                                         NUVEEN FLAGSHIP NEW JERSEY                 NUVEEN NEW JERSEY*
                             --------------------------------------------------   -----------------------
                                YEAR ENDED 2/28/98      ONE MONTH ENDED 2/28/97     YEAR ENDED 1/31/97
                             ------------------------   -----------------------   -----------------------
                              SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                             ---------   ------------   ---------   -----------   ---------   -----------
Shares issued in the
  reorganization of Nuveen
  New Jersey:
  Class A..................         --   $         --   1,671,230   $17,071,934          --   $        --
  Class B..................         --             --          --            --         N/A           N/A
  Class C..................         --             --     255,888     2,610,879          --            --
  Class R..................         --             --   4,195,136    42,905,272          --            --
Shares issued in the
  reorganization of
  Flagship New Jersey:
  Class A..................         --             --   1,056,994    10,797,401          --            --
  Class B..................         --             --          --            --         N/A           N/A
  Class C..................         --             --          --            --          --            --
  Class R..................         --             --          --            --          --            --
Shares sold:
  Class A..................  1,075,954     11,229,962      39,089       402,796     798,711     8,132,760
  Class B..................    272,258      2,840,031       6,006        61,899         N/A           N/A
  Class C..................    312,192      3,236,991       8,563        88,093     182,286     1,861,710
  Class R..................    338,039      3,524,484      29,727       306,882     418,474     4,270,400
Shares issued to
  shareholders due to
  reinvestment of
  distributions:
  Class A..................     91,399        950,346          --            --      49,041       499,709
  Class B..................      1,672         17,562          --            --         N/A           N/A
  Class C..................     12,365        128,765          --            --       4,353        44,287
  Class R..................    164,047      1,706,229          --            --     168,605     1,720,235
                             ---------   ------------   ---------   -----------   ---------   -----------
                             2,267,926     23,634,370   7,262,633    74,245,156   1,621,470    16,529,101
                             ---------   ------------   ---------   -----------   ---------   -----------
Shares redeemed:
  Class A..................   (511,590)    (5,328,382)    (51,537)     (530,506)   (201,249)   (2,042,963)
  Class B..................       (180)        (1,846)         --            --         N/A           N/A
  Class C..................    (47,998)      (501,403)     (1,062)      (10,935)    (33,320)     (335,344)
  Class R..................   (433,419)    (4,517,007)    (74,385)     (766,589)   (550,089)   (5,594,450)
                             ---------   ------------   ---------   -----------   ---------   -----------
                              (993,187)   (10,348,638)   (126,984)   (1,308,030)   (784,658)   (7,972,757)
                             ---------   ------------   ---------   -----------   ---------   -----------
Net increase...............  1,274,739   $ 13,285,732   7,135,649   $72,937,126     836,812   $ 8,556,344
                             =========   ============   =========   ===========   =========   ===========

---------------
   * Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note 1).
N/A -- Nuveen New Jersey was not authorized to issue Class B Shares.

                               FEBRUARY 28, 1998

                                                                                              FLAGSHIP NEW
                                      NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE              JERSEY INTERMEDIATE
                               ------------------------------------------------------    -----------------------
                                 YEAR ENDED 2/28/98       NINE MONTHS ENDED 2/28/97*       YEAR ENDED 5/31/96
                               -----------------------    ---------------------------    -----------------------
                                SHARES       AMOUNT        SHARES           AMOUNT        SHARES       AMOUNT
                               --------    -----------    ---------      ------------    --------    -----------
Shares sold:
  Class A....................   294,336    $ 3,066,576      29,384       $   300,959      105,150    $ 1,086,130
  Class B....................       N/A            N/A         N/A               N/A          N/A            N/A
  Class C....................    92,688        970,924          --                --          N/A            N/A
  Class R                        18,865        192,431          --                --          N/A            N/A
Shares issued to shareholders
  due to reinvestment of
  distributions:
  Class A....................    21,672        224,545      17,041           174,134       25,702        265,262
  Class B....................       N/A            N/A         N/A               N/A          N/A            N/A
  Class C....................       494          5,171          --                --          N/A            N/A
  Class R....................        23            241          --                --          N/A            N/A
                               --------    -----------    --------       -----------     --------    -----------
                                428,078      4,459,888      46,425           475,093      130,852      1,351,392
                               --------    -----------    --------       -----------     --------    -----------
Shares redeemed:
  Class A....................  (104,138)    (1,076,777)   (185,962)       (1,905,553)    (209,872)    (2,165,321)
  Class B....................       N/A            N/A         N/A               N/A          N/A            N/A
  Class C....................        --             --          --                --          N/A            N/A
  Class R....................        (3)           (29)         --                --          N/A            N/A
                               --------    -----------    --------       -----------     --------    -----------
                               (104,141)    (1,076,806)   (185,962)       (1,905,553)    (209,872)    (2,165,321)
                               --------    -----------    --------       -----------     --------    -----------
Net increase (decrease)......   323,937    $ 3,383,082    (139,537)      $(1,430,460)     (79,020)   $  (813,929)
                               ========    ===========    ========       ===========     ========    ===========

---------------
    * Information represents eight months of Flagship New Jersey Intermediate and one month of Nuveen Flagship New Jersey Intermediate (note 1).
N/A -- Nuveen Flagship New Jersey Intermediate is not authorized to issue Class
       B Shares and prior to February 1, 1997, its predecessor (see note 1) did not issue Class C Shares and was not authorized to issue Class R Shares.

3. DISTRIBUTIONS TO SHAREHOLDERS

     On March 9, 1998, the Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 1998, to shareholders of record on March 9, 1998, as follows:

                                                              NUVEEN FLAGSHIP        NUVEEN FLAGSHIP
                                                                NEW JERSEY       NEW JERSEY INTERMEDIATE
                                                              ---------------    -----------------------
Dividend per share:
  Class A...................................................      $.0450                 $.0415
  Class B...................................................       .0385                    N/A
  Class C...................................................       .0405                  .0370
  Class R...................................................       .0470                  .0435

---------------
N/A -- Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares.

                               FEBRUARY 28, 1998

4. SECURITIES TRANSACTIONS

     Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1998, were as follows:

                                                         NUVEEN FLAGSHIP       NUVEEN FLAGSHIP
                                                           NEW JERSEY      NEW JERSEY INTERMEDIATE
                                                         ---------------   -----------------------
PURCHASES:
Investments in municipal
  securities...........................................    $23,644,603           $3,463,483
Temporary municipal investments........................     17,600,000            1,300,000
SALES:
Investments in municipal
  securities...........................................     11,686,079              740,694
Temporary municipal investments........................     16,100,000            1,300,000
                                                           ===========           ==========

     At February 28, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

     At February 28, 1998, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                         NUVEEN FLAGSHIP       NUVEEN FLAGSHIP
                                                           NEW JERSEY      NEW JERSEY INTERMEDIATE
                                                         ---------------   -----------------------
Expiration year:
  2002.................................................     $170,409              $     --
  2003.................................................      424,626               195,063
  2004.................................................      116,050                    --
  2006.................................................      216,928                    --
                                                            --------              --------
Total..................................................     $928,013              $195,063
                                                            ========              ========

5. UNREALIZED APPRECIATION (DEPRECIATION)

     Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1998, were as follows:

                                                         NUVEEN FLAGSHIP       NUVEEN FLAGSHIP
                                                           NEW JERSEY      NEW JERSEY INTERMEDIATE
                                                         ---------------   -----------------------
Gross unrealized:
  Appreciation.........................................    $5,354,741             $519,365
  Depreciation.........................................      (170,912)              (6,962)
                                                           ----------             --------
Net unrealized appreciation............................    $5,183,829             $512,403
                                                           ==========             ========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

                                                              MANAGEMENT
               AVERAGE DAILY NET ASSET VALUE                     FEE
------------------------------------------------------------------------
For the first $125 million..................................  .5500 of 1%
For the next $125 million...................................  .5375 of 1
For the next $250 million...................................  .5250 of 1
For the next $500 million...................................  .5125 of 1
For the next $1 billion.....................................  .5000 of 1
For net assets over $2 billion..............................  .4750 of 1

                               FEBRUARY 28, 1998

     The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

     The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

     During the fiscal year ended February 28, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $242,400 and $16,700 for Nuveen Flagship New Jersey and Nuveen Flagship New Jersey Intermediate, respectively, of which approximately $209,700 and $13,200, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

     During the fiscal year ended February 28, 1998, the Distributor compensated authorized dealers directly with approximately $154,700 and $31,900 in commission advances at the time of purchase for Nuveen Flagship New Jersey and Nuveen Flagship New Jersey Intermediate, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares for Nuveen Flagship New Jersey during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares for Nuveen Flagship New Jersey, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. For the fiscal year ended February 28, 1998, the Distributor retained approximately $36,100 and $1,500 in such 12b-1 fees for Nuveen Flagship New Jersey and Nuveen Flagship New Jersey Intermediate, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $400 of CDSC on share redemptions for Nuveen Flagship New Jersey during the fiscal year ended February 28, 1998.

 7. COMPOSITION OF NET ASSETS

     At February 28, 1998, the Funds had an unlimited number of $.01 par value per shares authorized. Net assets consisted of:

                                                              NUVEEN FLAGSHIP          NUVEEN FLAGSHIP
                                                                NEW JERSEY         NEW JERSEY INTERMEDIATE
                                                              ---------------      -----------------------
Capital paid-in.............................................    $85,067,176              $10,230,656
Balance of undistributed net investment income..............          1,850                      258
Accumulated net realized gain (loss) from investment
  transactions..............................................       (939,064)                (195,063)
Net unrealized appreciation of investments..................      5,183,829                  512,403
                                                                -----------              -----------
Net assets..................................................    $89,313,791              $10,548,254
                                                                ===========              ===========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

     We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship New Jersey and New Jersey Intermediate Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1998, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the periods indicated thereon, except for the financial statements and financial highlights for the Nuveen Flagship New Jersey Intermediate Bond Fund for the years ended May 31, 1996 and prior which were audited by other auditors whose report dated July 3, 1996, expressed an unqualified opinion on those financial statements and financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 28, 1998, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Chicago, Illinois
April 15, 1998

                                                                       EXHIBIT D

                         PRO FORMA FINANCIAL STATEMENTS

          PRO FORMA CAPITALIZATION AS OF FEBRUARY 28, 1998 (UNAUDITED)

                                                                          NEW JERSEY
                                                           NEW JERSEY    INTERMEDIATE      NEW JERSEY
                                                            (ACTUAL)       (ACTUAL)     (AS ADJUSTED)(1)
                                                           -----------   ------------   ----------------
Capital paid-in..........................................  $85,067,176   $10,230,656      $95,247,832(2)(5)
Balance of undistributed net investment income...........        1,850           258            1,850(3)
Accumulated net realized gain (loss) from investment
  transactions...........................................     (939,064)     (195,063)      (1,134,127)(4)
Net unrealized appreciation or depreciation of
  investments............................................    5,183,829       512,403        5,696,232
                                                           -----------   -----------      -----------
  Net assets.............................................  $89,313,791   $10,548,254      $99,811,787
                                                           ===========   ===========      ===========

---------------
(1) The adjusted balances are presented as if the Reorganization was effective as of February 28, 1998 for information purposes only. The actual Effective Time of the Reorganization is expected to be August 21, 1998 at which time the results would be reflective of the actual composition of shareholder's equity at that date.

(2) Assumes the issuance of 878,869 Class A shares, 92,138 Class C shares and 18,593 Class R shares of New Jersey in exchange for the net assets of Classes A, C and R of New Jersey Intermediate. These numbers are based on the net assets of each class of New Jersey Intermediate and the net asset values of each respective class of New Jersey, as of February 28, 1998, after adjustment for the distribution and payment of estimated Reorganization costs referred to in, (3) and (5) below. The issuance of such number of New Jersey shares would result in the distribution of .9846475 Class A shares, .9887964 Class C shares and .9845332 Class R shares for each share of each respective class of New Jersey Intermediate upon liquidation of each respective class of New Jersey Intermediate.

(3) Assumes New Jersey Intermediate distributes all of its undistributed net investment income to shareholders.

(4) Assumes New Jersey Intermediate carries forward its net realized losses from investment transactions to New Jersey as permitted under applicable tax regulations.

(5) Includes the impact of estimated Reorganization costs of $50,000 of New Jersey Intermediate, none of which are recurring expenses.

     PRO FORMA CONDENSED BALANCE SHEET AS OF FEBRUARY 28, 1998 (UNAUDITED)

                                                             NEW JERSEY
                                              NEW JERSEY    INTERMEDIATE     PRO FORMA        NEW JERSEY
                                               (ACTUAL)       (ACTUAL)     (ADJUSTMENTS)   (AS ADJUSTED)(1)
                                              -----------   ------------   -------------   ----------------
Investments in municipal securities, at
  market value..............................  $85,648,360   $10,091,282      $     --        $95,739,642
Temporary investments in short-term
  municipal securities, at amortized cost...    3,100,000            --            --          3,100,000
Cash........................................       98,018       376,660       (50,258)(2)        424,420
Other assets less liabilities...............      467,413        80,312            --            547,725
                                              -----------   -----------      --------        -----------
Net assets..................................  $89,313,791   $10,548,254      $(50,258)       $99,811,787
                                              ===========   ===========      ========        ===========
CLASS A SHARES:
Net Assets..................................  $35,781,610   $ 9,369,439      $(44,641)       $45,106,408
                                              ===========   ===========      ========        ===========
Shares Outstanding..........................    3,372,763       892,572       (13,703)(3)      4,251,632
                                              ===========   ===========      ========        ===========
Net asset value and redemption price per
  share.....................................  $     10.61   $     10.50                      $     10.61
                                              ===========   ===========                      ===========
Offering price per share (net asset value
  per share plus maximum sales charge of
  4.20% and 3.00%, respectively, of offering
  price)....................................  $     11.08   $     10.82                      $     11.08
                                              ===========   ===========                      ===========
CLASS B SHARES:
Net Assets..................................  $ 2,981,475           N/A      $     --        $ 2,981,475
                                              ===========   ===========      ========        ===========
Shares Outstanding..........................      280,980           N/A            --            280,980
                                              ===========   ===========      ========        ===========
Net asset value, offering and redemption
  price per share...........................  $     10.61           N/A                      $     10.61
                                              ===========   ===========                      ===========
CLASS C SHARES:
Net Assets..................................  $ 5,733,240   $   980,413        (4,671)       $ 6,708,982
                                              ===========   ===========      ========        ===========
Shares Outstanding..........................      541,173        93,182        (1,044)(3)        633,311
                                              ===========   ===========      ========        ===========
Net asset value, offering and redemption
  price per share...........................  $     10.59   $     10.52                      $     10.59
                                              ===========   ===========      ========        ===========
CLASS R SHARES:
Net Assets..................................  $44,817,466   $   198,402      $   (946)       $45,014,922
                                              ===========   ===========      ========        ===========
Shares Outstanding..........................    4,220,367        18,885          (292)(3)      4,238,960
                                              ===========   ===========      ========        ===========
Net asset value and redemption price per
  share.....................................  $     10.62   $     10.51                      $     10.62
                                              ===========   ===========                      ===========

---------------
(1) See note (1) to Pro Forma Capitalization table above as to the Effective Time of the Reorganization.

(2) Net effect on cash after payment of estimated Reorganization Costs and distribution of net investment income of New Jersey Intermediate. None of the Reorganization costs, estimated to be $50,000 all of which is an expense of New Jersey Intermediate, are recurring expenses.

(3) See note (1) to Pro Forma Capitalization table. Based on the issuance of 878,869 Class A shares, 92,138 Class C shares and 18,593 Class R shares of New Jersey and the cancellation of all shares of each class of New Jersey Intermediate.

 PRO FORMA CONDENSED INCOME STATEMENT FOR THE TWELVE MONTHS ENDED FEBRUARY 28,
                                1998 (UNAUDITED)

                                                               NEW JERSEY
                                                 NEW JERSEY   INTERMEDIATE     PRO FORMA        NEW JERSEY
                                                  (ACTUAL)      (ACTUAL)     (ADJUSTMENTS)    (AS ADJUSTED)
                                                 ----------   ------------   -------------   ----------------
INVESTMENT INCOME
Tax exempt interest income.....................  $4,767,676     $436,628       $     --         $5,204,304
                                                 ----------     --------       --------         ----------
EXPENSES:
     Management fees(1)........................     442,250       43,869             --            486,119
     12b-1 fees(2).............................     107,786       16,786             --            124,572
     Other expenses............................     206,910       62,616        (28,558)(3)        240,968
                                                 ----------     --------       --------         ----------
       Total expenses..........................     756,946      123,271        (28,558)           851,659
     Expense waiver/reimbursement from
       investment adviser(4)...................    (325,469)     (71,152)       (40,680)          (437,301)
                                                 ----------     --------       --------         ----------
       Net expenses............................     431,477       52,119        (69,238)           414,358
                                                 ----------     --------       --------         ----------
          Net investment income................   4,336,199      384,509         69,238          4,789,946
                                                 ----------     --------       --------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS
Net realized gain (loss) from investment
  transactions, net of taxes...................    (222,985)       3,620             --           (219,365)
Net change in unrealized appreciation or
  depreciation of investments..................   2,933,349      150,409             --          3,083,758
                                                 ----------     --------       --------         ----------
          Net gain (loss) from investments.....   2,710,364      154,029             --          2,864,393
                                                 ----------     --------       --------         ----------
Net increase in net assets from operations.....  $7,046,563     $538,538       $ 69,238         $7,654,339
                                                 ==========     ========       ========         ==========

---------------
(1) Reflects a management fee of .55% of net assets for the first $125 million for each fund presented.

(2) Reflects a 12b-1 service fee of .20% of net assets for Classes A, B and C of New Jersey and New Jersey (As Adjusted) and Classes A and C of New Jersey Intermediate. Also reflects a 12b-1 distribution fee of .75% of net assets for Class B of New Jersey and New Jersey (As Adjusted) and .55% of net assets for Class C of each fund presented. Class R of either Fund is not subject to a 12b-1 service or distribution fee.

(3) Represents estimated reduction in operating expenses, including audit, legal, custodian, transfer agency and report printing. New Jersey (As Adjusted) would have a much larger asset base than either Fund currently has. Certain operating expenses would have been reduced had they been applied to the larger asset base for one Fund, rather than to two smaller separate Funds.

(4) Reflects an expense waiver/reimbursement of .41% of net assets of New Jersey and .87% of net assets of New Jersey Intermediate. New Jersey (As Adjusted) reflects an expense waiver/reimbursement of .45% of net assets.

                 PRO FORMA PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                   NEW JERSEY
                               FEBRUARY 28, 1998

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT      DESCRIPTION                                                    PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              CAPITAL GOODS--6.6%
$ 5,955,000   New Jersey Economic Development Authority, Economic
                Development Bonds (Bridgewater Resources Inc. Project),
                1994 Series A, 8.375%, 11/01/04 (Alternative Minimum
                Tax)......................................................   No Opt. Call       N/R     $ 6,428,661
    180,000   New Jersey Economic Development Authority, Economic Growth
                Bonds, Composite Issue, 1992 Second Series A3, 6.550%,
                12/01/07 (Alternative Minimum Tax)........................       12/02 at       Aa3         195,242
                                                                                  101 1/2
-------------------------------------------------------------------------------------------------------------------
              CONSUMER CYCLICAL--0.2%
    200,000   New Jersey Economic Development Authority, Economic
                Development Refunding Bonds (Burlington Coat Factory
                Warehouse of New Jersey, Inc.--1995 Project), 5.400%,
                9/01/03...................................................   No Opt. Call       Aa3         211,144
-------------------------------------------------------------------------------------------------------------------
              EDUCATION AND CIVIC ORGANIZATIONS--4.2%
  1,000,000   New Jersey Development Authority, Economic Development
                Bonds, (Yeshiva K'Tana of Passaic--1992 Project), 8.000%,
                9/15/18...................................................   No Opt. Call       N/R       1,261,130
    925,000   New Jersey Educational Facilities Authority, Trenton State
                College Issue, Revenue Bonds, Series 1976 D, 6.750%,
                7/01/08...................................................    7/98 at 100        A+         927,054
    835,000   New Jersey Educational Facilities Authority, Princeton
                University Revenue Bonds, 1994 Series A, 5.875%,
                7/01/11...................................................    7/04 at 100       Aaa         903,203
    410,000   New Jersey Educational Facilities Authority, Revenue
                Refunding Bonds, (Monmouth College), Series 1993-A,
                5.625%, 7/01/13...........................................    7/03 at 102       Baa         411,726
    140,000   New Jersey Educational Facilities Authority, Seton Hall
                University Project Revenue Bonds, 1991 Series, Project D,
                6.600, 7/01/02                                                7/01 at 102        A-         150,731
    330,000   New Jersey Higher Educational Facilities Authority, Higher
                Educational Facilities Revenue Bonds, Saint Peter's
                College Issue 1992 Series B, 6.000%, 7/01/99..............   No Opt. Call      BBB+         339,210
    100,000   New Jersey Educational Facilities Authority, Stevens
                Institute of Technology Issue Revenue Bonds, 1992 Series
                A, 6.400%, 7/01/03........................................    7/02 at 102        A-         109,720
     85,000   Higher Education Assistance Authority (State of New Jersey),
                Student Loan Revenue Bonds, 1992, Series A, Loan Program,
                6.000%, 1/01/06...........................................    7/02 at 102        A+          89,236
-------------------------------------------------------------------------------------------------------------------
              FOREST AND PAPER PRODUCTS--0.3%
    250,000   New Jersey Economic Development Authority, Solid Waste
                Disposal Facility Revenue Bonds (Garden State Paper
                Company, Inc. Project), Series 1992, 7.125%, 4/01/22
                (Alternative Minimum Tax).................................    4/02 at 102       Aa2         276,658
-------------------------------------------------------------------------------------------------------------------
              HEALTH CARE--11.9%
    945,000   New Jersey Health Care Facilities Financing Authority
                (Intercare Health Systems Inc.--JFK Medical Center),
                Series 1988, 7.625%, 7/01/18..............................    7/98 at 102        A+         975,060
    935,000   New Jersey Economic Development Authority, Economic Growth
                Lease Revenue Bonds, Remarketed 1992 Second Series B,
                5.300%, 12/01/07 (Alternative Minimum Tax)................   12/03 at 102       Aa3         981,918
    300,000   New Jersey Economic Development Authority, Revenue Bonds
                (RWJ Health Care Corp. at Hamilton, Obligated Group
                Project), Series 1994, 6.250%, 7/01/14....................    7/04 at 102       Aaa         330,570
    700,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Community Medical Center/Kensington Manor
                Care Center Issue, Series E, 7.000%, 7/01/20..............    7/00 at 102       Aaa         753,361
    400,000   New Jersey Health Care Facilities Financing Authority,
                Refunding Revenue Bonds, Atlantic City Medical Center
                Issue, Series C, 6.800%, 7/01/05..........................    7/02 at 102        A-         443,508
    700,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Palisades Medical Center, Obligated Group
                Issue, Series 1992, 7.500%, 7/01/06.......................    7/02 at 102       Ba1         752,612
              New Jersey Health Care Facilities Financing Authority,
              Revenue Bonds, Monmouth Medical Center Issue, Series C:
    250,000     5.700%, 7/01/02...........................................   No Opt. Call       AAA         266,370
    250,000     6.250%, 7/01/16...........................................    7/04 at 102       Aaa         275,475
              New Jersey Health Care Facilities Financing Authority,
              Revenue Bonds, Newark Beth Israel Medical Center Issue,
              Series 1994:
    200,000     5.800%, 7/01/07...........................................    7/04 at 102       AAA         218,540
    200,000     6.000%, 7/01/16...........................................    7/04 at 102       Aaa         215,140
    100,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, West Jersey Health System, Series 1992,
                6.000%, 7/01/07...........................................    7/02 at 102       AAA         108,660
    250,000   New Jersey Health Care Facilities Financing Authority,
                Refunding Revenue Bonds, Irvington General Hospital Issue
                (FHA Insured Mortgage), Series 1994, 6.375%, 8/01/15......    8/04 at 102       AAA         276,213
  1,200,000   New Jersey Health Care Facilities Financing Authority,
                Revenue and Refunding Bonds, Holy Name Hospital Issue,
                Series 1997, 5.250%, 7/01/20..............................    7/07 at 102       AAA       1,202,964
    250,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Dover General Hospital and Medical Center
                Issue, Series 1994, 5.900%, 7/01/05.......................    7/04 at 102       AAA         275,443
              New Jersey Health Care Facilities Financing Authority,
              Revenue and Refunding Bonds, Capital Health System Obligated
              Group, Series 1997:
    500,000     4.600%, 7/01/03...........................................   No Opt. Call        A-         503,385
    485,000     5.125%, 7/01/12...........................................    7/08 at 101        A-         479,631

                                   NEW JERSEY
                               FEBRUARY 28, 1998

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT      DESCRIPTION                                                    PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              HEALTH CARE--CONTINUED
              New Jersey Health Care Facilities Financing Authority,
              Bayonne Hospital Obligated Group, Revenue Bonds, Series
              1994:
$   250,000     6.400%, 7/01/07...........................................    7/04 at 102       AAA     $   280,563
    175,000     6.250%, 7/01/12...........................................    7/04 at 102       Aaa         193,855
  1,000,000   New Jersey Health Care Facilities Financing Authority,
                Revenue and Refunding Bonds, AHS Hospital Corporation
                Issue, Series 1997 A Bonds, 5.000%, 7/01/27...............    7/07 at 102       Aaa         974,400
  1,000,000   Camden County Improvement Authority, Health System Revenue
                Bonds (Catholic Health East), Series 1998-A, 5.000%,
                11/15/28 (WI).............................................    5/08 at 102       Aaa         969,410
  1,000,000   Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority,
                Hospital Revenue Bonds, 1995 Series A (Hospital Auxilio
                Mutuo Obligated Group Project), 6.250%, 7/01/16...........    1/05 at 102       Aaa       1,109,270
    250,000   Pollution Control Financing Authority of Union County (New
                Jersey), Pollution Control Revenue Refunding Bonds,
                American Cyanamid Company Issue, Series 1994, 5.800%,
                9/01/09...................................................   No Opt. Call        A3         278,355
-------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTIFAMILY--8.0%
  1,750,000   New Jersey Housing Finance Agency, Special Pledge Revenue
                Obligations, 1975 Series One, 9.000%, 11/01/18............   11/98 at 102        A1       1,794,013
  1,500,000   New Jersey Housing Mortgage Finance Agency, Multi-Family
                Housing Revenue Bonds, 1996 Series A, 6.200%, 11/01/18
                (Alternative Minimum Tax).................................    5/06 at 102       Aaa       1,608,675
  2,000,000   New Jersey Housing and Mortgage Finance Agency, Multi-Family
                Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14....    5/05 at 102       Aaa       2,127,440
    700,000   New Jersey Housing and Mortgage Finance Agency, Housing
                Revenue Bonds, 1992 Series A, 6.950%, 11/01/13............    5/02 at 102        A+         756,147
    500,000   New Jersey Housing and Mortgage Finance Agency, Housing
                Revenue Refunding Bonds, 1992 Series One, 6.600%,
                11/01/14..................................................   11/02 at 102        A+         540,460
    235,000   Hoboken Housing Finance Corporation, Multifamily Mortgage
                Revenue Bonds (Project Uplift-FHA Section 8), 1995-A
                Refunding, 6.250%, 2/01/24................................   No Opt. Call       AA+         241,004
    400,000   The Hudson County Improvement Authority, Multifamily Housing
                Revenue Bonds, Series 1992 A (Conduit Financing --
                Observer Park Project), 6.900%, 6/01/22 (Alternative
                Minimum Tax)..............................................    6/04 at 100       AAA         429,060
    500,000   North Bergen Housing Development Corporation (North Bergen,
                New Jersey), Mortgage Revenue Bonds, Series 1978 (FHA
                Insured Mortgage Loan -- Section 8 Assisted Project),
                7.400%, 9/01/20...........................................    9/09 at 100       N/R         513,105
-------------------------------------------------------------------------------------------------------------------
              HOUSING/SINGLE FAMILY--6.1%
              New Jersey Housing and Mortgage Financing Agency, Home Buyer
              Revenue Bonds, 1994 Series K:
    250,000     6.300%, 10/01/16 (Alternative Minimum Tax)................    7/04 at 102       Aaa         264,933
    400,000     6.375%, 10/01/26 (Alternative Minimum Tax)................    7/04 at 102       Aaa         423,408
  4,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Revenue Bonds, 1997 Series U, 5.700%, 10/01/14
                (Alternative Minimum Tax).................................       10/07 at       Aaa       4,182,960
                                                                                  101 1/2
  1,175,000   Virgin Islands Housing Finance Authority, Single Family
                Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
                Securities Program), 1995 Series A, 6.450%, 3/01/16
                (Alternative Minimum Tax).................................    3/05 at 102       AAA       1,250,893
-------------------------------------------------------------------------------------------------------------------
              INDUSTRIAL/OTHER--3.3%
  1,135,000   New Jersey Economic Development Authority, Economic Growth
                Bond, Composite Issue -- 1992 Second Series H, 5.300%,
                12/01/07 (Alternative Minimum Tax)........................   12/03 at 102       Aa3       1,195,745
              New Jersey Economic Development Authority, Insured Revenue
              Bonds (Educational Testing Service Issue), Series 1995B:
    480,000     5.500%, 5/15/05...........................................   No Opt. Call       AAA         512,309
    625,000     6.125%, 5/15/15...........................................    5/05 at 102       Aaa         685,725
    250,000   New Jersey Economic Development Authority, District Heating
                and Cooling Revenue Bonds (Trigen-Trenton Project), 1993
                Series B, 6.100%, 12/01/04................................   12/03 at 102      BBB-         269,375
    150,000   New Jersey Economic Development Authority, Electric Energy
                Facility Revenue Bonds (Vineland Cogeneration Limited
                Partnership Project) Series 1992, 6.750%, 6/01/99.........   No Opt. Call       N/R         153,084
    470,000   New Jersey Economic Development Authority, Economic Growth
                Bonds Composite Issue, 1992 Series A, Through Series Z,
                5.800%, 6/01/01...........................................    6/99 at 102       Aa3         488,325
-------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL--13.3%
  1,000,000   State of New Jersey, General Obligation Bonds, Series D,
                5.800%, 2/15/07...........................................   No Opt. Call       Aa1       1,109,040
    200,000   The City of Atlantic, in the County of Atlantic, New Jersey,
                General Obligation General Improvement Bonds, Series 1994,
                5.650%, 8/15/04...........................................   No Opt. Call        A-         212,662
    100,000   County of Atlantic, New Jersey, General Improvement Bonds,
                6.000%, 1/01/07...........................................    1/04 at 101       Aaa         109,097
    250,000   City of East Orange, in the County of Essex, New Jersey,
                Fiscal Year Adjustment Bonds (Qualified Under the
                Municipal Qualified Bond Act P.L. 1976, c. 38, as
                Amended), 8.400%, 8/01/06.................................   No Opt. Call       Aaa         320,218
    500,000   The Board of Education of The Township of Hillsborough, in
                the County of Somerset, State of New Jersey, General
                Obligation School Purpose Bonds, Series 1992, 5.875%,
                8/01/11...................................................   No Opt. Call        AA         561,445
  2,645,000   Middletown Township Board of Education, General Obligation
                Bonds, Series 1997, School Board Reserve Act, 5.800%,
                8/01/21...................................................    8/07 at 100       Aaa       2,794,469

                                       D-5

                                   NEW JERSEY
                               FEBRUARY 28, 1998

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT      DESCRIPTION                                                    PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL--CONTINUED
              The Monmouth County Improvement Authority (Monmouth County,
              New Jersey), Revenue Bonds, Series 1992 (Howell Township
              Board of Education Project):
$    50,000     6.450%, 7/01/08...........................................    7/02 at 102       AA+     $    55,415
    100,000     6.000%, 7/01/03...........................................    7/02 at 102       AA+         109,057
    165,000   Parsippany-Troy Hills Township, General Obligation, Capital
                Appreciation Bonds, Series 1992, 0.000%, 4/01/07..........   No Opt. Call        Aa         111,066
  2,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of
                1995 (General Obligation Bonds), 5.750%, 7/01/24..........        7/05 at       Aaa       2,124,680
                                                                                  101 1/2
    550,000   Commonwealth of Puerto Rico, Public Improvement Bonds of
                1996 (General Obligation Bonds), 5.400%, 7/01/25..........        7/06 at         A         559,999
                                                                                  101 1/2
  2,000,000   Commonwealth of Puerto Rico, Public Improvement Refunding
                Bonds of 1997 (General Obligation Bonds), 5.375%,
                7/01/21...................................................        7/07 at       Aaa       2,055,480
                                                                                  101 1/2
  1,100,000   Sparta Township School District, General Obligation Bonds
                (Unlimited Tax), 5.800%, 9/01/18..........................    9/06 at 100       Aaa       1,166,330
    250,000   The City of Union, in the County of Hudson, State of New
                Jersey, General Obligation School Purpose Bonds, Series
                1992, 6.375%, 11/01/10....................................   No Opt. Call       Aaa         292,908
    100,000   The Board of Education of the City of Atlantic, Atlantic
                County, New Jersey, School Bonds, Series 1992, 6.000%,
                12/01/06..................................................   12/02 at 102       AAA         109,852
    100,000   County of Camden, New Jersey, General Obligation Refunding
                Bonds, Series 1992, 5.500%, 6/01/02.......................   No Opt. Call       AAA         105,656
    275,000   Government of Guam, General Obligation Bonds, Series 1993A,
                4.900%, 11/15/04..........................................   11/03 at 102       BBB         279,067
    200,000   Government of Guam, General Obligation Bonds, Series 1993A,
                5.150%, 11/15/07..........................................   11/03 at 102       BBB         205,104
    400,000   Jersey City General Obligation, 6.500%, 2/15/02.............   No Opt. Call        AA         435,420
    100,000   Township of Montclair in the County of Essex, New Jersey,
                General Obligation Bonds, School Bonds, 5.800%, 3/01/06...        3/00 at       AAA         104,237
                                                                                  101 1/2
    200,000   State of New Jersey, General Obligation Refunding Bonds
                (Series D), 0.000%, 2/15/03...............................   No Opt. Call       AA+         162,696
    185,000   The Board of Education of the City of Perth Amboy in the
                County of Middlesex, New Jersey, School Bonds, 6.200%,
                8/01/04...................................................   No Opt. Call       AAA         205,317
    100,000   The Township of Woodbridge in the County of Middlesex, State
                of New Jersey, Fiscal Year Adjustment Bonds, Series 1992,
                6.150%, 8/15/06...........................................    8/02 at 102        A1         109,226
-------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED--10.8%
    300,000   New Jersey Economic Development Authority, State Contract
                Economic Recovery Bonds, Series 1992-A, 6.000%, 3/15/21...    9/02 at 102       Aaa         324,771
              New Jersey Economic Development Authority, Market Transition
              Facility, Senior Lien Revenue Bonds, Series 1994A:
    300,000     7.000%, 7/01/04...........................................   No Opt. Call       AAA         344,001
    650,000     5.875%, 7/01/11...........................................    7/04 at 102       Aaa         705,413
              New Jersey Sports and Exposition Authority, Convention
              Center Luxury Tax Bonds, 1992 Series A, 6.250%, 7/01/20
    100,000     6.000%, 7/01/07...........................................    7/02 at 102       AAA         108,660
    250,000     6.250%, 7/01/20...........................................    7/02 at 102       Aaa         273,480
    150,000   The County of Bergen Utility Authority, Water Pollution
                Control System Revenue Bonds, Series 1992-B, 6.000%,
                12/15/13..................................................   12/02 at 102       Aaa         163,388
    250,000   The Camden County Municipal Utilities Authority (Camden
                County, New Jersey), County Agreement Sewer Revenue
                Refunding Bonds, 1996 Series, 5.125%, 7/15/17.............    7/06 at 102       Aaa         250,263
              The Essex County Improvement Authority (Essex County, New
              Jersey), City of Newark General Obligation Lease Revenue
              Bonds, Series 1994:
    300,000     6.350%, 4/01/07...........................................    4/04 at 102      Baa1         325,476
    450,000     6.600%, 4/01/14...........................................    4/04 at 102      Baa1         491,324
    320,000     6.350%, 4/01/07...........................................    4/04 at 102      BBB+         347,174
    500,000   The Essex County Improvement Authority (Essex County, New
                Jersey), County Guaranteed Pooled Revenue Bonds, Series
                1992A, 6.500%, 12/01/12...................................   12/02 at 102      Baa1         537,960
  1,460,000   The Board of Education of the Borough of Little Ferry,
                Bergen County, New Jersey, Certificates of Participation,
                6.300%, 1/15/08...........................................   No Opt. Call       N/R       1,540,052
    250,000   The City of Atlantic, New Jersey Municipal Utilities
                Authority, Water System, Revenue Refunding Bonds, Series
                1993, 5.650%, 5/01/07.....................................    5/02 at 102        A-         262,998
    250,000   Mercer County Improvement Authority, Solid Waste, 0.000%,
                4/01/04...................................................   No Opt. Call        Aa         193,478
    300,000   Middlesex County Utilities Authority (in the County of
                Middlesex, New Jersey), Sewer Revenue Refunding Bonds,
                Series 1997A, 5.000%, 12/01/12............................   12/07 at 101       AAA         303,708
    550,000   Monmouth County Improvement Authority, Governmental Loan
                Revenue Bonds, Series 1993, 5.000%, 12/01/11..............   12/08 at 101       AAA         560,252
    300,000   The Ocean County Utilities Authority (New Jersey),
                Wastewater Revenue Bonds, Refunding Series 1997, 5.000%,
                1/01/09...................................................    1/07 at 102       Aa2         310,917
  1,000,000   The State of New Jersey, as Lessee, and The Mercer County
                Improvement Authority, as Lessor, Relating to the Richard
                J. Hughes Justice Complex, 6.050%, 1/01/13................   No Opt. Call        Aa       1,001,320
  2,350,000   The Ocean County Utilities Authority (New Jersey),
                Wastewater Revenue Bonds, Refunding Series 1987, 5.000%,
                1/01/14...................................................    5/98 at 100       Aaa       2,349,812

                                   NEW JERSEY
                               FEBRUARY 28, 1998

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT      DESCRIPTION                                                    PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATIONS/LIMITED--CONTINUED
$   170,000   Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,
                Series 1995, Guaranteed by the Commonwealth of Puerto
                Rico, 5.000%, 7/01/15.....................................        7/06 at         A     $   167,278
                                                                                  101 1/2
    225,000   Puerto Rico Commonwealth Highway Authority, Highway Revenue
                Bonds, Series 1990-Q, 6.000%, 7/01/20.....................    7/00 at 100         A         233,530
-------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION--9.1%
              Parking Authority of the City of Hoboken, County of Hudson,
              New Jersey, Parking General Revenue Refunding Bonds, Series
              1992A, 5.850%, 3/01/00
    330,000     5.850%, 3/01/00...........................................   No Opt. Call      Baa1         341,458
    100,000     6.625%, 3/01/09...........................................    3/02 at 102      Baa1         107,140
    200,000   The Port Authority of New York and New Jersey Consolidated
                Bonds, Ninety-Fifty Series, 5.500%, 7/15/05...............    7/04 at 101       AA-         214,324
    100,000   South Jersey Transportation Authority, Transportation System
                Revenue Bonds, 1992 Series B (Tax Exempt), 5.900%,
                11/01/06..................................................   11/02 at 102       AAA         108,347
  1,750,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                Series 1991 C, 6.500%, 1/01/08............................   No Opt. Call      Baa1       2,013,743
  1,415,000   The Delaware River and Bay Authority, Revenue Bonds, Series
                1993, 5.000%, 1/01/17.....................................    1/04 at 102       Aaa       1,389,502
    125,000   The Port Authority of New York and New Jersey, Consolidated
                Bonds, Ninety-Sixth Series, 6.600%, 10/01/23 (Alternative
                Minimum Tax)..............................................   10/04 at 101       Aaa         138,125
    200,000   The Port Authority of New York and New Jersey, Consolidated
                Bonds, One Hundredth Series, 5.750%, 12/15/20.............    6/05 at 101       AA-         210,960
    200,000   The Port Authority of New York and New Jersey, Consolidated
                Bonds, Ninety-Fifth Series, 5.875%, 7/15/09 (Alternative
                Minimum Tax)..............................................    7/04 at 101       AA-         215,222
  4,100,000   The Port Authority of New York and New Jersey Special
                Project Bonds, Series 6, JFK International Air Terminal
                LLC Project, 5.750%, 12/01/25 (Alternative Minimum Tax)...   12/07 at 100       Aaa       4,318,694
-------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED--11.4%
    200,000   New Jersey Economic Development Authority, Lease Rental
                Bonds, 1992 Series (Liberty State Park Project), 6.800%,
                3/15/22 (Pre-refunded to 3/15/02).........................    3/02 at 102       Aaa         223,438
  1,780,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Hackensack Hospital Issue, Series A,
                8.750%, 7/01/09...........................................   No Opt. Call       Aaa       2,144,740
  2,065,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Series 1990-E (Kennedy Memorial Hospital),
                8.375%, 7/01/10 (Pre-refunded to 7/01/01).................    7/01 at 102     A1***       2,371,714
  3,000,000   New Jersey Health Care Facilities Financing Authority,
                Revenue Bonds, Newton Memorial Hospital Issue, Series A,
                7.500%, 7/01/19 (Pre-refunded to 7/01/99).................    7/99 at 102     A-***       3,201,570
     25,000   New Jersey Health Care Facilities Financing Authority,
                Bayonne Hospital Obligated Group, Revenue Bonds, Series
                1994, 6.250%, 7/01/12 (Pre-refunded to 7/01/04)...........    7/04 at 102       Aaa          28,099
    290,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984
                Series, 10.375%, 1/01/03..................................   No Opt. Call       AAA         340,559
    100,000   The Essex County Improvement Authority (Essex County, New
                Jersey), General Obligation Lease Revenue Bonds, Series
                1994 (County Jail and Youth House Projects), 6.900%,
                12/01/14 (Pre-refunded to 12/01/04).......................   12/04 at 102       Aaa         116,947
    300,000   The Township of North Bergen (Hudson County, New Jersey),
                Fiscal Year Adjustment General Obligation Bonds, Series
                1992, 6.500%, 8/15/12 (Pre-refunded to 8/15/02)...........    8/02 at 102       Aaa         334,311
     60,000   Puerto Rico Highway and Transportation Authority, Highway
                Revenue Bonds (Series T), 6.625%, 7/01/18 (Pre-refunded to
                7/01/02)..................................................        7/02 at       AAA          66,889
                                                                                  101 1/2
  1,875,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01).......    7/01 at 102       Aaa       2,082,488
    100,000   University of Medicine and Dentistry of New Jersey, Series
                E, 6.500%, 12/01/18 (Pre-refunded to 12/01/01)............   12/01 at 102    AA-***         110,162
    300,000   The Wanaque Borough Sewerage Authority (Passaic County, New
                Jersey), Sewer Revenue Bonds (Series 1992), 7.000%,
                12/01/21 (Pre-refunded to 12/01/02).......................   12/02 at 102   Baa1***         341,574
-------------------------------------------------------------------------------------------------------------------
              UTILITIES--9.5%
  1,000,000   Pollution Control Financing Authority of Camden County
                (Camden County, New Jersey), Solid Waste Disposal and
                Resource Recovery System Revenue Bonds, Series 1991 C,
                7.125%, 12/01/01 (Alternative Minimum Tax)................   No Opt. Call        B2       1,006,340
  2,645,000   Pollution Control Financing Authority of Camden County
                (Camden County, New Jersey), Solid Waste Disposal and
                Resource Recovery System Revenue Bonds, Series 1991 D,
                7.250%, 12/01/10..........................................   12/01 at 102        B2       2,690,626
    790,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series P, 7.000%, 7/01/07.................................   No Opt. Call      Baa1         936,924
    200,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series R, 6.250%, 7/01/17.................................        7/02 at      Baa1         215,390
                                                                                  101 1/2
              Puerto Rico Electric Power Authority, Power Revenue Bonds,
              Series T:
  2,000,000     5.500%, 7/01/20...........................................    7/04 at 100      Baa1       2,035,160
    250,000     6.375%, 7/01/24...........................................    7/04 at 102      Baa1         277,904
  1,500,000   Puerto Rico Electric Power Authority, Power Revenue
                Refunding Bonds, Series Z, 5.250%, 7/01/21................    7/05 at 100      Baa1       1,493,894

                                   NEW JERSEY
                               FEBRUARY 28, 1998

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT      DESCRIPTION                                                    PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              UTILITIES--CONTINUED
$   195,000   The Union County Utilities Authority (New Jersey), Solid
                Waste System Revenue Bonds, 1991 Series A, 7.100%, 6/15/06
                (Alternative Minimum Tax).................................    6/02 at 102        BB     $   195,980
    300,000   The Port Authority of New York and New Jersey, Special
                Project Bonds, Series 4, KIAC Partners Project, 7.000%,
                10/01/07..................................................   No Opt. Call       N/R         341,634
    250,000   Puerto Rico Electric Power Authority, Power Revenue
                Refunding Bonds, Series Q, 5.900%, 7/01/01................   No Opt. Call      BBB+         264,515
-------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER--1.2%
    100,000   New Jersey Economic Development Authority, Water Facilities
                Revenue Refunding Bonds (New Jersey American Water Company
                Inc. Project), Series 1993, 5.500%, 6/01/23 (Alternative
                Minimum Tax)..............................................    6/03 at 102       Aaa         102,150
    150,000   New Jersey Economic Development Authority, Water Facilities
                Revenue Refunding Bonds (Hackensack Water Company
                Project-1994 Series B), 5.900%, 3/01/24 (Alternative
                Minimum Tax)..............................................    3/04 at 102       Aaa         160,454
    200,000   New Jersey Wastewater Treatment Trust, Wastewater Treatment
                Bonds, Series 1994A, 6.500%, 4/01/14......................    4/04 at 102        Aa         223,243
    250,000   The Hoboken-Union City-Weehawken Sewerage Authority (New
                Jersey), Sewer Revenue Bonds (Refunding Series 1992),
                6.200%, 8/01/19...........................................    8/02 at 102       Aaa         273,310
              North Jersey District Water Supply Commission of the State
              of New Jersey Wanaque South Project, Revenue Refunding
              Bonds, Series 1993:
    100,000     5.700%, 7/01/05...........................................    7/03 at 102       AAA         108,458
    200,000     6.000%, 7/01/21...........................................    7/03 at 102       Aaa         216,653
     75,000   The Wanaque Valley Regional Sewerage Authority (Passaic
                County, New Jersey), Sewer Revenue Bonds (1993 Series A),
                6.125%, 9/01/22...........................................    9/03 at 102       Baa          78,226
-------------------------------------------------------------------------------------------------------------------
$90,085,000   Total Investments--(cost $90,043,410)--95.9%                                               95,739,642
===========   -----------------------------------------------------------------------------------------------------
              TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL
                SECURITIES--3.1%
    800,000   New Jersey Economic Development Authority, Industrial
                Development, Variable Rate Demand Bonds, 3.300%,
                4/01/19+..................................................                      A-1         800,000
    800,000   Port Authority of New York and New Jersey, Versatile
                Structure Obligations, Series B, 3.550%, 12/01/17+
                (Alternative Minimum Tax).................................                   VMIG-1         800,000
  1,500,000   Union County Industrial Pollution Control Financing
                Authority, Pollution Control Revenue Refunding, Exxon
                Project, Series 1989, Variable Rate Demand Bonds, 3.200%,
                10/01/24+.................................................                     A-1+       1,500,000
-------------------------------------------------------------------------------------------------------------------
$ 3,100,000   Total Temporary Investments--3.1%                                                           3,100,000
===========   -----------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities--1.0%                                                         1,022,403
              -----------------------------------------------------------------------------------------------------
              Net Assets--100%                                                                          $99,862,045
              =====================================================================================================

  * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
 **      Ratings (not covered by the report of independent public accountants):
         Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R --   Investment is not rated.
(WI)     Security purchased on a when-issued basis (see note 1).
  + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                          PART C -- OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

          (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

          (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

             (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

             (ii) by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

          (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

          (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

  1(a).     Declaration of Trust of the Registrant.(2)
  1(b).     Amended and Restated Establishment and Designation of Series
            of Shares of Beneficial Interest dated October 11, 1996.(1)
  1(c).     Certificate for the Establishment and Designation of Classes
            dated July 10, 1996.(1)
  2.        Bylaws of Registrant.(1)
  3.        Not applicable.
  4.        Form of Agreement and Plan of Reorganization for Nuveen
            Flagship New Jersey Intermediate Municipal Bond Fund and
            into Nuveen Flagship New Jersey Municipal Bond Fund.+
  5.        Specimen certificates of Shares of each Fund.(2)
  6.        Investment Management Agreement between Registrant and
            Nuveen Advisory Corp.(2)
  7(a).     Distribution Agreement between Registrant and John Nuveen &
            Co. Incorporated.(2)
  8.        Not applicable.
  9(a).     Custodian Agreement between Registrant and Chase Manhattan
            Bank.(2)
  9(b).     Transfer Agency and Service Agreement between Registrant and
            State Street Bank and Trust Company.(2)
  9(c).     Transfer Agency Agreement between Registrant and Shareholder
            Services, Inc.(2)
 10(a).     Plan of Distribution and Service Pursuant to Rule 12b-1 for
            Class A Shares, Class B Shares and Class C Shares of each
            Fund.(1)
 10(b).     Multi-Class Plan Adopted Pursuant to Rule 18f-3.(2)
 11(a).     Opinion of Vedder, Price, Kaufman & Kammholz.++
 11(b).     Opinion of Bingham Dana LLP++
 12.        Tax Opinion of Vedder, Price, Kaufman & Kammholz relating to the Reorganization.++
 13.        Not applicable.
 14.        Consent of Arthur Andersen, Independent Public
            Accountants.++
 15.        Not applicable.
 16(a).     Power of Attorney of Anthony T. Dean.++
 16(b).     Power of Attorney of Timothy R. Schwertfeger.++
 16(c).     Power of Attorney of Robert P. Bremner.++
 16(d).     Power of Attorney of Lawrence H. Brown.++
 16(e).     Power of Attorney of Anne E. Impellizzeri.++
 16(f).     Power of Attorney of Peter R. Sawers.++
 16(g).     Power of Attorney of William J. Schneider.++

 16(h).     Power of Attorney of Judith M. Stockdale.++
 17.        Form of proxy cards.++

---------------
  + Filed herewith as Exhibit A to the Reorganization Statement of Additional
    Information contained herein.

 ++ Filed herewith.

(1) Incorporated herein by reference to the initial Registrant's Registration Statement on Form N-1A, File Number 333-14729, filed on October 24, 1996.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File Number 333-14729, filed on January 13, 1997.

ITEM 17.  UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940 THE REGISTRANT CERTIFIES THAT IT MEETS ALL REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT ON FORM N-14 PURSUANT TO RULE 488 UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THIS CITY OF CHICAGO AND STATE OF ILLINOIS, ON THE 27TH DAY OF MAY 1998.

                                           NUVEEN FLAGSHIP MULTISTATE TRUST II

                                         BY    /s/ GIFFORD R. ZIMMERMAN

                                          --------------------------------------
                                                   GIFFORD R. ZIMMERMAN
                                               VICE PRESIDENT AND SECRETARY

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT ON FORM N-14 HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AND ON THE DATE INDICATED.

              SIGNATURE                               TITLE                                DATE
              ---------                               -----                                ----
         /s/ STEPHEN D. FOY              Vice President and Controller
------------------------------------     (Principal Financial and
           Stephen D. Foy                Accounting Officer                            May 27, 1998

              TRUSTEES:

      Timothy R. Schwertfeger*           Chairman of the Board and
                                         Trustee (Principal Executive
                                         Officer)

          Anthony T. Dean*               President and Trustee
         Robert P. Bremner*              Trustee
         Lawrence H. Brown*              Trustee

        Anne E. Impellizzeri*            Trustee

          Peter R. Sawers*               Trustee

        William J. Schneider*            Trustee

        Judith M. Stockdale*             Trustee

By
                                                            /s/ GIFFORD R.
                                   ZIMMERMAN

                                                      --------------------------
                                                         Gifford R. Zimmerman
                                                           Attorney-in-fact
                                                             May 27, 1998

---------------
* Original powers of attorney authorizing, among others, Gifford R. Zimmerman to execute this Registration Statement on Form N-14 for each of the Trustees of the Registrant have been executed and are filed as Exhibits to this Registration Statement.

                                 EXHIBIT INDEX

  1(a).     Declaration of Trust of the Registrant.(2)
  1(b).     Amended and Restated Establishment and Designation of Series
            of Shares of Beneficial Interest dated October 11, 1996.(1)
  1(c).     Certificate for the Establishment and Designation of Classes
            dated July 10, 1996.(1)
  2.        Bylaws of Registrant.(1)
  3.        Not applicable.
  4.        Form of Agreement and Plan of Reorganization for Nuveen
            Flagship New Jersey Intermediate Flagship and Nuveen
            Flagship South Carolina Municipal Bond Fund into Nuveen
            Flagship New Jersey Municipal Bond Fund.+
  5.        Specimen certificates of Shares of each Fund.(2)
  6.        Investment Management Agreement between Registrant and
            Nuveen Advisory Corp.(2)
  7(a).     Distribution Agreement between Registrant and John Nuveen &
            Co. Incorporated.(2)
  8.        Not applicable.
  9(a).     Custodian Agreement between Registrant and Chase Manhattan
            Bank.(2)
  9(b).     Transfer Agency and Service Agreement between Registrant and
            State Street Bank and Trust Company.(2)
  9(c).     Transfer Agency Agreement between Registrant and Shareholder
            Services, Inc.(2)
 10(a).     Plan of Distribution and Service Pursuant to Rule 12b-1 for
            Class A Shares, Class B Shares and Class C Shares of each
            Fund.(2)
 10(b).     Multi-Class Plan Adopted Pursuant to Rule 18f-3.(2)
 11(a).     Opinion of Vedder, Price, Kaufman & Kammholz.++
 11(b).     Opinion of Bingham Dana LLP++
 12.        Tax Opinion of Vedder, Price, Kaufman & Kammholz relating to the Reorganization.++
 13.        Not applicable.
 14.        Consent of Arthur Andersen, Independent Public
            Accountants.++
 15.        Not applicable.
 16(a).     Power of Attorney of Anthony T. Dean.++
 16(b).     Power of Attorney of Timothy R. Schwertfeger.++
 16(c).     Power of Attorney of Robert P. Bremner.++
 16(d).     Power of Attorney of Lawrence H. Brown.++
 16(e).     Power of Attorney of Anne E. Impellizzeri.++
 16(f).     Power of Attorney of Peter R. Sawers.++
 16(g).     Power of Attorney of William J. Schneider.++
 16(h).     Power of Attorney of Judith M. Stockdale.++
 17.        Form of proxy cards.++

---------------
  + Filed herewith as Exhibit A to the Reorganization Statement of Additional
    Information contained herein.

 ++ Filed herewith.

(1) Incorporated herein by reference to the initial Registrant's Registration Statement on Form N-1A, File Number 333-14729, filed on October 24, 1996.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File Number 333-14729, filed on January 13, 1997.